UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04236

JPMorgan Trust II

(Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

(Address of principal executive offices) (Zip code)

Frank J. Nasta

245 Park Avenue

New York, NY 10167

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code:  (800) 480-4111

Date of fiscal year end:  October 31

Date of reporting period: November 1, 2009 through April 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

J.P. Morgan International Equity Funds

April 30, 2010 (Unaudited)

JPMorgan Emerging Markets Equity Fund

JPMorgan Global Focus Fund

JPMorgan International Equity Fund

JPMorgan International Equity Index Fund

JPMorgan International Opportunities Fund

JPMorgan International Value Fund

JPMorgan Intrepid International Fund

CONTENTS

President’s Letter	1
Market Overview	2
Fund Commentaries:
JPMorgan Emerging Markets Equity Fund	3
JPMorgan Global Focus Fund	5
JPMorgan International Equity Fund	8
JPMorgan International Equity Index Fund	10
JPMorgan International Opportunities Fund	12
JPMorgan International Value Fund	15
JPMorgan Intrepid International Fund	18
Schedules of Portfolio Investments	20
Financial Statements	58
Financial Highlights	78
Notes to Financial Statements	92
Schedule of Shareholder Expenses	113

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MAY 21, 2010 (Unaudited)

Dear Shareholder:

As last year drew to a close, the severe U.S. and global financial crisis and recession that enveloped us in late 2008, finally began to loosen its grip. Extraordinary monetary and fiscal stimulus, along with a revival in key cyclical sectors, appeared to be facilitating a gradual recovery. Yet, even as the clouds began to clear, many investors questioned the sustainability of this recovery, as well as the potential for a “relapse.”

“...Most economic numbers have been positive, suggesting that the recovery is maturing into a broader economic expansion.”

Since then, most economic numbers have been positive, suggesting that the recovery is maturing into a broader economic expansion. The U.S. economy has continued to log solid gains in gross domestic product, experienced an ongoing surge in productivity, seen a sharp turnaround in corporate profits and maintained low inflation and interest rates. Perhaps most encouraging were the first signs of improvement in the labor market, with the creation of almost a half-million net new private sector jobs in the first four months of this year.

There is a risk, however, that the market’s sensitivity to the European debt crisis, financial reform measures and other issues could upset still-tentative progress toward recovery. On May 20, investor anxiety over these issues sent the stock market into a sharp decline that erased much of the gains experienced earlier this year. On that day, the Standard & Poor’s 500 Index (S&P 500 Index) closed down 3.9% to 1,071 — the biggest one-day drop since April 2009. In addition, the level of volatility rose to its highest level since March 2009.

So, while we are encouraged by positive economic fundamentals, we remain concerned that potential “overreactions” to the sovereign debt crisis and other issues may impact the path to recovery going forward.

Investors drawn to Treasuries amid stock market uncertainty

Concern over the Eurozone’s financial problems spurred demand for the safety of U.S. Treasuries, particularly in early May. However, for the six-month reporting period ended April 30, 2010, fixed income markets were more stable, with the Barclays Capital U.S. Aggregate Bond Index returning 2.5%, Barclays Capital High Yield Index returning 11.7% and Barclays Capital Emerging Markets Index returning 7.7%.

Over the same six months, yields on the benchmark 10-year U.S. Treasury bond experienced a slight increase, from 3.4% to 3.7%. Yields on the 30-year U.S. Treasury bond were 4.5%, compared to 4.2% six months earlier, while yields on the two-year U.S. Treasury note rose slightly from 0.9% to 1.0%.

Despite volatility, equity markets post gains

Ongoing credit and geopolitical concerns, as well as uncertainty about the direction of interest rates, led to sharp declines in stock prices in early May. However, over the six-months that ended April 30, 2010, stocks did better, with the S&P 500 Index rising to 1,186 by the end of the period from 1,036 six months earlier.

Outside of the U.S., the impact of a strengthening global recovery was tempered by concerns about European debt and a downturn in Chinese stocks. However, by the end of the reporting period, both European and emerging markets indexes posted gains. The MSCI EAFE Index returned 2.7% (gross) and the MSCI Emerging Markets Index returned 12.5% (gross) at the end of the six-month reporting period.

As the Euro crisis unfolds, maintain a balanced approach

As the European debt crisis continues to unfold, there remains significant uncertainty about how the European governments will follow through on their support of the euro and European sovereign debt. There is no mathematical formula or model that can accurately predict the twists and turns of political calculations or, indeed, how the markets might react to them.

One thing that is clear from recent months, however, is the market’s sensitivity to these ongoing geopolitical challenges. This sensitivity reminds us of the importance of safeguarding portfolios against volatility by remaining well diversified across all asset types, including a diversified mix of fixed income and equities.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence and trust. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   1

J.P. Morgan International Equity Funds

MARKET OVERVIEW
SIX MONTHS ENDED APRIL 30, 2010 (Unaudited)

Developed Markets

Stocks across regions and assets classes rebounded from their March 2009 lows, as signs emerged that the global economy would avoid systemic collapse. Global stock markets carried this momentum through November and December, rising in lockstep before the start of 2010, when policy shifts and macroeconomic uncertainty began to pull regional markets in different directions. Indeed, while equities generally advanced for the six months ended April 30, 2010, there was clear separation between regions.

The U.S. emerged as the clear winner among developed countries, as continued struggles in the housing market and concerns over increasing U.S. budget deficits were offset by improvement in the manufacturing sector and declines in weekly unemployment claims. In addition, corporate earnings continued to exceed expectations, with a significant amount of companies in the S&P 500 posting better-than-expected revenue.

Stocks in Europe lagged because of the region’s debt crisis. In addition, the region has had a more sluggish exit from recession than the U.S., with its meager annualized GDP growth from the mid-2009 bottom driven primarily by government spending and exports.

After lagging most regions in 2009, Japan attracted bargain hunters during the reporting period, as corporate earnings continued to improve and the economy appeared to gather momentum amid rising demand for exports.

Emerging Markets

Emerging markets were generally strong for the reporting period. The Indian stock market was supported by better-than-expected GDP growth, strong corporate earnings and robust flows from foreign investors into the Indian market. In addition, the country’s monetary policy tightening was in line with investor expectations, providing optimism among investors that the Reserve Bank of India was attempting to maintain continued economic growth as it took measures to control inflation. Brazil was bolstered by rising commodity prices, particularly the price of iron ore, which rose as a result of strong demand from China.

The greater China region, however, lagged other emerging markets. While China had not raised interest rates as of the end of the reporting period, investors became concerned by the increasing reserve ratios that the government imposed on banks. Additionally, the Chinese government took measures to cool the country’s surging property market. Taiwan was the strongest performing country in the greater China region, as its economy was helped by increasing technology exports due to recovering consumer demand in the U.S.

2   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY
SIX MONTHS ENDED APRIL 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	13.84%
MSCI Emerging Markets Index (Primary Benchmark)	12.46%

Net Assets as of 4/30/2010 (In Thousands)	$1,067,107

FUND PERFORMANCE

The JPMorgan Emerging Markets Equity Fund (Institutional Class Shares) outperformed its primary benchmark for the six months ended April 30, 2010, as strength from the Fund’s financial holdings more than offset weakness from its materials holdings. The Fund, which seeks to outperform its benchmark by identifying stocks with attractive valuations and long-term earnings prospects, benefited from strong stock selection during the reporting period. From a country perspective, the Fund’s stock selection was strongest in China, while the Fund’s South Korean holdings underperformed.

In the financial sector, investors were encouraged by signs that governments in developing countries were continuing to take steps toward facilitating an improved environment for lending to emerging market consumers. This trend helped many of the Fund’s bank holdings, including Turkiye Garanti Bankasi A/S, Grupo Financiero Banorte S.A.B. de C.V. and Sberbank of Russian Federation, which were among the Fund’s largest individual contributors to relative performance.

On the negative side, while stock selection in China was a strong contributor overall, China Merchants Bank Co., Ltd., Ping An Insurance Group Co. of China Ltd. and China National Building Material Co., Ltd. were among the Fund’s largest individual detractors from relative performance. Shares of each company lagged amid investor concerns about the country’s measures to cool the surging Chinese property market.

HOW THE FUND WAS MANAGED

The Fund seeks to provide high total return from a portfolio of equity securities from emerging markets issuers**. The Fund employed an active, concentrated strategy in which portfolio construction was focused on the highest-conviction ideas found at the stock level. The Fund’s portfolio managers used bottom-up fundamental research to determine the Fund’s security weightings against the Fund’s primary benchmark, rigorously researching companies to determine their underlying value and potential for future earnings growth.

During the reporting period, the Fund began to rotate out of several telecom holdings. The Fund’s portfolio managers believed that these companies successfully penetrated their respective markets and reached or approached the growth potential that initially made them attractive investment opportunities in their view. The Fund increased its exposure to financial services companies that the Fund’s portfolio managers believed were well positioned in the growing consumer lending market.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Vale S.A., ADR (Brazil)	5.1%
2.	Petroleo Brasileiro S.A., ADR (Brazil)	4.4
3.	Housing Development Finance Corp., Ltd. (India)	4.2
4.	China Merchants Bank Co., Ltd., Class H (China)	3.2
5.	Turkiye Garanti Bankasi A/S (Turkey)	2.9
6.	Samsung Electronics Co., Ltd. (South Korea)	2.9
7.	HON HAI Precision Industry Co. Ltd. (Taiwan)	2.5
8.	Itau Unibanco Banco Multiplo S.A. (Brazil)	2.3
9.	Grupo Financiero Banorte S.A.B. de C.V., Class O (Mexico)	2.2
10.	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan)	2.2

PORTFOLIO COMPOSITION BY COUNTRY***

Brazil	16.8%
India	12.7
China	11.5
South Korea	9.2
South Africa	8.6
Hong Kong	7.6
Taiwan	6.3
Mexico	5.6
Russia	3.5
Indonesia	3.1
Turkey	2.9
Egypt	1.9
Hungary	1.5
United States	1.3
Chile	1.0
Others (each less than 1.0%)	2.1
Short-Term Investment	4.4

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of April 30, 2010. The Fund’s composition is subject to change.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   3

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY
SIX MONTHS ENDED APRIL 30, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2010

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		13.60%	54.65%	15.66%	10.82%
With Sales Charge*		7.65	46.48	14.42	10.22
CLASS B SHARES	9/28/01
Without CDSC		13.32	53.90	15.11	10.41
With CDSC**		8.32	48.90	14.88	10.41
CLASS C SHARES	2/28/06
Without CDSC		13.35	53.96	15.11	10.38
With CDSC***		12.35	52.96	15.11	10.38
INSTITUTIONAL CLASS SHARES	11/15/93	13.84	55.34	16.17	11.34
SELECT CLASS SHARES	9/10/01	13.79	55.16	15.98	11.06

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/00 TO 4/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Prior to September 7, 2001, the Fund operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the Emerging Markets Equity Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on September 10, 2001 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares.

Returns for Class A and Class B Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares.

Returns for Class C Shares prior to their inception date are based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Emerging Markets Equity Fund, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index from April 30, 2000 to April 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the maximum possible dividend reinvestment of the securities included in the benchmark. The amount reinvested is the entire dividend distributed to individuals resident in the country of the company, but does not include tax credits. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an index based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

JPMorgan Global Focus Fund

FUND COMMENTARY
SIX MONTHS ENDED APRIL 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	16.21%
Morgan Stanley Capital International (MSCI) World Index (Primary Benchmark)	9.40%

Net Assets as of 4/30/2010 (In Thousands)	$2,826

FUND PERFORMANCE

The JPMorgan Global Focus Fund (Select Class Shares) outperformed its primary benchmark for the six months ended April 30, 2010, as strength from the Fund’s autos and energy holdings more than offset weakness from its healthcare and insurance holdings. The Fund, which seeks to outperform its benchmark by identifying stocks with attractive valuations and long-term earnings prospects, benefited from strong stock selection during the reporting period. From a geographic perspective, the Fund’s stock selection contributed to relative performance across all the major regions, particularly in the Continental Europe region. The Fund’s underweight of North America offset some of these contributions to relative returns.

German-based Lanxess AG and France-based Rhodia S.A., which are both specialty chemical providers, were among the Fund’s significant contributors to relative performance. Both companies’ earnings received a boost from their managements’ disciplined cost-cutting measures and recovering demand in their end markets.

Another significant contributor to relative performance was InterContinental Hotels Group plc. The company posted a net profit for 2009 despite the challenging environment for the travel industry and benefited from signs of increasing business travel. Fund holding InterOil Corp., an integrated energy company operating in Papua, New Guinea, contributed to relative performance, as the company started to generate strong revenue from its drilling and refining activities.

On the negative side, the Fund’s Greek holdings hurt relative performance. Shares of Sidenor Steel Products Manufacturing Co. S.A., EFG Eurobank Ergasias S.A. and Corinth Pipeworks S.A. declined with other Greek stocks as the country’s debt crisis escalated.

Among other individual detractors, shares of Austrian biotech company Intercell AG declined after management warned that the company may post a loss for 2010, due in part to on-going research & development costs.

HOW THE FUND WAS MANAGED

The Fund seeks to provide long-term capital growth by investing in a portfolio of equity securities of companies in developed and emerging markets**. The Fund is managed by a team of highly experienced portfolio managers, whose efforts are supported by research analysts comprising our global sector teams. Using a proprietary dividend discount model, the analysts seek to identify the most attractively valued stocks in each sector. Focusing on the most attractively valued names in each sector, portfolio managers and analysts then work closely together to pinpoint specific catalysts that enable stocks to realize their inherent worth.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   5

JPMorgan Global Focus Fund

FUND COMMENTARY
SIX MONTHS ENDED APRIL 30, 2010 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Lanxess AG (Germany)	3.2%
2.	Rhodia S.A. (France)	3.1
3.	Intercontinental Hotels Group plc (United Kingdom)	2.1
4.	McDonald’s Corp.	2.1
5.	InterOil Corp. (Australia)	2.0
6.	Lloyds Banking Group plc (United Kingdom)	2.0
7.	Abbott Laboratories	1.9
8.	Kubota Corp. (Japan)	1.9
9.	Roche Holding AG (Switzerland)	1.8
10.	PACCAR, Inc.	1.8

PORTFOLIO COMPOSITION BY COUNTRY***

United States	27.2%
United Kingdom	18.0
Japan	10.2
Germany	5.7
France	5.6
Australia	3.4
Switzerland	3.3
Hong Kong	3.2
Netherlands	2.8
Indonesia	2.7
Norway	2.2
Taiwan	1.8
South Korea	1.5
Austria	1.3
Italy	1.3
Finland	1.3
Ireland	1.1
Brazil	1.1
Israel	1.0
South Africa	1.0
Belgium	1.0
Others (each lesss than 1.0%)	3.3

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of April 30, 2010. The Fund’s composition is subject to change.

6   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2010

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	3/30/07
Without Sales Charge		16.08%	56.62%	(3.46)%	(2.11)%
With Sales Charge*		10.01	48.34	(5.17)	(3.80)
CLASS C SHARES	3/30/07
Without CDSC		15.77	55.84	(3.93)	(2.59)
With CDSC**		14.77	54.84	(3.93)	(2.59)
CLASS R5 SHARES	3/30/07	16.30	57.37	(3.01)	(1.66)
SELECT CLASS SHARES	3/30/07	16.21	56.94	(3.21)	(1.86)

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (3/30/07 TO 4/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 30, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Focus Fund, the MSCI World Index and the Lipper Global Multi-Cap Value Funds Index from March 30, 2007 to April 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The performance of the Lipper Global Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Lipper Global Multi-Cap Value Funds is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Subsequent to the inception of the Fund through April 30, 2010, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   7

JPMorgan International Equity Fund

FUND COMMENTARY
SIX MONTHS ENDED APRIL 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	3.10%
Morgan Stanley Capital International (MSCI) EAFE Index (Primary Benchmark)	2.48%

Net Assets as of 4/30/2010 (In Thousands)	$620,408

FUND PERFORMANCE

The JPMorgan International Equity Fund (Select Class Shares) outperformed its primary benchmark for the six months ended April 30, 2010, as strength from the Fund’s technology holdings more than offset weakness from its financial holdings. Regionally, the Fund’s exposure to emerging markets and stock selection in Japan added to relative performance, while the Fund’s stock selection in the United Kingdom and Pacific ex-Japan detracted from relative performance.

Among individual contributors, shares of Japan Tobacco, Inc. rose after the cigarette taxes announced by the Japanese government turned out not to be as high as the market had feared. Brazilian mining company Vale S.A. benefited from the continued strength in iron ore prices, resulting from strong demand from China. The Fund’s position in Symrise Ag, a Germany-based manufacturer of fragrances, also contributed to the Fund’s relative performance.

Several of the Fund’s largest individual detractors, including Piraeus Bank S.A., AXA S.A. and ING Groep N.V. CVA, were European financials. These stocks declined amid concerns that the debt crisis in Greece would spread to other countries.

HOW THE FUND WAS MANAGED

The Fund seeks total return from long-term capital growth and income**. The Fund’s portfolio managers continued to focus on stock selection to build a diversified portfolio of international equities. The Fund’s portfolio managers employed a bottom up fundamental approach to stock selection, rigorously researching companies to determine their underlying value and potential for future growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	HSBC Holdings plc (United Kingdom)	2.7%
2.	Nestle S.A. (Switzerland)	2.6
3.	Total S.A. (France)	2.5
4.	Vodafone Group plc (United Kingdom)	2.3
5.	BP plc (United Kingdom)	2.1
6.	Royal Dutch Shell plc (Netherlands)	2.0
7.	Standard Chartered plc (United Kingdom)	2.0
8.	BHP Billiton Ltd. (Australia)	1.9
9.	BG Group plc (United Kingdom)	1.7
10.	Tesco plc (United Kingdom)	1.7

PORTFOLIO COMPOSITION BY COUNTRY***

United Kingdom	23.6%
Japan	16.3
France	13.3
Switzerland	11.7
Germany	8.2
Netherlands	4.8
Hong Kong	3.4
Spain	3.2
Australia	2.7
Brazil	2.1
China	1.5
Italy	1.5
Mexico	1.3
Belgium	1.0
Israel	1.0
South Korea	1.0
Others (each less than 1.0%)	1.7
Short-Term Investment	1.7

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of April 30, 2010. The Fund’s composition is subject to change.

8   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2010

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/28/02
Without Sales Charge		2.86%	34.20%	3.46%	1.07%
With Sales Charge*		(2.52)	27.17	2.36	0.53
CLASS B SHARES	2/28/02
Without CDSC		2.63	33.38	2.86	0.63
With CDSC**		(2.37)	28.38	2.50	0.63
CLASS C SHARES	1/31/03
Without CDSC		2.57	33.27	2.87	0.62
With CDSC***		1.57	32.27	2.87	0.62
CLASS R2 SHARES	11/3/08	2.81	36.25	3.38	1.03
CLASS R5 SHARES	5/15/06	3.12	35.24	3.87	1.40
SELECT CLASS SHARES	1/1/97	3.10	34.66	3.73	1.33

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/00 TO 4/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class B and Class R5 Shares prior to their inception dates are based on the performance of the Select Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares. The actual returns of Class R5 Shares would have been different because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of R2 Shares would have been lower than shown because R2 Shares have higher expenses than Class A Shares.

Returns for Class C Shares prior to their inception date are based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from April 30, 2000 to April 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   9

JPMorgan International Equity Index Fund

FUND COMMENTARY
SIX MONTHS ENDED APRIL 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	1.41%
Morgan Stanley Capital International (MSCI) EAFE GDP Index (Primary Benchmark)	(0.02)%

Net Assets as of 4/30/2010 (In Thousands)	$816,762

FUND PERFORMANCE

The JPMorgan International Equity Index Fund (Select Class Shares) outperformed its primary benchmark for the six months ended April 30, 2010. The Fund’s strategy is not a full replication approach. The Fund seeks to achieve a correlation of 0.90 with the stated primary benchmark. Perfect correlation would be 1.00. The tracking error of this strategy can be attributed to not owning all the names in the Index and the Fund’s exposure to emerging markets. (Tracking error is a measure of how closely a portfolio’s returns follow the returns of index to which it is benchmarked.) Accordingly, the Fund’s emerging market exposure caused the Fund to outperform its primary benchmark during the reporting period.

HOW THE FUND WAS MANAGED

The Fund seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the MSCI EAFE GDP Index**. The Fund is constructed as a fundamental index strategy, with country weights based on gross domestic product (GDP) rather than traditional market capitalization. Each country is weighted by GDP, because the Fund’s portfolio managers believe that this measure is a better indication of each country’s potential earning power than traditional market capitalization.

The Fund was well diversified for the reporting period, with approximately 1,000 developed country stocks and 150 emerging country stocks. On average, the Fund had the following weights within the major regions during the reporting period: Europe ex-U.K., 55.0%; Japan, 17.1%; the U.K., 9.9%; and Asia ex-Japan, 6.7%.

The Fund’s emerging markets exposure had an average weighting of 8.3% during the reporting period, consisting of 13 countries with representation among major emerging market regions. The Fund’s emerging markets exposure was constructed so that countries were about equally weighted, with periodic rebalancing to return to this weighting.

A combination of exchange-traded funds and futures were used to equitize cash balances. The Fund continued to closely track its primary benchmark consistent with its investment strategy and attempted to provide broad passive international exposure for U.S. investors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Banco Santander S.A. (Spain)	1.4%
2.	Siemens AG (Germany)	1.3
3.	Telefonica S.A. (Spain)	1.3
4.	ENI S.p.A. (Italy)	1.3
5.	E.ON AG (Germany)	1.2
6.	Total S.A. (France)	1.1
7.	UniCredit S.p.A. (Italy)	0.9
8.	BASF SE (Germany)	0.9
9.	Toyota Motor Corp. (Japan)	0.9
10.	Bayer AG (Germany)	0.9

PORTFOLIO COMPOSITION BY COUNTRY***

Japan	18.0%
Germany	12.9
France	9.6
United Kingdom	8.7
Italy	6.8
Spain	5.3
Netherlands	4.7
Australia	4.7
Switzerland	2.1
Sweden	2.0
Belgium	1.9
Norway	1.6
Austria	1.6
Denmark	1.5
Ireland	1.1
United States	1.0
Others (each less than 1.0%)	15.0
Short-Term Investment	1.5

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of April 30, 2010. The Fund’s composition is subject to change.

10   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2010

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	4/23/93
Without Sales Charge		1.27%	32.73%	4.18%	1.50%
With Sales Charge*		(4.04)	25.73	3.06	0.96
CLASS B SHARES	1/14/94
Without CDSC		0.90	31.83	3.44	0.93
With CDSC**		(4.10)	26.83	3.09	0.93
CLASS C SHARES	11/4/97
Without CDSC		0.93	31.76	3.44	0.78
With CDSC***		(0.07)	30.76	3.44	0.78
CLASS R2 SHARES	11/3/08	1.19	32.43	3.91	1.25
SELECT CLASS SHARES	10/28/92	1.41	33.12	4.43	1.77

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/00 TO 4/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of the Select Class Shares. Class R2 Shares performance has been adjusted to reflect the difference in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Index Fund, the MSCI EAFE GDP Index, Lipper International Large-Cap Core Funds Index and the Lipper International Multi-Cap Core Funds Index from April 30, 2000 to April 30, 2010. Effective October 7, 2009, the Fund’s Lipper category was changed to the Lipper International Large-Cap Core Funds Index. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE GDP Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The performance of the Lipper International Large-Cap Core Funds Index and Lipper International Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE GDP Index is a country weighted index that is designed to measure the size of developed market economies, excluding the U.S. & Canada. The Lipper International Large-Cap Core Funds Index and Lipper International Multi-Cap Core Funds Index are indexes based on the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside of the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   11

JPMorgan International Opportunities Fund

FUND COMMENTARY
SIX MONTHS ENDED APRIL 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	5.35%
Morgan Stanley Capital International (MSCI) EAFE Index (Primary Benchmark)	2.48%

Net Assets as of 4/30/2010 (In Thousands)	$253,316

FUND PERFORMANCE

The JPMorgan International Opportunities Fund (Institutional Class Shares) outperformed its primary benchmark for the six months ended April 30, 2010, as strength from the Fund’s transport services & consumer cyclicals and technology—hardware holdings more than offset weakness from its property and healthcare holdings. The Fund, which seeks to outperform its benchmark by identifying stocks with attractive valuations and long-term earnings prospects, benefited from strong stock selection during the reporting period. From a geographic perspective, the Fund’s stock selection contributed to relative performance across all the major regions with the exception of Pacific ex-Japan.

Lanxess AG, a German specialty chemicals provider, was among the largest individual contributors to the Fund’s relative performance. The company’s earnings received a boost from management’s disciplined cost-cutting measures and recovering demand in its end markets. Other individual contributors to relative performance included InterContinental Hotels Group plc and Japan Tobacco. InterContinental Hotels Group posted a net profit for 2009 despite the challenging environment for the travel industry and benefited from signs of increasing business travel. Shares of Japan Tobacco, Inc. rose after the cigarette taxes announced by the Japanese government turned out not to be as high as the market had feared.

On the negative side, China Resources Land Ltd. and China Overseas Land & Investment were among the Fund’s largest individual detractors. Shares of both companies declined amid investor concerns about China’s attempts to cool its surging property market. Among other individual detractors from relative performance, shares of Austrian biotech company Intercell AG declined after management warned that the company may post a loss for 2010, due in part to on-going research & development costs.

HOW THE FUND WAS MANAGED

The Fund seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets**. The Fund is managed by a team of highly experienced portfolio managers, whose efforts are supported by research analysts comprising our global sector teams. The Fund’s portfolio managers employed a bottom up fundamental approach to stock selection, rigorously researching companies to determine their underlying value and potential for future earnings growth. Using a proprietary dividend discount model, the analysts sought to identify the most attractively valued stocks in each sector. Focusing on the most attractively valued names in each sector, portfolio managers and analysts then worked closely together to pinpoint specific catalysts that enable stocks to realize their inherent worth.

12   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Royal Dutch Shell plc, Class A (Netherlands)	3.3%
2.	Vodafone Group plc (United Kingdom)	1.9
3.	HSBC Holdings plc (United Kingdom)	1.8
4.	Unilever N.V. CVA (Netherlands)	1.7
5.	Nissan Motor Co., Ltd. (Japan)	1.6
6.	Mitsubishi Electric Corp. (Japan)	1.6
7.	GlaxoSmithKline plc (United Kingdom)	1.6
8.	BNP Paribas (France)	1.6
9.	Banco Santander S.A. (Spain)	1.5
10.	Roche Holding AG (Switzerland)	1.5

PORTFOLIO COMPOSITION BY COUNTRY***

United Kingdom	21.1%
Japan	19.7
France	10.9
Netherlands	10.3
Germany	5.6
Switzerland	4.1
Hong Kong	3.7
Italy	3.0
Australia	2.8
Taiwan	2.3
Ireland	1.6
Luxembourg	1.5
Spain	1.5
Canada	1.4
China	1.2
India	1.1
Belgium	1.0
Indonesia	1.0
South Korea	1.0
Others (each less than 1.0%)	2.2
Short-Term Investment	3.0

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of April 30, 2010. The Fund’s composition is subject to change.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   13

JPMorgan International Opportunities Fund

FUND COMMENTARY
SIX MONTHS ENDED APRIL 30, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2010

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/10/01
Without Sales Charge		5.15%	34.78%	4.72%	1.03%
With Sales Charge*		(0.36)	27.75	3.59	0.49
CLASS B SHARES	9/10/01
Without CDSC		4.82	34.15	4.19	0.64
With CDSC**		(0.18)	29.15	3.85	0.64
CLASS C SHARES	7/31/07
Without CDSC		4.82	34.09	4.19	0.60
With CDSC***		3.82	33.09	4.19	0.60
INSTITUTIONAL CLASS SHARES	2/26/97	5.35	35.44	5.20	1.72
SELECT CLASS SHARES	9/10/01	5.24	35.16	4.97	1.42

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/00 TO 4/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Prior to September 7, 2001 operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the International Opportunities Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on September 10, 2001 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares.

Returns for Class A and Class B Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares.

Returns for Class C Shares prior to their inception date are based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Opportunities Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from April 30, 2000 to April 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

JPMorgan International Value Fund

FUND COMMENTARY
SIX MONTHS ENDED APRIL 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	3.65%
Morgan Stanley Capital International (MSCI) EAFE Value Index (Primary Benchmark)	0.38%

Net Assets as of 4/30/2010 (In Thousands)	$2,069,564

FUND PERFORMANCE

The JPMorgan International Value Fund (Institutional Class Shares) outperformed its primary benchmark for the six months ended April 30, 2010, as the Fund’s overweight and stock selection in the technology — hardware sector more than offset weakness from its banks and finance holdings. The Fund, which seeks to outperform its primary benchmark by identifying stocks with attractive valuations and long-term earnings prospects, benefited from strong stock selection during the reporting period. From a regional perspective, the Fund’s stock selection in Japan contributed significantly to relative performance, while the Fund’s Pacific ex-Japan holdings detracted.

Ricoh Co., Ltd, a Japan-based manufacturer of office equipment, was among the largest individual contributors to relative performance. The stock benefited after capital expenditure showed signs of rebounding during the reporting period, as companies that had scaled back spending during the economic downturn started to replace and upgrade old equipment.

Other individual contributors to relative performance included German-based Lanxess AG and France-based Rhodia S.A., which are both specialty chemical providers. Both companies’ earnings received a boost from their managements’ disciplined cost-cutting measures and recovering demand in their end markets.

On the negative side, the Fund did not own outperforming Australian banks, most notably Commonwealth Bank of Australia and Australia & New Zealand Banking Group Ltd., which hurt the Fund’s relative performance. Australian banks were strong performers during the reporting period as the Australian economy continued to be supported by rising demand for commodities.

Among other individual detractors, Fund holding Sidenor Steel Products Manufacturing Co. S.A., a Greek steel company, declined with other Greek stocks due to concerns about the country’s debt crisis.

HOW THE FUND WAS MANAGED

The Fund seeks to provide high total return from a portfolio of foreign company equity securities**. The Fund was managed by a team of highly experienced portfolio managers, whose efforts were supported by research analysts comprising our global sector teams. The Fund’s portfolio managers employed a bottom up fundamental approach to stock selection, rigorously researching companies to determine their underlying value and potential for future earnings growth. Using a proprietary dividend discount model, the analysts sought to identify the most attractively valued stocks in each sector. Focusing on the most attractively valued names in each sector, portfolio managers and analysts then work closely together to pinpoint specific catalysts that enable stocks to realize their inherent worth.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   15

JPMorgan International Value Fund

FUND COMMENTARY
SIX MONTHS ENDED APRIL 30, 2010 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Royal Dutch Shell plc, Class A (Netherlands)	4.2%
2.	HSBC Holdings plc (United Kingdom)	3.0
3.	BP plc (United Kingdom)	2.7
4.	Vodafone Group plc (United Kingdom)	2.7
5.	Sanofi-Aventis S.A.(France)	2.2
6.	GDF Suez (France)	2.0
7.	Sumitomo Mitsui Financial Group, Inc. (Japan)	1.9
8.	Zurich Financial Services AG (Switzerland)	1.7
9.	Hutchison Whampoa Ltd. (Hong Kong)	1.7
10.	FUJIFILM Holdings Corp. (Japan)	1.6

PORTFOLIO COMPOSITION BY COUNTRY***

Japan	20.7%
United Kingdom	20.7
France	14.1
Netherlands	9.5
Germany	7.3
Spain	3.0
Switzerland	2.6
Italy	2.4
Australia	1.7
Hong Kong	1.7
South Korea	1.2
Indonesia	1.2
Luxembourg	1.1
South Africa	1.1
Taiwan	1.0
Norway	1.0
Others (each less than 1.0%)	5.5
Short-Term Investment	4.2

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of April 30, 2010. The Fund’s composition is subject to change.

16   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2010

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		3.52%	33.98%	5.04%	1.89%
With Sales Charge*		(1.92)	26.89	3.92	1.35
CLASS B SHARES	9/28/01
Without CDSC		3.25	33.33	4.53	1.51
With CDSC**		(1.75)	28.33	4.19	1.51
CLASS C SHARES	7/11/06
Without CDSC		3.23	33.19	4.53	1.48
With CDSC***		2.23	32.19	4.53	1.48
CLASS R2 SHARES	11/3/08	3.36	33.61	4.97	1.86
INSTITUTIONAL CLASS SHARES	11/4/93	3.65	34.49	5.50	2.40
SELECT CLASS SHARES	9/10/01	3.62	34.27	5.32	2.10

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/00 TO 4/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Prior to September 7, 2001, the Fund operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the International Equity Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on September 10, 2001 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares.

Returns for Class A and Class B Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares. Effective December 19, 2001, the Fund changed its investment strategy to a value strategy, which resulted in a restructuring of the portfolio.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of R2 Shares would have been lower than shown because R2 Shares have higher expenses than Class A Shares.

The performance of Class C Shares is based on the performance of Class B Shares of the Fund. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Value Fund, the MSCI EAFE Value Index and the Lipper International Large-Cap Value Funds Average from April 30, 2000 to April 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The performance of the Lipper International Large-Cap Value Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of value-oriented stocks in the world’s equity markets, excluding the U.S. and Canada. The Lipper International Large-Cap Value Funds Average is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   17

JPMorgan Intrepid International Fund

FUND COMMENTARY
SIX MONTHS ENDED APRIL 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	3.76%
Morgan Stanley Capital International (MSCI) EAFE Index (Primary Benchmark)	2.48%

Net Assets as of 4/30/2010 (In Thousands)	$168,914

FUND PERFORMANCE

The JPMorgan Intrepid International Fund (Institutional Class Shares) outperformed its primary benchmark for the six months ended April 30, 2010, as strength from the Fund’s materials holdings more than offset weakness from its consumer staples holdings.

Among individual contributors to relative performance, German-based Lanxess AG and France-based Rhodia S.A., which are both specialty chemical providers, received a boost to earnings from their managements’ disciplined cost-cutting measures and recovering demand in their end markets. The Fund’s position in UK-based Cookson Group Plc also contributed to relative performance, as the industrial materials provider raised its revenue and profit expectations for the first half of 2010.

On the negative side, the Fund’s underweight position in outperforming Commonwealth Bank of Australia hurt relative performance. Australian banks performed strongly during the reporting period, as the Australian economy continued to be supported by rising demand for commodities. The Fund’s underweight position Japan Tobacco, Inc. hurt relative returns. The stock rose after the cigarette taxes announced by the Japanese government turned out not to be as high as the market had feared. The Fund’s position in Piraeus Bank S.A. also detracted the Fund’s relative performance, as the Greece-based financial and banking services group declined on concerns about the country’s debt crisis.

HOW THE FUND WAS MANAGED

The Fund seeks to maximize long-term capital growth by investing primarily in equity securities in developed markets outside of the U.S.**. The Fund’s investment philosophy is based on the premise that psychological factors cause investors to behave irrationally in systematic, but predictable ways. These market inefficiencies give rise to persistent anomalies that manifest themselves at the extremes of the growth and value spectrums of the market. To gain exposure to attractive growth and value characteristics, the Fund combined disciplined stock screening with fundamental research, rigorously researching companies to determine their underlying value and potential for future earnings growth. The Fund’s portfolio managers constructed the Fund so that style and stock selection would be the primary drivers of returns. In an effort to generate consistent alpha, the Fund’s portfolio managers continued to use this dynamic approach to investing.

The Fund experienced significant redemptions during the reporting period. The redemption process was orderly. The Fund was well-diversified during the reporting period, with individual stocks making only small contributions and detractions.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Nestle S.A.(Switzerland)	1.4%
2.	BHP Billiton Ltd. (Australia)	1.3
3.	BP plc (United Kingdom)	1.3
4.	Royal Dutch Shell plc, Class B (Netherlands)	1.1
5.	Vodafone Group plc (United Kingdom)	1.1
6.	Novartis AG (Switzerland)	1.1
7.	HSBC Holdings plc (United Kingdom)	1.0
8.	Total S.A. (France)	0.9
9.	Sanofi-Aventis S.A. (France)	0.9
10.	Standard Chartered plc (United Kingdom)	0.9

PORTFOLIO COMPOSITION BY COUNTRY***

United Kingdom	18.8%
Japan	14.8
Switzerland	7.1
France	5.8
Germany	5.1
Australia	4.8
Hong Kong	3.2
Netherlands	2.8
Spain	2.4
Italy	1.8
Belgium	1.2
Others (each less than 1.0%)	9.0
Short-Term Investment	23.2

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of April 30, 2010. The Fund’s composition is subject to change.

18   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2010

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	4/30/01
Without Sales Charge		3.52%	32.85%	2.16%	2.25%
With Sales Charge*		(1.92)	25.85	1.07	1.64
CLASS C SHARES	2/28/06
Without CDSC		3.31	32.24	1.75	2.02
With CDSC**		2.31	31.24	1.75	2.02
CLASS R2 SHARES	11/3/08	3.40	32.57	2.08	2.20
INSTITUTIONAL CLASS SHARES	4/30/01	3.76	33.60	2.68	2.87
SELECT CLASS SHARES	2/28/06	3.69	33.29	2.48	2.76

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (4/30/01 TO 4/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on April 30, 2001.

Returns for Class C and Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns for Class C and Class R2 Shares would have been lower than shown because Class C and Class R2 Shares have higher expenses than Class A Shares.

Returns for Select Class Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns for Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Intrepid International Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from April 30, 2001 to April 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   19

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited)
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 81.6%
	Argentina — 0.8%
207	Tenaris S.A., ADR (m)	8,407
	Brazil — 3.5%
1,109	All America Latina Logistica S.A. (a) (m)	9,922
1,224	Cielo S.A. (m)	11,821
1,519	OGX Petroleo e Gas Participacoes S.A. (a) (m)	15,185
		36,928
	Chile — 1.0%
168	Banco Santander Chile S.A., ADR (m)	11,049
	China — 11.4%
3,532	Anhui Conch Cement Co., Ltd., Class H (m)	11,278
13,815	China Merchants Bank Co., Ltd., Class H (m)	33,866
3,552	China National Building Material Co., Ltd., Class H (m)	5,821
132	New Oriental Education & Technology Group, ADR (a) (m)	12,358
2,669	Ping An Insurance Group Co. of China Ltd., Class H (m)	22,845
513	Tencent Holdings Ltd. (m)	10,607
2,230	Tsingtao Brewery Co., Ltd., Class H (m)	11,016
12,441	Want Want China Holdings Ltd. (m)	9,340
2,247	Wumart Stores, Inc., Class H (m)	4,801
		121,932
	Egypt — 1.8%
217	Orascom Construction Industries (m)	10,550
7,088	Orascom Telecom Holding SAE (m)	9,224
		19,774
	Hong Kong — 7.5%
1,571	China Mobile Ltd. (m)	15,374
3,132	China Resources Enterprise (m)	11,050
1,758	Esprit Holdings Ltd. (m)	12,592
15,468	GOME Electrical Appliances Holdings Ltd. (a) (m)	4,985
2,824	Hang Lung Properties Ltd. (m)	10,159
4,522	Li & Fung Ltd. (m)	21,800
1,162	Yue Yuen Industrial Holdings Ltd. (m)	4,048
		80,008
	Hungary — 1.5%
455	OTP Bank plc (a) (m)	15,991
	India — 12.5%
413	ACC Ltd. (m)	8,379
994	Ambuja Cements Ltd. (m)	2,698
3,100	Bharti Airtel Ltd. (m)	20,704
700	Housing Development Finance Corp., Ltd. (m)	44,057
290	Infosys Technologies Ltd., ADR (m)	17,372
173	Infosys Technologies Ltd. (m)	10,541
649	Jindal Steel & Power Ltd. (m)	10,792
540	Reliance Capital Ltd. (m)	8,886
371	United Spirits Ltd. (m)	10,424
		133,853
	Indonesia — 3.1%
2,705	Astra International Tbk PT (m)	13,978
13,158	Bank Rakyat Indonesia (m)	12,879
3,776	Unilever Indonesia Tbk PT (m)	5,758
		32,615
	Israel — 0.8%
153	Teva Pharmaceutical Industries Ltd., ADR (m)	8,991
	Malaysia — 0.5%
381	British American Tobacco Malaysia Bhd (m)	5,248
	Mexico — 5.6%
240	America Movil S.A.B. de C.V., Series L, ADR (m)	12,347
406	Cemex S.A.B. de C.V., ADR (a) (m)	4,819
5,862	Grupo Financiero Banorte S.A.B. de C.V., Class O (m)	23,567
8,028	Wal-Mart de Mexico S.A.B. de C.V., Series V	18,778
		59,511
	Russia — 3.4%
358	Magnit OJSC, GDR (e) (m)	6,734
376	Magnit OJSC, GDR (m)	7,041
8,638	Sberbank of Russian Federation (m)	22,900
		36,675
	South Africa — 8.6%
2,213	African Bank Investments Ltd. (m)	10,598
4,539	FirstRand Ltd. (m)	12,468
677	Impala Platinum Holdings Ltd. (m)	19,080
777	Massmart Holdings Ltd. (m)	11,510
1,077	MTN Group Ltd. (m)	15,850
542	Sasol Ltd. (m)	21,921
		91,427
	South Korea — 9.2%
94	Hyundai Mobis (m)	15,553
131	Hyundai Motor Co. (m)	16,010
195	KT&G Corp. (m)	9,835
29	POSCO (m)	13,208
40	Samsung Electronics Co., Ltd. (m)	30,276
28	Shinsegae Co., Ltd. (m)	12,815
		97,697
	Taiwan — 6.2%
3,490	Acer, Inc. (m)	9,517

SEE NOTES TO FINANCIAL STATEMENTS.

20   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Taiwan — Continued
5,684	HON HAI Precision Industry Co. Ltd. (m)	26,685
3,518	Taiwan Semiconductor Manufacturing Co., Ltd. (m)	6,886
2,175	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	23,029
		66,117
	Turkey — 2.9%
6,344	Turkiye Garanti Bankasi A/S (m)	30,733
	United States — 1.3%
327	NII Holdings, Inc. (a) (m)	13,873
	Total Common Stocks (Cost $656,597)	870,829
Preferred Stocks — 13.1%
	Brazil — 13.1%
154	Cia de Bebidas das Americas, ADR (m)	15,037
43	Itau Unibanco Banco Multiplo S.A., ADR (m)	928
1,107	Itau Unibanco Banco Multiplo S.A. (m)	24,004
1,233	Petroleo Brasileiro S.A., Class A, ADR (m)	46,796
1,989	Vale S.A., ADR (m)	53,515
	Total Preferred Stocks (Cost $67,027)	140,280
Short-Term Investment — 4.4%
	Investment Company — 4.4%
46,532	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $46,532)	46,532
	Total Investments — 99.1% (Cost $770,156)	1,057,641
	Other Assets in Excess of Liabilities — 0.9%	9,466
	NET ASSETS — 100.0%	$1,067,107

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2010

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	16.6%
Metals & Mining	9.1
Wireless Telecommunication Services	8.3
Oil, Gas & Consumable Fuels	7.9
Food & Staples Retailing	6.9
Semiconductors & Semiconductor Equipment	5.7
Thrifts & Mortgage Finance	4.2
IT Services	3.8
Beverages	3.4
Construction Materials	3.1
Diversified Financial Services	3.0
Automobiles	2.8
Electronic Equipment, Instruments & Components	2.5
Insurance	2.2
Distributors	2.1
Specialty Retail	1.7
Auto Components	1.5
Tobacco	1.4
Diversified Consumer Services	1.2
Internet Software & Services	1.0
Construction & Engineering	1.0
Real Estate Management & Development	1.0
Short-Term Investment	4.4
Others (each less than 1.0%)	5.2

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   21

JPMorgan Global Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited)
(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — 100.1%
		Australia — 3.4%
1		InterOil Corp. (a) (m)	58
1		Macquarie Group Ltd.	39
			97
		Austria — 1.3%
1		Intercell AG (a)	14
—	(h)	Schoeller-Bleckmann Oilfield Equipment AG (m)	24
			38
		Belgium — 1.0%
1		KBC Groep N.V. (a) (m)	28
		Brazil — 1.1%
3		Cosan Ltd., Class A (a) (m)	31
		Denmark — 0.4%
—	(h)	D/S Norden (m)	11
		Finland — 1.3%
1		Nokian Renkaat OYJ	35
		France — 5.7%
—	(h)	Atos Origin S.A. (a) (m)	24
4		Rhodia S.A. (a)	88
1		Sodexo	48
			160
		Germany — 5.7%
—	(h)	Bayer AG	26
1		Continental AG (a) (m)	31
—	(h)	Hamburger Hafen und Logistik AG	15
2		Lanxess AG (m)	90
			162
		Greece — 0.6%
4		Corinth Pipeworks S.A. (a) (m)	6
3		Sidenor Steel Products Manufacturing Co. S.A. (a) (m)	11
			17
		Hong Kong — 3.2%
16		China Overseas Land & Investment Ltd. (m)	31
30		Huabao International Holdings Ltd. (m)	35
5		Melco Crown Entertainment Ltd., ADR (a) (m)	26
			92
		Indonesia — 2.7%
60		Perusahaan Gas Negara PT (m)	27
56		Telekomunikasi Indonesia Tbk PT (m)	48
			75
		Ireland — 1.1%
3		Experian plc (m)	26
2		Governor & Co. of the Bank of Ireland (The) (a) (m)	5
			31
		Israel — 1.0%
—	(h)	Teva Pharmaceutical Industries Ltd., ADR (m)	29
		Italy — 1.3%
7		Snam Rete Gas S.p.A. (m)	36
		Japan — 10.2%
6		JX Holdings, Inc. (a) (m)	34
6		Kubota Corp. (m)	53
5		Mitsubishi Electric Corp. (m)	44
2		Mitsui & Co., Ltd. (m)	27
10		Nippon Sheet Glass Co., Ltd. (m)	33
5		Nissan Motor Co., Ltd. (a) (m)	42
1		Suzuken Co., Ltd.	23
—	(h)	Yahoo! Japan Corp.	32
			288
		Netherlands — 2.8%
2		Koninklijke KPN N.V.	24
1		Royal Dutch Shell plc, Class A	44
3		Vimetco N.V., GDR (a) (m)	10
			78
		Norway — 2.2%
5		Orkla ASA	38
17		Sevan Marine ASA (a) (m)	25
			63
		South Africa — 1.0%
6		African Bank Investments Ltd. (m)	28
		South Korea — 1.6%
—	(h)	LG Electronics, Inc. (m)	44
		Spain — 0.9%
2		Banco Santander S.A.	25
		Switzerland — 3.3%
1		ACE Ltd. (m)	42
—	(h)	Roche Holding AG (m)	51
			93
		Taiwan — 1.8%
7		HON HAI Precision Industry Co., Ltd. (m)	30
2		Richtek Technology Corp. (m)	21
			51

SEE NOTES TO FINANCIAL STATEMENTS.

22   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Turkey — 0.7%
4		Turkiye Garanti Bankasi A/S (m)	21
		United Arab Emirates — 0.6%
5		Lamprell plc (m)	17
		United Kingdom — 18.0%
5		Afren plc (a) (m)	7
15		BT Group plc (m)	29
15		Cable & Wireless Communications plc (m)	14
15		Cable & Wireless Worldwide plc (a) (m)	20
2		Capita Group plc (The) (m)	29
4		Cookson Group plc (a) (m)	34
12		GKN plc (a) (m)	24
1		Imperial Tobacco Group plc (m)	38
3		Intercontinental Hotels Group plc (m)	61
56		Lloyds Banking Group plc (a) (m)	56
2		Petropavlovsk plc (m)	37
4		Prudential plc (m)	31
13		Resolution Ltd. (m)	14
49		Taylor Wimpey plc (a) (m)	30
7		Tesco plc (m)	45
19		Vodafone Group plc (m)	41
			510
		United States — 27.2%
1		Abbott Laboratories (m)	53
1		Aflac, Inc. (m)	29
2		Bank of America Corp. (m)	30
—	(h)	Capital One Financial Corp. (m)	20
—	(h)	Celgene Corp. (a) (m)	25
1		Cisco Systems, Inc. (a) (m)	40
1		Corning, Inc. (m)	27
—	(h)	Google, Inc., Class A (a) (m)	34
1		Hewlett-Packard Co. (m)	48
2		Kroger Co. (The) (m)	45
1		Lowe’s Cos., Inc. (m)	31
1		McDonald’s Corp. (m)	59
1		Merck & Co., Inc. (m)	36
1		Microsoft Corp. (m)	32
—	(h)	Monsanto Co. (m)	28
1		PACCAR, Inc. (m)	51
1		Parker Hannifin Corp. (m)	36
2		Staples, Inc. (m)	39
1		SYSCO Corp. (m)	24
—	(h)	Union Pacific Corp. (m)	37
1		Walt Disney Co. (The) (m)	46
			770
		Total Common Stocks (Cost $2,508)	2,830
		Total Investments — 100.1% (Cost $2,508)	2,830
		Liabilities in Excess of Other Assets — (0.1)%	(4)
		NET ASSETS — 100.0%	$2,826

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   23

JPMorgan Global Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)
(Amounts in thousands, except number of contracts)

Summary of Investments by Industry, April 30, 2010

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Chemicals	8.5%
Pharmaceuticals	6.9
Hotels, Restaurants & Leisure	6.8
Oil, Gas & Consumable Fuels	5.0
Machinery	4.9
Diversified Telecommunication Services	4.8
Commercial Banks	4.8
Insurance	4.1
Food & Staples Retailing	4.0
Auto Components	3.2
Household Durables	2.6
Industrial Conglomerates	2.6
Specialty Retail	2.5
Internet Software & Services	2.3
Energy Equipment & Services	2.3
Metals & Mining	2.3
Gas Utilities	2.2
Diversified Financial Services	2.1
Electronic Equipment, Instruments & Components	2.0%
Professional Services	2.0
Computers & Peripherals	1.7
Media	1.6
Electrical Equipment	1.6
Automobiles	1.5
Wireless Telecommunication Services	1.4
Communications Equipment	1.4
Capital Markets	1.4
Biotechnology	1.4
Tobacco	1.3
Road & Rail	1.3
Building Products	1.2
Software	1.1
Food Products	1.1
Real Estate Management & Development	1.1
Trading Companies & Distributors	1.0
Others (each less than 1.0%)	4.0

SEE NOTES TO FINANCIAL STATEMENTS.

24   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 04/30/10		NET UNREALIZED APPRECIATION (DEPRECIATION)
112,568	HKD
10,910	for EUR	06/10/10	$15	#	$15	#	$—	(h)
79,446	AUD	06/10/10	72		73		1
128,366	CAD	06/10/10	125		126		1
106,823	CHF	06/10/10	99		99		—	(h)
81,622	DKK	06/10/10	15		15		—	(h)
117,053	EUR	06/10/10	158		156		(2)
48,003	GBP	06/10/10	73		73		—	(h)
464,788	HKD	06/10/10	60		60		—	(h)
10,491,657	JPY	06/10/10	113		112		(1)
242,678	SEK	06/10/10	34		33		(1)
34,966	SGD	06/10/10	25		26		1
			$789		$788		$(1)

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/10	NET UNREALIZED APPRECIATION (DEPRECIATION)
46,533	CHF	06/10/10	$44	$43	$1
259,694	EUR	06/10/10	351	346	5
250,250	GBP	06/10/10	378	383	(5)
1,066,985	HKD	06/10/10	137	137	—	(h)
6,516,708	JPY	06/10/10	71	70	1
281,385	NOK	06/10/10	47	47	—	(h)
20,153	TRY	06/10/10	13	14	(1)
138,955	ZAR	06/10/10	18	18	—	(h)
			$1,059	$1,058	$1

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 4/30/10 of the currency being sold, and the value at 4/30/10 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   25

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited)
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.3%
	Australia — 2.6%
318	BHP Billiton Ltd. (m)	11,614
72	Rio Tinto Ltd. (m)	4,722
		16,336
	Belgium — 1.0%
132	Anheuser-Busch InBev N.V. (c)	6,417
	Brazil — 2.1%
141	Petroleo Brasileiro S.A., ADR (m)	5,992
233	Vale S.A., ADR (m)	7,139
		13,131
	China — 1.4%
853	China Life Insurance Co., Ltd., Class H (m)	3,928
6,972	Industrial & Commercial Bank of China, Class H (m)	5,081
		9,009
	France — 13.1%
100	Accor S.A. (m)	5,703
312	AXA S.A. (c)	6,207
137	BNP Paribas (m)	9,423
70	GDF Suez (c)	2,476
87	Imerys S.A. (c)	5,291
97	Lafarge S.A. (m)	6,998
49	LVMH Moet Hennessy Louis Vuitton S.A. (m)	5,626
55	Pernod-Ricard S.A. (m)	4,695
43	PPR (m)	5,774
109	Sanofi-Aventis S.A. (a) (m)	7,450
114	Societe Generale (m)	6,108
283	Total S.A. (m)	15,388
		81,139
	Germany — 7.6%
110	Bayer AG (c)	7,026
261	E.ON AG (c)	9,609
52	Linde AG (c)	6,183
21	RWE AG	1,735
159	SAP AG (m)	7,684
86	Siemens AG (m)	8,491
256	Symrise AG (m)	6,514
		47,242
	Greece — 0.2%
175	Piraeus Bank S.A. (a) (m)	1,314
	Hong Kong — 3.3%
1,783	Belle International Holdings Ltd. (m)	2,445
3,210	CNOOC Ltd. (m)	5,646
844	Esprit Holdings Ltd. (m)	6,047
1,271	Hang Lung Properties Ltd. (m)	4,572
1,312	Wynn Macau Ltd. (a) (m)	2,059
		20,769
	Ireland — 0.1%
200	Governor & Co. of the Bank of Ireland (The) (a) (m)	439
	Israel — 1.0%
104	Teva Pharmaceutical Industries Ltd., ADR (m)	6,096
	Italy — 1.5%
1,284	Intesa Sanpaolo S.p.A. (a) (m)	4,231
1,837	UniCredit S.p.A. (a) (m)	4,813
		9,044
	Japan — 16.0%
216	Canon, Inc. (m)	9,893
78	Daikin Industries Ltd. (m)	2,953
75	East Japan Railway Co. (m)	5,017
298	Honda Motor Co., Ltd. (m)	10,080
2	Japan Tobacco, Inc. (m)	8,064
332	Komatsu Ltd. (m)	6,686
442	Kubota Corp. (m)	3,882
365	Mitsubishi Corp. (m)	8,648
868	Mitsubishi UFJ Financial Group, Inc. (m)	4,524
208	Mitsui Fudosan Co., Ltd. (m)	3,852
86	Murata Manufacturing Co., Ltd. (m)	5,072
62	Nidec Corp. (m)	6,361
20	Nintendo Co., Ltd. (m)	6,853
447	Nomura Holdings, Inc. (m)	3,088
75	Shin-Etsu Chemical Co., Ltd. (m)	4,335
439	Sumitomo Corp. (m)	5,283
12	Yahoo! Japan Corp. (m)	4,786
		99,377
	Mexico — 1.3%
67	America Movil S.A.B. de C.V., Series L, ADR (m)	3,447
92	Fomento Economico Mexicano S.A.B. de C.V., ADR (m)	4,335
		7,782
	Netherlands — 4.7%
841	ING Groep N.V. CVA (a) (m)	7,420
481	Reed Elsevier N.V. (c) (m)	5,725
396	Royal Dutch Shell plc, Class A (c)	12,415
173	Wolters Kluwer N.V. (c)	3,528
		29,088

SEE NOTES TO FINANCIAL STATEMENTS.

26   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	South Korea — 1.0%
17	Samsung Electronics Co. Ltd., GDR (e) (m)	6,339
	Spain — 3.2%
458	Banco Bilbao Vizcaya Argentaria S.A. (c)	6,024
71	Inditex S.A. (m)	4,375
408	Telefonica S.A. (m)	9,239
		19,638
	Sweden — 0.5%
206	Atlas Copco AB, Class A (c)	3,314
	Switzerland — 11.5%
399	ABB Ltd. (a) (m)	7,645
162	Credit Suisse Group AG (a) (m)	7,431
109	Holcim Ltd. (a) (m)	8,114
324	Nestle S.A. (c)	15,865
176	Novartis AG (m)	8,988
64	Roche Holding AG (m)	10,078
2	SGS S.A. (m)	2,839
215	Xstrata plc (m)	3,529
31	Zurich Financial Services AG (m)	6,765
		71,254
	Taiwan — 0.9%
520	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	5,507
	United Kingdom — 23.3%
170	Autonomy Corp. plc (a) (m)	4,651
1,091	Barclays plc (m)	5,606
605	BG Group plc (m)	10,225
1,438	BP plc (m)	12,541
592	Burberry Group plc (m)	6,059
800	Centrica plc (m)	3,593
302	GlaxoSmithKline plc (m)	5,602
1,596	HSBC Holdings plc (m)	16,301
821	ICAP plc (m)	4,736
248	Imperial Tobacco Group plc (m)	7,076
976	Man Group plc (m)	3,602
1,005	Marks & Spencer Group plc (m)	5,621
537	Prudential plc (m)	4,715
77	Rio Tinto plc (m)	3,995
456	Standard Chartered plc (m)	12,176
1,524	Tesco plc (m)	10,110
6,303	Vodafone Group plc (m)	13,966
950	Wm Morrison Supermarkets plc (m)	4,202
105	Wolseley plc (a) (m)	2,622
676	WPP plc (m)	7,168
		144,567
	Total Common Stocks (Cost $497,573)	597,802
Preferred Stock — 0.5%
	Germany — 0.5%
33	Volkswagen AG (c) (Cost $3,222)	3,147
Short-Term Investment — 1.7%
	Investment Company — 1.7%
10,293	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $10,293)	10,293
Investment of Cash Collateral for Securities on Loan — 11.3%
	Investment Company — 11.3%
70,001	JPMorgan Prime Money Market Fund, Capital Shares, 0.110% (b) (l) (Cost $70,001)	70,001
	Total Investments — 109.8% (Cost $581,089 )	681,243
	Liabilities in Excess of Other Assets — (9.8)%	(60,835)
	NET ASSETS — 100.0%	$620,408

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   27

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)
(Amounts in thousands)

Summary of Investments by Industry, April 30, 2010

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments: (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Commercial Banks	12.4%
Oil, Gas & Consumable Fuels	10.2
Pharmaceuticals	7.4
Metals & Mining	5.1
Insurance	3.5
Construction Materials	3.3
Software	3.1
Capital Markets	3.1
Wireless Telecommunication Services	2.8
Chemicals	2.8
Trading Companies & Distributors	2.7
Media	2.7
Food Products	2.6
Beverages	2.5
Tobacco	2.5
Food & Staples Retailing	2.3
Machinery	2.3
Automobiles	2.2
Specialty Retail	2.1
Semiconductors & Semiconductor Equipment	1.9
Textiles, Apparel & Luxury Goods	1.9
Electronic Equipment, Instruments & Components	1.9
Multiline Retail	1.9
Office Electronics	1.6
Electric Utilities	1.6
Diversified Telecommunication Services	1.5
Industrial Conglomerates	1.4
Real Estate Management & Development	1.4
Multi-Utilities	1.3
Hotels, Restaurants & Leisure	1.3
Electrical Equipment	1.3
Diversified Financial Services	1.2
Short-Term Investment	1.7
Others (each less than 1.0%)	2.5

SEE NOTES TO FINANCIAL STATEMENTS.

28   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited)
(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — 95.8%
		Australia — 4.7%
25		ABC Learning Centres Ltd. (a) (f) (i) (m)	—
20		AGL Energy Ltd. (m)	278
108		Alumina Ltd. (m)	153
54		Amcor Ltd. (m)	329
92		AMP Ltd. (m)	525
18		Aristocrat Leisure Ltd. (c)	72
25		Arrow Energy Ltd. (a) (c)	116
124		Asciano Group (a) (m)	193
8		ASX Ltd. (m)	233
111		Australia & New Zealand Banking Group Ltd. (m)	2,469
46		AXA Asia Pacific Holdings Ltd. (m)	263
15		Bendigo and Adelaide Bank Ltd. (m)	137
449		BGP Holdings Beneficial Interest Share (a) (m)	—
149		BHP Billiton Ltd. (m)	5,458
9		Billabong International Ltd. (c)	97
82		BlueScope Steel Ltd. (a) (m)	196
26		Boral Ltd. (m)	138
63		Brambles Ltd. (m)	419
6		Caltex Australia Ltd. (c)	66
78		CFS Retail Property Trust (m)	138
25		Coca-Cola Amatil Ltd. (m)	259
3		Cochlear Ltd. (m)	171
68		Commonwealth Bank of Australia (m)	3,652
20		Computershare Ltd. (m)	217
22		Crown Ltd. (m)	167
25		CSL Ltd. (m)	749
62		CSR Ltd. (m)	99
212		Dexus Property Group (m)	157
3		Energy Resources of Australia Ltd. (m)	44
95		Fairfax Media Ltd. (c)	149
55		Fortescue Metals Group Ltd. (a) (c)	230
86		Foster’s Group Ltd. (m)	431
53		Goodman Fielder Ltd. (m)	72
272		Goodman Group (m)	177
416		GPT Group (m)	222
25		Harvey Norman Holdings Ltd. (m)	77
72		Incitec Pivot Ltd. (m)	213
93		Insurance Australia Group Ltd. (c)	325
96		Intoll Group (m)	99
7		Leighton Holdings Ltd. (c)	226
20		Lend Lease Corp., Ltd. (m)	156
15		Macquarie Group Ltd.	677
31		Map Group (m)	90
34		Metcash Ltd. (m)	127
121		Mirvac Group (m)	155
93		National Australia Bank Ltd. (c)	2,382
22		Newcrest Mining Ltd. (m)	650
8		Nufarm Ltd. (c)	56
60		OneSteel Ltd. (m)	193
16		Orica Ltd. (m)	391
39		Origin Energy Ltd. (m)	588
137		OZ Minerals Ltd. (a) (m)	144
28		Paladin Energy Ltd. (a) (c)	100
47		Qantas Airways Ltd. (a) (m)	123
46		QBE Insurance Group Ltd. (m)	884
19		Rio Tinto Ltd. (m)	1,268
37		Santos Ltd.	471
7		Sims Metal Management Ltd. (m)	129
17		Sonic Healthcare Ltd. (m)	210
62		SP AusNet (m)	51
107		Stockland (m)	391
57		Suncorp-Metway Ltd. (m)	469
27		TABCORP Holdings Ltd. (m)	173
51		Tatts Group Ltd. (m)	117
193		Telstra Corp., Ltd. (m)	566
30		Toll Holdings Ltd. (c)	194
52		Transurban Group (m)	244
45		Wesfarmers Ltd. (m)	1,198
7		Wesfarmers Ltd. (m)	183
93		Westfield Group (m)	1,094
131		Westpac Banking Corp. (m)	3,262
24		Woodside Petroleum Ltd. (m)	1,006
55		Woolworths Ltd. (m)	1,377
7		WorleyParsons Ltd. (m)	181
			38,316
		Austria — 1.6%
1		Andritz AG (m)	70
76		Erste Group Bank AG (c)	3,355
242		IMMOFINANZ AG (a)	1,032
—	(h)	Mayr Melnhof Karton AG (m)	41
60		OMV AG (m)	2,129
22		Raiffeisen International Bank Holding AG (c)	1,054
124		Telekom Austria AG (m)	1,651
30		Verbund - Oesterreichische Elektrizitaetswirtschafts AG, Class A (c)	1,106
15		Vienna Insurance Group (m)	753
47		Voestalpine AG (m)	1,762
			12,953
		Belgium — 1.9%
361		Ageas (a) (c)	1,109
119		Anheuser-Busch InBev N.V. (c)	5,772

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   29

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)
(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Belgium — Continued
26		Belgacom S.A. (c)	923
6		Cie Nationale a Portefeuille (c)	324
3		Colruyt S.A. (m)	625
17		Delhaize Group (m)	1,413
87		Dexia S.A. (a) (m)	468
13		Groupe Bruxelles Lambert S.A. (c)	1,126
27		KBC Groep N.V. (a) (m)	1,187
5		Mobistar S.A. (m)	327
10		Solvay S.A., Class A (m)	952
17		UCB S.A. (c)	652
17		Umicore (a) (c)	632
			15,510
		Bermuda — 0.2%
1		Frontline Ltd. (m)	23
53		Seadrill Ltd. (c)	1,323
			1,346
		Brazil — 0.2%
20		Cia Vale do Rio Doce (m)	615
40		Petroleo Brasileiro S.A. (m)	835
			1,450
		Chile — 0.7%
2,501		Banco Santander Chile S.A. (m)	159
14		CAP S.A. (m)	466
8		Cia Cervecerias Unidas S.A., ADR (m)	350
10		Embotelladora Andina S.A., Class B, ADR (m)	215
460		Empresa Nacional de Electricidad S.A. (m)	715
11		Empresas CMPC S.A. (m)	489
62		Empresas COPEC S.A. (m)	984
51		Enersis S.A., ADR (m)	1,011
465		Enersis S.A. (m)	186
14		Lan Airlines S.A. (m)	261
92		SACI Falabella (m)	584
			5,420
		China — 0.6%
131		BYD Co., Ltd., Class H (m)	1,164
657		China Construction Bank Corp., Class H (m)	534
104		China Life Insurance Co., Ltd., Class H (m)	479
574		Datang International Power Generation Co., Ltd., Class H (a) (m)	239
51		Foxconn International Holdings Ltd. (a) (m)	46
314		Huaneng Power International, Inc., Class H (m)	181
64		Lenovo Group Ltd. (m)	47
603		PetroChina Co., Ltd., Class H (m)	694
128		Shui On Land Ltd. (m)	58
102		Tingyi Cayman Islands Holding Corp. (m)	253
69		Yangzijiang Shipbuilding Holdings Ltd. (m)	67
231		Yanzhou Coal Mining Co., Ltd., Class H (m)	644
503		Zhejiang Expressway Co., Ltd., Class H (m)	469
			4,875
		Cyprus — 0.1%
94		Bank of Cyprus Public Co., Ltd. (m)	544
6		Prosafe Production Public Ltd. (a) (m)	16
3		ProSafe SE (m)	14
			574
		Denmark — 1.4%
—	(h)	A P Moller - Maersk A/S, Class A (m)	535
—	(h)	A P Moller - Maersk A/S, Class B (c)	1,268
12		Carlsberg A/S, Class B (m)	960
3		Coloplast A/S, Class B (m)	332
51		Danske Bank A/S (a) (m)	1,344
24		DSV A/S (c)	433
6		H Lundbeck A/S (c)	99
51		Novo Nordisk A/S, Class B (m)	4,165
5		Novozymes A/S, Class B (c)	640
2		Topdanmark A/S (a) (m)	230
3		TrygVesta A/S (m)	189
23		Vestas Wind Systems A/S (a) (m)	1,428
2		William Demant Holding AS (a) (m)	161
			11,784
		Finland — 0.8%
9		Elisa OYJ (a) (m)	172
27		Fortum OYJ (m)	710
4		Kesko OYJ, Class B (c)	170
9		Kone OYJ, Class B (m)	381
9		Metso OYJ (m)	335
8		Neste Oil OYJ (c)	124
222		Nokia OYJ (a) (c)	2,709
6		Nokian Renkaat OYJ (c)	135
5		Orion OYJ, Class B (m)	91
7		Outokumpu OYJ (m)	155
2		Pohjola Bank plc (m)	18
6		Rautaruukki OYJ (c)	118
26		Sampo OYJ, Class A (c)	638
3		Sanoma OYJ (c)	64
35		Stora Enso OYJ, Class R (c)	294
32		UPM-Kymmene OYJ (m)	455
6		Wartsila OYJ (m)	292
			6,861

SEE NOTES TO FINANCIAL STATEMENTS.

30   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	France — 9.5%
11	Accor S.A. (m)	617
3	Aeroports de Paris (m)	208
14	Air France-KLM (a) (m)	214
22	Air Liquide S.A. (m)	2,521
188	Alcatel-Lucent (a) (m)	598
16	Alstom S.A. (m)	939
4	Atos Origin S.A. (a) (m)	207
134	AXA S.A. (c)	2,668
1	BioMerieux (m)	106
75	BNP Paribas (m)	5,162
17	Bouygues S.A. (a) (c)	831
4	Bureau Veritas S.A. (m)	244
12	Cap Gemini S.A. (m)	610
52	Carrefour S.A. (c)	2,541
5	Casino Guichard Perrachon S.A. (c)	419
5	Christian Dior S.A. (m)	580
30	Cie de St-Gobain (m)	1,500
9	Cie Generale de Geophysique-Veritas (a) (m)	270
16	Cie Generale d’Optique Essilor International S.A. (m)	990
3	CNP Assurances (a) (m)	273
11	Compagnie Generale des Etablissements Michelin, Class B	801
72	Credit Agricole S.A. (m)	1,031
45	Danone (a) (m)	2,633
6	Dassault Systemes S.A. (m)	399
18	EDF (m)	976
3	Eiffage S.A. (m)	152
1	Eramet (c)	186
3	Eurazeo (m)	179
9	Eutelsat Communications (m)	323
2	Fonciere Des Regions (a) (m)	182
148	France Telecom S.A. (m)	3,237
100	GDF Suez	3,545
1	Gecina S.A. (m)	153
40	Groupe Eurotunnel SA (m)	364
4	Hermes International (c)	502
1	ICADE (c)	140
1	Iliad S.A. (c)	144
2	Imerys S.A. (c)	138
3	Ipsen S.A. (m)	130
4	JC Decaux S.A. (a) (m)	129
7	Klepierre (c)	253
15	Lafarge S.A. (m)	1,116
9	Lagardere SCA (c)	382
7	Legrand S.A. (m)	244
20	L’Oreal S.A. (c)	2,040
20	LVMH Moet Hennessy Louis Vuitton S.A. (m)	2,324
7	Metropole Television SA (m)	173
55	Natixis (a) (c)	284
3	Neopost S.A. (m)	210
10	PagesJaunes Groupe (m)	124
15	Pernod-Ricard S.A. (m)	1,294
13	Peugeot S.A. (a) (m)	383
5	PPR (m)	737
9	Publicis Groupe S.A. (m)	408
15	Renault S.A. (a) (m)	686
13	Safran S.A. (m)	320
84	Sanofi-Aventis S.A. (a) (m)	5,704
19	Schneider Electric S.A. (c)	2,165
10	SCOR SE (c)	240
1	Societe BIC S.A. (m)	86
2	Societe Des Autoroutes Paris-Rhin-Rhone (a) (m)	114
50	Societe Generale (m)	2,670
11	Societe Television Francaise 1 (c)	196
8	Sodexo	512
22	Suez Environnement Co. (c)	484
9	Technip S.A. (c)	695
8	Thales S.A. (m)	281
168	Total S.A. (m)	9,125
7	Unibail-Rodamco SE (m)	1,359
5	Vallourec (c)	940
32	Veolia Environnement (c)	1,002
36	Vinci S.A. (c)	2,019
98	Vivendi S.A. (c)	2,558
		77,970
	Germany — 12.2%
29	Adidas AG (c)	1,692
61	Allianz SE (a) (c)	6,983
128	BASF SE (c)	7,440
111	Bayer AG (c)	7,122
45	Bayerische Motoren Werke AG (m)	2,233
11	Beiersdorf AG (c)	640
12	Celesio AG (c)	385
91	Commerzbank AG (a) (c)	717
121	Daimler AG (a) (m)	6,223
79	Deutsche Bank AG (m)	5,520
26	Deutsche Boerse AG (m)	2,050
31	Deutsche Lufthansa AG (a) (m)	509
114	Deutsche Post AG (m)	1,850
12	Deutsche Postbank AG (a) (m)	407

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   31

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)
(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Germany — Continued
383		Deutsche Telekom AG (m)	4,986
254		E.ON AG (c)	9,367
4		Fraport AG Frankfurt Airport Services Worldwide (m)	188
26		Fresenius Medical Care AG & Co. KGaA (c)	1,399
4		Fresenius SE (m)	310
22		GEA Group AG (m)	495
8		Hannover Rueckversicherung AG (a) (c)	393
18		HeidelbergCement AG (m)	1,122
—	(h)	Heidelberger Druckmaschinen AG (a) (c)	3
16		Henkel AG & Co. KGaA (m)	746
6		Hochtief AG (m)	462
146		Infineon Technologies AG (a) (m)	1,035
23		K+S AG (m)	1,306
21		Linde AG	2,564
14		MAN AG (m)	1,326
9		Merck KGaA (c)	717
14		Metro AG (c)	869
27		Muenchener Rueckversicherungs AG (c)	3,777
1		Puma AG Rudolf Dassler Sport (c)	233
57		RWE AG (c)	4,656
6		Salzgitter AG (m)	448
117		SAP AG (m)	5,627
111		Siemens AG (m)	10,945
11		Solarworld AG (c)	160
9		Suedzucker AG (m)	181
45		ThyssenKrupp AG (m)	1,460
20		TUI AG (a) (m)	217
17		United Internet AG (a) (m)	262
4		Volkswagen AG (c)	380
3		Wacker Chemie AG (m)	369
			99,774
		Greece — 0.8%
78		Alpha Bank AE (a) (m)	628
31		Coca Cola Hellenic Bottling Co. S.A. (m)	854
54		EFG Eurobank Ergasias S.A. (a) (m)	436
16		Hellenic Petroleum S.A. (m)	168
42		Hellenic Telecommunications Organization S.A. (m)	463
121		Marfin Investment Group S.A. (a) (m)	232
101		National Bank of Greece S.A. (a) (m)	1,619
35		OPAP S.A. (m)	708
50		Piraeus Bank S.A. (a) (m)	373
30		Public Power Corp. S.A. (a) (m)	489
8		Titan Cement Co. S.A. (m)	226
2		Viohalco (m)	9
			6,205
		Hong Kong — 0.9%
5		ASM Pacific Technology Ltd. (m)	51
39		Bank of East Asia Ltd. (m)	138
165		Belle International Holdings Ltd. (m)	226
98		BOC Hong Kong Holdings Ltd. (m)	234
33		Cathay Pacific Airways Ltd. (a) (m)	69
37		Cheung Kong Holdings Ltd. (m)	458
10		Cheung Kong Infrastructure Holdings Ltd. (m)	37
—	(h)	China Mobile Ltd., ADR (m)	23
84		China Mobile Ltd. (m)	827
19		Chinese Estates Holdings Ltd. (m)	32
54		CLP Holdings Ltd. (m)	377
30		Esprit Holdings Ltd. (m)	218
21		Hang Lung Group Ltd. (m)	103
56		Hang Lung Properties Ltd. (m)	201
20		Hang Seng Bank Ltd. (m)	275
29		Henderson Land Development Co., Ltd. (m)	183
105		Hong Kong & China Gas Co., Ltd. (m)	254
2		Hong Kong Aircraft Engineering Co., Ltd. (m)	25
27		Hong Kong Exchanges and Clearing Ltd. (m)	441
36		HongKong Electric Holdings Ltd. (m)	215
2		Hopewell Highway Infrastructure Ltd. (m)	1
16		Hopewell Holdings Ltd. (m)	47
6		Hutchison Telecommunications Hong Kong Holdings Ltd. (m)	1
56		Hutchison Whampoa Ltd. (m)	386
18		Hysan Development Co., Ltd. (m)	53
18		Kerry Properties Ltd. (m)	83
60		Li & Fung Ltd. (m)	290
17		Lifestyle International Holdings, Ltd. (m)	32
58		Link REIT (The) (m)	141
82		Mongolia Energy Co., Ltd. (a) (m)	38
37		MTR Corp. (m)	130
67		New World Development Ltd. (m)	118
79		Noble Group Ltd. (m)	171
23		NWS Holdings Ltd. (m)	40
6		Orient Overseas International Ltd. (a) (m)	47
101		PCCW Ltd. (m)	31
32		Shangri-La Asia Ltd. (m)	62
42		Sino Land Co., Ltd. (m)	76
38		Sun Hung Kai Properties Ltd. (m)	520
21		Swire Pacific Ltd., Class A (m)	234
2		Swire Properties (a) (f) (i)	10

SEE NOTES TO FINANCIAL STATEMENTS.

32   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Hong Kong — Continued
9		Television Broadcasts Ltd. (m)	42
36		Wharf Holdings Ltd. (m)	197
5		Wing Hang Bank Ltd. (m)	51
18		Yue Yuen Industrial Holdings Ltd. (m)	61
			7,249
		Hungary — 0.7%
146		Magyar Telekom Telecommunications plc (m)	518
16		MOL Hungarian Oil and Gas Nyrt. (a) (m)	1,600
85		OTP Bank plc (a) (m)	2,995
4		Richter Gedeon Nyrt. (m)	893
			6,006
		India — 0.7%
4		Bharat Heavy Electricals Ltd. (m)	212
6		Housing Development Finance Corp., Ltd. (m)	378
11		ICICI Bank Ltd., ADR (m)	457
12		Infosys Technologies Ltd. (m)	726
119		ITC Ltd., GDR (m)	715
7		Larsen & Toubro Ltd., GDR (m)	245
12		Mahindra & Mahindra Ltd. (m)	146
48		NTPC Ltd. (m)	223
10		Oil & Natural Gas Corp., Ltd. (m)	235
18		Ranbaxy Laboratories Ltd., GDR (a) (m)	180
43		Reliance Industries Ltd. (m)	994
8		Reliance Industries Ltd., GDR (e) (m)	372
15		Sterlite Industries India Ltd. (m)	283
6		Sun Pharmaceutical Industries Ltd. (m)	213
4		Tata Power Co., Ltd. (m)	134
142		United Phosphorus Ltd., ADR (m)	545
			6,058
		Ireland — 1.1%
4		Allied Irish Banks plc (a) (m)	8
196		CRH plc (m)	5,597
23		Elan Corp. plc, ADR (a) (m)	155
115		Elan Corp. plc (a) (m)	781
39		Experian plc (m)	356
7		Grafton Group plc (m)	33
40		Kerry Group plc, Class A (m)	1,290
35		Ryanair Holdings plc (a) (m)	175
21		Shire plc (m)	464
			8,859
		Israel — 0.7%
69		Bank Hapoalim BM (a) (m)	278
83		Bank Leumi Le-Israel BM (a) (m)	354
101		Bezeq Israeli Telecommunication Corp., Ltd. (m)	248
4		Cellcom Israel Ltd. (m)	112
10		Check Point Software Technologies (a) (m)	351
32		Israel Chemicals Ltd. (m)	382
—	(h)	Koor Industries Ltd. (m)	—	(h)
34		Makhteshim-Agan Industries Ltd. (m)	144
85		Migdal Insurance & Financial Holding Ltd. (m)	172
42		Teva Pharmaceutical Industries Ltd., ADR (m)	2,487
18		Teva Pharmaceutical Industries Ltd. (m)	1,056
			5,584
		Italy — 6.8%
172		A2A S.p.A. (c)	290
218		Assicurazioni Generali S.p.A. (m)	4,596
49		Atlantia S.p.A. (m)	1,050
18		Autogrill S.p.A. (a) (m)	221
135		Banca Carige S.p.A. (c)	342
416		Banca Monte dei Paschi di Siena S.p.A. (c)	576
62		Banca Popolare di Milano Scarl (m)	350
118		Banco Popolare SC (a) (c)	757
1,218		Enel S.p.A. (m)	6,381
484		ENI S.p.A. (m)	10,817
14		Exor S.p.A. (c)	255
142		Fiat S.p.A. (m)	1,866
74		Finmeccanica S.p.A. (m)	951
10		Fondiaria-Sai S.p.A. (c)	134
1,449		Intesa Sanpaolo S.p.A. (a) (m)	4,775
154		Intesa Sanpaolo S.p.A. (m)	408
11		Italcementi S.p.A. (c)	126
21		Luxottica Group S.p.A. (c)	572
134		Mediaset S.p.A. (m)	1,061
92		Mediobanca S.p.A. (a) (m)	853
40		Mediolanum S.p.A. (c)	205
316		Parmalat S.p.A. (c)	832
537		Pirelli & C. S.p.A. (a) (m)	309
18		Prysmian S.p.A. (c)	319
49		Saipem S.p.A. (m)	1,828
271		Snam Rete Gas S.p.A. (m)	1,287
3		Telecom Italia Media S.p.A. (a) (c)	3
1,875		Telecom Italia S.p.A. (a) (m)	2,622
1,094		Telecom Italia S.p.A., RNC (a) (m)	1,235
242		Terna Rete Elettrica Nazionale S.p.A. (m)	979
2,920		UniCredit S.p.A. (a) (m)	7,653
105		UniCredit S.p.A. (a)	279
109		Unione di Banche Italiane ScpA (m)	1,350
105		Unipol Gruppo Finanziario S.p.A. (a) (c)	110
			55,392

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   33

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)
(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Japan — 17.9%
23		77 Bank Ltd. (The) (m)	129
2		ABC-Mart, Inc. (m)	57
2		Acom Co., Ltd. (c)	26
10		Advantest Corp. (m)	262
42		Aeon Co., Ltd. (c)	477
4		Aeon Credit Service Co., Ltd. (m)	47
6		Aeon Mall Co., Ltd. (m)	115
8		Aiful Corp. (c)	12
9		Air Water, Inc. (m)	100
13		Aisin Seiki Co., Ltd. (m)	380
43		Ajinomoto Co., Inc. (m)	404
3		Alfresa Holdings Corp. (m)	125
51		All Nippon Airways Co., Ltd. (a) (m)	162
22		Amada Co., Ltd. (m)	182
56		Aozora Bank Ltd. (m)	80
5		Arrk Corp. (a) (m)	9
25		Asahi Breweries Ltd. (m)	441
65		Asahi Glass Co., Ltd. (m)	772
80		Asahi Kasei Corp. (m)	452
11		Asics Corp. (m)	105
29		Astellas Pharma, Inc. (m)	1,026
21		Bank of Kyoto Ltd. (The) (m)	185
81		Bank of Yokohama Ltd. (The) (m)	421
5		Benesse Holdings, Inc. (m)	215
40		Bridgestone Corp. (m)	663
14		Brother Industries Ltd. (m)	169
4		Canon Marketing Japan, Inc. (m)	59
69		Canon, Inc. (m)	3,142
16		Casio Computer Co., Ltd. (m)	127
—	(h)	Central Japan Railway Co. (m)	798
52		Chiba Bank Ltd. (The) (m)	329
9		Chiyoda Corp. (m)	83
43		Chubu Electric Power Co., Inc. (m)	988
14		Chugai Pharmaceutical Co., Ltd. (m)	258
11		Chugoku Bank Ltd. (The) (m)	141
18		Chugoku Electric Power Co., Inc. (The) (m)	348
61		Chuo Mitsui Trust Holdings, Inc. (m)	234
16		Citizen Holdings Co., Ltd. (m)	109
3		Coca-Cola West Co., Ltd. (m)	58
40		Cosmo Oil Co., Ltd. (m)	108
11		Credit Saison Co., Ltd. (m)	160
36		Dai Nippon Printing Co., Ltd. (m)	504
17		Daicel Chemical Industries Ltd. (m)	112
16		Daido Steel Co., Ltd. (m)	68
11		Daihatsu Motor Co., Ltd. (m)	106
44		Daiichi Sankyo Co., Ltd. (m)	759
15		Daikin Industries Ltd. (m)	577
1		Dainippon Screen Manufacturing Co., Ltd. (a) (m)	6
10		Dainippon Sumitomo Pharma Co., Ltd. (m)	84
5		Daito Trust Construction Co., Ltd. (m)	274
33		Daiwa House Industry Co., Ltd. (m)	358
111		Daiwa Securities Group, Inc. (m)	576
—	(h)	Dena Co., Ltd. (m)	130
28		Denki Kagaku Kogyo KK (m)	127
32		Denso Corp. (m)	928
10		Dentsu, Inc. (c)	283
1		DIC Corp. (m)	2
18		Dowa Holdings Co., Ltd. (m)	98
22		East Japan Railway Co. (m)	1,478
16		Eisai Co., Ltd. (m)	561
9		Electric Power Development Co., Ltd. (m)	269
12		Elpida Memory, Inc. (a) (m)	251
4		FamilyMart Co., Ltd. (c)	123
12		Fanuc Ltd. (m)	1,470
3		Fast Retailing Co., Ltd. (m)	474
39		Fuji Electric Holdings Co., Ltd. (c)	117
37		Fuji Heavy Industries Ltd. (a) (m)	207
—	(h)	Fuji Media Holdings, Inc. (m)	50
30		FUJIFILM Holdings Corp. (m)	1,022
121		Fujitsu Ltd. (m)	852
50		Fukuoka Financial Group, Inc. (m)	216
41		Furukawa Electric Co., Ltd. (m)	205
23		GS Yuasa Corp. (c)	164
25		Gunma Bank Ltd. (The) (m)	133
29		Hachijuni Bank Ltd. (The) (m)	163
1		Hakuhodo DY Holdings, Inc. (m)	80
75		Hankyu Hanshin Holdings, Inc. (m)	349
14		Hino Motors Ltd. (m)	70
2		Hirose Electric Co., Ltd. (m)	212
31		Hiroshima Bank Ltd. (The) (m)	127
4		Hisamitsu Pharmaceutical Co., Inc. (m)	151
7		Hitachi Chemical Co., Ltd. (m)	154
7		Hitachi Construction Machinery Co., Ltd. (c)	142
4		Hitachi High-Technologies Corp. (m)	96
290		Hitachi Ltd. (a) (m)	1,275
11		Hitachi Metals Ltd. (c)	118
12		Hokkaido Electric Power Co., Inc. (m)	227
85		Hokuhoku Financial Group, Inc. (m)	170
12		Hokuriku Electric Power Co. (m)	257
107		Honda Motor Co., Ltd. (m)	3,607
27		Hoya Corp. (m)	741

SEE NOTES TO FINANCIAL STATEMENTS.

34   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Japan — Continued
8		Ibiden Co., Ltd. (m)	295
1		Idemitsu Kosan Co., Ltd. (m)	116
81		IHI Corp. (m)	162
—	(h)	Inpex Corp. (m)	373
22		Isetan Mitsukoshi Holdings Ltd. (m)	258
78		Isuzu Motors Ltd. (m)	248
4		Ito En Ltd. (c)	68
98		ITOCHU Corp. (m)	850
2		Itochu Techno-Solutions Corp. (m)	62
16		Iyo Bank Ltd. (The) (m)	149
31		J. Front Retailing Co., Ltd. (m)	181
2		Jafco Co., Ltd. (m)	46
2		Japan Petroleum Exploration Co. (m)	102
—	(h)	Japan Prime Realty Investment Corp. (m)	95
—	(h)	Japan Real Estate Investment Corp. (m)	267
—	(h)	Japan Retail Fund Investment Corp. (m)	93
22		Japan Steel Works Ltd. (The) (m)	241
—	(h)	Japan Tobacco, Inc. (m)	1,005
32		JFE Holdings, Inc. (m)	1,135
14		JGC Corp. (m)	239
47		Joyo Bank Ltd. (The) (m)	196
16		JS Group Corp. (m)	316
12		JSR Corp. (m)	233
12		JTEKT Corp. (m)	143
—	(h)	Jupiter Telecommunications Co., Ltd. (m)	100
145		JX Holdings, Inc. (a) (m)	811
59		Kajima Corp. (m)	150
17		Kamigumi Co., Ltd. (m)	144
20		Kaneka Corp. (m)	125
49		Kansai Electric Power Co., Inc. (The) (m)	1,094
13		Kansai Paint Co., Ltd. (m)	99
35		Kao Corp. (m)	849
90		Kawasaki Heavy Industries Ltd. (m)	283
42		Kawasaki Kisen Kaisha Ltd. (a) (m)	179
—	(h)	KDDI Corp. (m)	906
28		Keihin Electric Express Railway Co., Ltd. (m)	236
39		Keio Corp. (m)	252
16		Keisei Electric Railway Co., Ltd. (m)	95
3		Keyence Corp. (m)	645
11		Kikkoman Corp. (m)	120
8		Kinden Corp. (m)	72
107		Kintetsu Corp. (c)	337
55		Kirin Holdings Co., Ltd. (m)	784
158		Kobe Steel Ltd. (m)	352
6		Koito Manufacturing Co., Ltd. (m)	99
61		Komatsu Ltd. (m)	1,239
6		Konami Corp. (m)	122
30		Konica Minolta Holdings, Inc. (m)	386
71		Kubota Corp. (m)	626
23		Kuraray Co., Ltd. (m)	295
7		Kurita Water Industries Ltd. (m)	211
11		Kyocera Corp. (m)	1,061
18		Kyowa Hakko Kirin Co., Ltd. (m)	185
24		Kyushu Electric Power Co., Inc. (m)	494
4		Lawson, Inc. (m)	180
2		Mabuchi Motor Co., Ltd. (m)	94
7		Makita Corp. (m)	222
107		Marubeni Corp. (m)	630
14		Marui Group Co., Ltd. (m)	112
2		Maruichi Steel Tube Ltd. (m)	38
9		Matsui Securities Co., Ltd. (m)	66
98		Mazda Motor Corp. (m)	289
4		McDonalds Holdings Co., Japan Ltd. (m)	87
10		MEDIPAL HOLDINGS Corp. (m)	127
4		MEIJI Holdings Co., Ltd. (m)	158
23		Minebea Co., Ltd. (m)	132
79		Mitsubishi Chemical Holdings Corp. (m)	422
82		Mitsubishi Corp. (m)	1,943
125		Mitsubishi Electric Corp. (m)	1,111
77		Mitsubishi Estate Co., Ltd. (m)	1,394
25		Mitsubishi Gas Chemical Co., Inc. (m)	150
198		Mitsubishi Heavy Industries Ltd. (m)	799
7		Mitsubishi Logistics Corp. (c)	88
73		Mitsubishi Materials Corp. (a) (m)	220
233		Mitsubishi Motors Corp. (a) (c)	319
14		Mitsubishi Tanabe Pharma Corp. (m)	185
816		Mitsubishi UFJ Financial Group, Inc. (m)	4,252
4		Mitsubishi UFJ Lease & Finance Co., Ltd. (m)	149
112		Mitsui & Co., Ltd. (m)	1,687
55		Mitsui Chemicals, Inc. (m)	181
43		Mitsui Engineering & Shipbuilding Co., Ltd. (m)	115
55		Mitsui Fudosan Co., Ltd. (m)	1,013
34		Mitsui Mining & Smelting Co., Ltd. (m)	92
75		Mitsui OSK Lines Ltd. (m)	561
6		Mitsumi Electric Co., Ltd. (m)	126
897		Mizuho Financial Group, Inc. (m)	1,727
37		Mizuho Securities Co., Ltd. (m)	103
93		Mizuho Trust & Banking Co., Ltd. (m)	92
36		MS&AD Insurance Group Holdings (m)	1,029
14		Murata Manufacturing Co., Ltd. (m)	823
13		Namco Bandai Holdings, Inc. (c)	130
168		NEC Corp. (m)	553

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   35

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)
(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Japan — Continued
17		NGK Insulators Ltd. (m)	328
10		NGK Spark Plug Co., Ltd. (m)	142
11		NHK Spring Co., Ltd. (m)	106
7		Nidec Corp. (m)	724
21		Nikon Corp. (m)	472
6		Nintendo Co., Ltd. (m)	2,162
—	(h)	Nippon Building Fund, Inc. (m)	285
23		Nippon Electric Glass Co., Ltd. (m)	351
55		Nippon Express Co., Ltd. (m)	258
12		Nippon Meat Packers, Inc. (m)	155
6		Nippon Paper Group, Inc. (m)	160
40		Nippon Sheet Glass Co., Ltd. (m)	131
331		Nippon Steel Corp. (m)	1,175
34		Nippon Telegraph & Telephone Corp. (m)	1,368
98		Nippon Yusen KK (m)	403
49		Nishi-Nippon City Bank Ltd. (The) (m)	141
9		Nissan Chemical Industries Ltd. (m)	122
160		Nissan Motor Co., Ltd. (a) (m)	1,396
2		Nissha Printing Co. Ltd. (m)	56
13		Nisshin Seifun Group, Inc. (c)	154
43		Nisshin Steel Co., Ltd. (m)	91
9		Nisshinbo Industries, Inc. (m)	93
5		Nissin Foods Holdings Co. Ltd. (m)	158
2		Nitori Co., Ltd. (m)	184
11		Nitto Denko Corp. (m)	416
97		NKSJ Holdings, Inc. (a) (m)	702
7		NOK Corp. (m)	115
240		Nomura Holdings, Inc. (m)	1,659
6		Nomura Real Estate Holdings, Inc. (m)	106
—	(h)	Nomura Real Estate Office Fund, Inc. (m)	113
7		Nomura Research Institute Ltd. (m)	174
30		NSK Ltd. (m)	231
31		NTN Corp. (m)	134
—	(h)	NTT Data Corp. (m)	307
1		NTT DoCoMo, Inc. (m)	1,543
—	(h)	NTT Urban Development Corp. (m)	62
39		Obayashi Corp. (m)	176
—	(h)	Obic Co., Ltd. (m)	83
40		Odakyu Electric Railway Co., Ltd. (m)	334
58		OJI Paper Co., Ltd. (m)	274
14		Olympus Corp. (m)	422
13		Omron Corp. (m)	302
6		Ono Pharmaceutical Co., Ltd. (m)	232
1		Onward Holdings Co., Ltd. (m)	8
2		Oracle Corp. Japan (m)	116
3		Oriental Land Co., Ltd. (m)	223
7		ORIX Corp. (m)	617
124		Osaka Gas Co., Ltd. (m)	432
1		Otsuka Corp. (m)	71
127		Panasonic Corp. (m)	1,862
24		Panasonic Electric Works Co., Ltd. (m)	293
1		Pioneer Corp. (m)	3
—	(h)	Promise Co., Ltd. (c)	—	(h)
—	(h)	Rakuten, Inc. (m)	368
33		Resona Holdings, Inc. (m)	398
44		Ricoh Co., Ltd. (m)	749
2		Rinnai Corp. (c)	113
6		Rohm Co., Ltd. (m)	474
3		Sankyo Co., Ltd. (m)	157
5		Santen Pharmaceutical Co., Ltd. (m)	144
120		Sanyo Electric Co., Ltd. (a) (m)	190
19		Sapporo Hokuyo Holdings, Inc. (m)	86
15		Sapporo Holdings Ltd. (m)	75
1		SBI Holdings, Inc. (m)	234
14		Secom Co., Ltd. (m)	593
12		Sega Sammy Holdings, Inc. (m)	163
9		Seiko Epson Corp. (m)	166
27		Sekisui Chemical Co., Ltd. (m)	183
35		Sekisui House Ltd. (m)	337
35		Senshu Ikeda Holdings, Inc. (c)	60
50		Seven & I Holdings Co. Ltd. (m)	1,286
—	(h)	Seven Bank Ltd. (m)	71
65		Sharp Corp. (m)	843
12		Shikoku Electric Power Co., Inc. (m)	308
16		Shimadzu Corp. (m)	133
2		Shimamura Co., Ltd. (m)	151
4		Shimano, Inc. (m)	196
38		Shimizu Corp. (m)	151
27		Shin-Etsu Chemical Co., Ltd. (m)	1,534
4		Shinko Electric Industries Co., Ltd. (m)	69
61		Shinsei Bank Ltd. (c)	79
20		Shionogi & Co., Ltd. (m)	355
23		Shiseido Co., Ltd. (m)	477
40		Shizuoka Bank Ltd. (The) (m)	338
95		Showa Denko KK (m)	217
11		Showa Shell Sekiyu KK (c)	77
4		SMC Corp. (m)	516
49		Softbank Corp. (m)	1,093
85		Sojitz Corp. (m)	153
65		Sony Corp. (m)	2,222
—	(h)	Sony Financial Holdings, Inc. (m)	202
4		Square Enix Holdings Co., Ltd. (c)	74

SEE NOTES TO FINANCIAL STATEMENTS.

36   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Japan — Continued
9		Stanley Electric Co., Ltd. (m)	183
8		Sumco Corp. (a) (m)	175
103		Sumitomo Chemical Co., Ltd. (m)	485
73		Sumitomo Corp. (m)	881
49		Sumitomo Electric Industries Ltd. (m)	599
38		Sumitomo Heavy Industries Ltd. (m)	248
219		Sumitomo Metal Industries Ltd. (m)	596
34		Sumitomo Metal Mining Co., Ltd. (m)	504
72		Sumitomo Mitsui Financial Group, Inc. (m)	2,385
25		Sumitomo Realty & Development Co., Ltd. (m)	519
9		Sumitomo Rubber Industries Ltd. (m)	84
95		Sumitomo Trust & Banking Co., Ltd. (The) (m)	577
14		Suruga Bank Ltd. (m)	135
4		Suzuken Co., Ltd. (c)	157
23		Suzuki Motor Corp. (m)	483
2		Sysmex Corp. (m)	126
18		T&D Holdings, Inc. (m)	476
59		Taiheiyo Cement Corp. (a) (m)	83
66		Taisei Corp. (m)	151
8		Taisho Pharmaceutical Co., Ltd. (m)	144
19		Taiyo Nippon Sanso Corp. (m)	171
20		Takashimaya Co., Ltd. (m)	191
48		Takeda Pharmaceutical Co., Ltd. (m)	2,078
—	(h)	Takefuji Corp. (c)	1
8		TDK Corp. (m)	483
61		Teijin Ltd. (m)	194
11		Terumo Corp. (m)	554
8		THK Co., Ltd. (m)	173
52		Tobu Railway Co., Ltd. (m)	276
7		Toho Co., Ltd. (m)	122
28		Toho Gas Co., Ltd. (m)	142
28		Tohoku Electric Power Co., Inc. (m)	565
47		Tokio Marine Holdings, Inc. (m)	1,402
19		Tokuyama Corp. (m)	106
79		Tokyo Electric Power Co., Inc. (The) (m)	1,970
11		Tokyo Electron Ltd. (m)	729
150		Tokyo Gas Co., Ltd. (m)	637
7		Tokyo Steel Manufacturing Co., Ltd. (m)	90
25		Tokyo Tatemono Co., Ltd. (m)	115
72		Tokyu Corp. (m)	301
27		Tokyu Land Corp. (m)	114
18		TonenGeneral Sekiyu KK (m)	154
36		Toppan Printing Co., Ltd. (m)	331
87		Toray Industries, Inc. (m)	501
260		Toshiba Corp. (a) (m)	1,497
29		Tosoh Corp. (m)	81
16		TOTO Ltd. (m)	110
10		Toyo Seikan Kaisha Ltd. (m)	169
6		Toyo Suisan Kaisha Ltd. (m)	145
4		Toyobo Co., Ltd. (m)	7
4		Toyoda Gosei Co., Ltd. (m)	115
4		Toyota Boshoku Corp. (c)	67
12		Toyota Industries Corp. (m)	353
189		Toyota Motor Corp. (m)	7,311
14		Toyota Tsusho Corp. (m)	203
7		Trend Micro, Inc. (m)	228
4		Tsumura & Co. (m)	114
64		Ube Industries Ltd. (m)	162
3		Unicharm Corp. (m)	256
5		Uniden Corp. (a) (m)	16
13		UNY Co., Ltd. (m)	117
7		Ushio, Inc. (m)	117
1		USS Co., Ltd. (m)	102
—	(h)	West Japan Railway Co. (m)	403
1		Yahoo! Japan Corp. (m)	361
6		Yakult Honsha Co., Ltd. (c)	164
6		Yamada Denki Co., Ltd. (m)	435
15		Yamaguchi Financial Group, Inc. (m)	150
10		Yamaha Corp. (m)	127
14		Yamaha Motor Co., Ltd. (a) (c)	212
27		Yamato Holdings Co., Ltd. (m)	379
2		Yamato Kogyo Co., Ltd. (m)	73
8		Yamazaki Baking Co., Ltd. (m)	98
16		Yaskawa Electric Corp. (m)	141
15		Yokogawa Electric Corp. (m)	124
			145,992
		Luxembourg — 0.7%
69		ArcelorMittal	2,678
4		Millicom International Cellular S.A. (m)	325
23		SES S.A. FDR (m)	535
88		Tenaris S.A. (m)	1,770
			5,308
		Macau — 0.0% (g)
54		Sands China Ltd. (a) (m)	87
		Mexico — 0.8%
26		Alfa S.A.B. de C.V., Class A (c)	201
817		America Movil S.A.B. de C.V., Series L, (c)	2,102
339		Cemex S.A.B. de C.V. (a) (m)	404
127		Fomento Economico Mexicano S.A.B. de C.V. (c)	603
7		Fresnillo plc (m)	82
24		Grupo Carso S.A.B. de C.V., Series A1, (c)	89

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   37

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Mexico — Continued
231	Grupo Mexico S.A.B. de C.V., Class B (m)	610
34	Grupo Modelo S.A.B. de C.V., Series C, (c)	188
147	Grupo Televisa S.A. (c)	611
38	Kimberly-Clark de Mexico S.A.B. de C.V., Class A (m)	219
112	Telefonos de Mexico S.A.B. de C.V., Class L (c)	86
107	Telefonos de Mexico S.A.B. de C.V., Class A (m)	81
107	Telmex Internacional S.A.B. de C.V., Class A (m)	101
112	Telmex Internacional S.A.B. de C.V., Class L (m)	107
293	Wal-Mart de Mexico S.A.B. de C.V., Series V, (c)	684
		6,168
	Netherlands — 4.7%
173	Aegon N.V. (a) (m)	1,213
26	Akzo Nobel N.V. (c)	1,527
50	ASML Holding N.V. (m)	1,647
6	Corio N.V. (m)	333
29	European Aeronautic Defence and Space Co., N.V. (c)	545
8	Fugro N.V. CVA (m)	514
13	Heineken Holding N.V. (c)	522
28	Heineken N.V. (c)	1,300
406	ING Groep N.V. CVA (a) (m)	3,585
19	James Hardie Industries SE (a) (m)	134
138	Koninklijke Ahold N.V. (c)	1,894
6	Koninklijke Boskalis Westminster CVA (m)	286
16	Koninklijke DSM N.V. (c)	723
189	Koninklijke KPN N.V. (c)	2,842
111	Koninklijke Philips Electronics N.V.	3,742
4	Koninklijke Vopak N.V. (m)	315
30	QIAGEN N.V. (a) (m)	690
12	Randstad Holding N.V. (a) (m)	597
86	Reed Elsevier N.V. (c) (m)	1,024
133	Royal Dutch Shell plc (m)	4,146
101	Royal Dutch Shell plc, Class B (m)	3,052
20	SBM Offshore N.V. (m)	385
42	TNT N.V. (m)	1,281
186	Unilever N.V. CVA (m)	5,644
30	Wolters Kluwer N.V.	621
		38,562
	New Zealand — 0.5%
356	Auckland International Airport Ltd. (m)	518
119	Contact Energy Ltd. (a) (m)	537
236	Fletcher Building Ltd. (m)	1,433
225	Sky City Entertainment Group Ltd. (m)	514
731	Telecom Corp. of New Zealand Ltd. (m)	1,142
		4,144
	Norway — 1.6%
174	DnB NOR ASA (c)	2,056
123	Norsk Hydro ASA (a) (c)	945
9	Norske Skogindustrier ASA (a) (m)	13
144	Orkla ASA (c)	1,216
66	Renewable Energy Corp. ASA (a) (c)	224
215	Statoil ASA (m)	5,209
159	Telenor ASA (a) (m)	2,254
37	Yara International ASA (m)	1,300
		13,217
	Philippines — 0.7%
60	Ayala Corp. (m)	458
2,473	Ayala Land, Inc. (m)	753
110	Banco de Oro Unibank, Inc. (m)	103
791	Bank of the Philippine Islands (m)	802
2,598	Energy Development Corp. (m)	312
10	Globe Telecom, Inc. (m)	211
279	Manila Electric Co. (m)	1,100
542	Petron Corp. (a) (m)	81
19	Philippine Long Distance Telephone Co. (m)	1,089
4,907	SM Prime Holdings, Inc. (m)	1,121
		6,030
	Portugal — 0.7%
511	Banco Comercial Portugues S.A., Class R (c)	479
118	Banco Espirito Santo S.A. (c)	565
42	Brisa Auto-Estradas de Portugal S.A. (c)	300
55	Cimpor Cimentos de Portugal SGPS S.A. (m)	401
399	Energias de Portugal S.A. (m)	1,428
35	Galp Energia SGPS S.A., Class B (m)	567
52	Jeronimo Martins SGPS S.A. (a) (c)	537
131	Portugal Telecom SGPS S.A. (a) (c)	1,328
		5,605
	Singapore — 0.8%
58	Ascendas REIT (m)	81
105	CapitaLand Ltd. (m)	284
88	CapitaMall Trust (m)	124
57	CapitaMalls Asia Ltd. (m)	90
21	City Developments Ltd. (m)	162
78	ComfortDelgro Corp., Ltd. (m)	89
43	Cosco Corp. Singapore Ltd. (m)	54
70	DBS Group Holdings Ltd. (m)	770
40	Fraser and Neave Ltd. (m)	142
191	Genting Singapore plc (a) (c)	132
273	Golden Agri-Resources Ltd. (a) (m)	116
5	Jardine Cycle & Carriage Ltd. (m)	112

SEE NOTES TO FINANCIAL STATEMENTS.

38   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Singapore — Continued
53		Keppel Corp., Ltd. (m)	376
38		Neptune Orient Lines Ltd. (a) (m)	59
46		Olam International Ltd. (m)	87
106		Oversea-Chinese Banking Corp. Ltd. (m)	675
39		SembCorp Industries Ltd. (m)	118
32		SembCorp Marine Ltd. (m)	98
22		Singapore Airlines Ltd. (m)	243
1		Singapore Airport Terminal Services Ltd. (m)	2
35		Singapore Exchange Ltd. (m)	208
65		Singapore Press Holdings Ltd. (m)	195
55		Singapore Technologies Engineering Ltd. (m)	126
324		Singapore Telecommunications Ltd. (m)	714
25		StarHub Ltd. (m)	42
50		United Overseas Bank Ltd. (m)	728
23		UOL Group Ltd. (m)	63
52		Wilmar International Ltd. (m)	261
			6,151
		South Africa — 0.7%
1		Anglo Platinum Ltd. (a) (c)	152
9		AngloGold Ashanti Ltd. (m)	363
12		Bidvest Group Ltd. (m)	222
133		FirstRand Ltd. (m)	366
23		Gold Fields Ltd. (m)	303
23		Impala Platinum Holdings Ltd. (m)	646
69		MTN Group Ltd. (m)	1,015
15		Naspers Ltd., Class N (m)	605
46		Pretoria Portland Cement Co., Ltd. (m)	206
88		Sanlam Ltd. (m)	286
24		Sasol Ltd. (m)	971
17		Shoprite Holdings Ltd. (m)	181
30		Standard Bank Group Ltd. (m)	462
8		Tiger Brands Ltd. (m)	197
			5,975
		South Korea — 0.8%
3		Daelim Industrial Co., Ltd. (m)	178
10		Daewoo Shipbuilding & Marine Engineering Co., Ltd. (m)	192
1		Hite Brewery Co. Ltd. (m)	95
6		Hyundai Mobis (m)	1,005
3		LG Chem Ltd. (m)	843
6		LG Electronics, Inc. (m)	700
2		POSCO (m)	1,000
2		Samsung Electronics Co., Ltd. (m)	1,308
3		Samsung Fire & Marine Insurance Co., Ltd. (m)	564
1		Shinsegae Co., Ltd. (m)	266
1		SK Energy Co. Ltd. (m)	127
1		SK Telecom Co., Ltd. (m)	183
			6,461
		Spain — 5.2%
35		Abertis Infraestructuras S.A. (c)	602
2		Acciona S.A. (m)	228
17		Acerinox S.A. (m)	338
17		ACS Actividades de Construccion y Servicios S.A. (c)	776
399		Banco Bilbao Vizcaya Argentaria S.A. (c)	5,253
109		Banco de Sabadell S.A. (c)	551
24		Banco de Valencia S.A. (c)	140
92		Banco Popular Espanol S.A. (c)	650
926		Banco Santander S.A. (c)	11,769
34		Bankinter S.A. (c)	253
99		Criteria Caixacorp S.A. (m)	493
41		EDP Renovaveis S.A. (a) (m)	293
17		Enagas (m)	341
—	(h)	Endesa S.A. (m)	8
53		Ferrovial S.A. (m)	462
4		Fomento de Construcciones y Contratas S.A. (c)	121
16		Gamesa Corp. Tecnologica S.A. (m)	200
27		Gas Natural SDG S.A. (m)	461
9		Gestevision Telecinco S.A. (m)	122
14		Grifols S.A. (c)	183
99		Iberdrola Renovables S.A. (m)	385
414		Iberdrola S.A. (m)	3,286
41		Iberia Lineas Aereas de Espana (a) (m)	137
25		Inditex S.A. (m)	1,554
13		Indra Sistemas S.A. (m)	263
78		Mapfre S.A. (c)	256
11		Red Electrica Corp. S.A. (m)	529
82		Repsol YPF S.A. (m)	1,924
10		Sacyr Vallehermoso S.A. (a) (c)	80
1		Sociedad General de Aguas de Barcelona S.A., Class A (c)	18
479		Telefonica S.A. (m)	10,836
16		Zardoya Otis S.A. (m)	256
			42,768
		Sweden — 2.0%
23		Alfa Laval AB (c)	343
22		Assa Abloy AB, Class B (c)	496
35		Atlas Copco AB, Class A (c)	568
24		Atlas Copco AB, Class B (c)	345
15		Electrolux AB, Series B, (m)	387

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   39

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)
(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Sweden — Continued
9		Getinge AB, Class B (c)	206
31		Hennes & Mauritz AB, Class B (c)	1,955
—	(h)	Hoganas AB, Class B (m)	14
4		Holmen AB, Class B (c)	98
23		Husqvarna AB, Class B (c)	169
26		Investor AB, Class B (c)	496
16		Kinnevik Investment AB, Class B (m)	288
1		Loomis AB, Class B (m)	16
14		Lundin Petroleum AB (a) (c)	83
6		Niscayah Group AB (a) (m)	12
197		Nordea Bank AB (c)	1,922
7		Ratos AB, Class B (m)	226
54		Sandvik AB (a) (c)	769
18		Scania AB, Class B (m)	320
12		Securitas AB, Class B (m)	130
78		Skandinaviska Enskilda Banken AB, Class A (a) (m)	535
19		Skanska AB, Class B (m)	314
25		SKF AB, Class B (c)	502
10		SSAB AB, Class A (c)	172
8		SSAB AB, Class B (m)	117
36		Svenska Cellulosa AB, Class B (c)	463
27		Svenska Handelsbanken AB, Class A (c)	747
37		Swedbank AB, Class A (a) (m)	399
14		Swedish Match AB (c)	310
14		Tele2 AB, Class B (c)	229
178		Telefonaktiebolaget LM Ericsson, Class B (m)	2,053
124		TeliaSonera AB (m)	847
18		Volvo AB, Class A (a) (m)	217
68		Volvo AB, Class B (a) (m)	850
			16,598
		Switzerland — 2.1%
45		ABB Ltd. (a) (m)	863
2		Actelion Ltd. (a) (m)	71
3		Adecco S.A. (c)	165
2		Aryzta AG (m)	60
1		Aryzta AG (m)	26
1		Baloise Holdings AG (m)	63
11		Compagnie Financiere Richemont S.A., Class A (m)	402
24		Credit Suisse Group AG (a) (m)	1,082
4		GAM Holding Ltd. (a) (m)	51
1		Geberit AG (m)	166
—	(h)	Givaudan S.A. (m)	170
5		Holcim Ltd. (a) (m)	390
4		Julius Baer Group Ltd. (m)	130
1		Kuehne & Nagel International AG (m)	116
—	(h)	Lindt & Spruengli AG (c)	104
3		Logitech International S.A. (a) (c)	53
1		Lonza Group AG (c)	82
72		Nestle S.A.	3,532
1		Nobel Biocare Holding AG (c)	30
44		Novartis AG (m)	2,259
15		Roche Holding AG (m)	2,294
—	(h)	Schindler Holding AG (m)	43
—	(h)	SGS S.A. (m)	186
1		Sonova Holding AG (m)	127
54		STMicroelectronics N.V. (m)	496
—	(h)	Sulzer AG (c)	15
1		Swatch Group AG (The) (m)	223
—	(h)	Swatch Group AG (The) (m)	12
1		Swiss Life Holding AG (a) (m)	74
7		Swiss Reinsurance Co. Ltd. (c)	301
1		Swisscom AG (c)	171
2		Syngenta AG (m)	514
73		UBS AG (a) (m)	1,126
72		Xstrata plc (m)	1,174
3		Zurich Financial Services AG (m)	634
			17,205
		Taiwan — 0.7%
319		Asustek Computer, Inc. (m)	615
228		Cathay Financial Holding Co., Ltd. (a) (m)	364
87		Chimei Innolux Corp. (a) (m)	127
547		China Steel Corp. (m)	582
258		Far Eastern New Century Corp. (m)	280
261		HON HAI Precision Industry Co., Ltd. (m)	1,227
61		Nan Ya Plastics Corp. (m)	128
246		Quanta Computer, Inc. (m)	462
907		Taishin Financial Holdings Co., Ltd. (a) (m)	350
190		Taiwan Mobile Co., Ltd. (m)	364
704		Taiwan Semiconductor Manufacturing Co., Ltd. (m)	1,379
335		United Microelectronics Corp. (a) (m)	169
			6,047
		Thailand — 0.8%
252		Advanced Info Service PCL (m)	590
219		Bangkok Bank PCL, Class F (m)	803
80		Electricity Generating PCL (m)	196
294		Kasikornbank PCL (m)	851
750		Krung Thai Bank PCL (m)	285
183		PTT Exploration & Production PCL (m)	856

SEE NOTES TO FINANCIAL STATEMENTS.

40   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Thailand — Continued
115		PTT PCL (m)	898
125		Siam Cement PCL (m)	1,038
289		Siam Commercial Bank PCL (m)	724
			6,241
		Turkey — 0.9%
224		Akbank TAS (m)	1,123
64		Aksigorta AS (m)	88
48		Anadolu Efes Biracilik Ve Malt Sanayii AS (m)	600
158		Eregli Demir ve Celik Fabrikalari TAS (a) (m)	496
46		Haci Omer Sabanci Holding AS (a) (m)	212
28		Tupras Turkiye Petrol Rafine (m)	617
115		Turkcell Iletisim Hizmet A/S (m)	743
365		Turkiye Garanti Bankasi A/S (m)	1,768
257		Turkiye Is Bankasi, Class C (m)	894
133		Yapi ve Kredi Bankasi A/S (a) (m)	381
			6,922
		United Kingdom — 8.6%
36		3i Group plc (m)	150
7		Admiral Group plc (m)	141
12		AMEC plc (m)	159
49		Anglo American plc (a) (m)	2,099
15		Antofagasta plc (m)	225
13		Associated British Foods plc (m)	205
54		AstraZeneca plc (m)	2,405
8		Autonomy Corp. plc (a) (m)	222
104		Aviva plc (m)	549
133		BAE Systems plc (m)	697
26		Balfour Beatty plc (m)	110
428		Barclays plc (m)	2,201
127		BG Group plc (m)	2,139
83		BHP Billiton plc (m)	2,530
704		BP plc (m)	6,144
22		British Airways plc (a) (c)	75
75		British American Tobacco plc (m)	2,357
32		British Land Co. plc (m)	231
43		British Sky Broadcasting Group plc (m)	401
291		BT Group plc (m)	560
12		Bunzl plc (m)	144
16		Burberry Group plc (m)	167
97		Cable & Wireless Communications plc (m)	91
97		Cable & Wireless Worldwide plc (a) (m)	128
52		Cairn Energy plc (a) (m)	316
23		Capita Group plc (The) (m)	285
6		Carnival plc (m)	272
8		Carphone Warehouse Group plc (a) (m)	23
193		Centrica plc (m)	866
43		Cobham plc (m)	175
70		Compass Group plc (m)	566
94		Diageo plc (m)	1,602
13		Drax Group plc (m)	72
18		EnQuest plc (a)	28
8		EnQuest plc (a) (m)	12
10		Eurasian Natural Resources Corp. (m)	179
18		Firstgroup plc (m)	102
48		G4S plc (m)	194
195		GlaxoSmithKline plc (m)	3,616
26		Hammerson plc (m)	154
33		Home Retail Group plc (m)	138
654		HSBC Holdings plc (m)	6,655
20		ICAP plc (m)	113
—	(h)	IMI plc (m)	—	(h)
38		Imperial Tobacco Group plc (m)	1,087
16		Inmarsat plc (m)	191
10		Intercontinental Hotels Group plc (m)	171
57		International Power plc (m)	290
30		Invensys plc (m)	156
16		Investec plc (m)	126
45		J Sainsbury plc (m)	233
8		Johnson Matthey plc (m)	215
8		Kazakhmys plc (m)	170
89		Kingfisher plc (m)	338
28		Land Securities Group plc (m)	284
220		Legal & General Group plc (m)	286
19		Liberty International plc (m)	139
1,432		Lloyds Banking Group plc (a) (m)	1,433
6		London Stock Exchange Group plc (m)	58
6		Lonmin plc (a) (m)	168
64		Man Group plc (m)	238
59		Marks & Spencer Group plc (m)	332
—	(h)	Meggitt plc (m)	—	(h)
92		National Grid plc (m)	891
7		Next plc (m)	259
198		Old Mutual plc (a) (m)	350
30		Pearson plc (m)	486
8		Petrofac Ltd. (m)	134
95		Prudential plc (m)	835
3		Randgold Resources Ltd. (m)	287
23		Reckitt Benckiser Group plc (m)	1,187
46		Reed Elsevier plc (m)	357
88		Resolution Ltd. (m)	98
33		Rexam plc (m)	163

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   41

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)
(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		United Kingdom — Continued
51		Rio Tinto plc (m)	2,662
70		Rolls-Royce Group plc (a) (m)	613
6,262		Rolls-Royce Group plc, Class C (a) (m)	10
635		Royal Bank of Scotland Group plc (a) (m)	520
129		RSA Insurance Group plc (m)	238
35		SABMiller plc (m)	1,112
49		Sage Group plc (The) (m)	184
4		Schroders plc (m)	95
35		Scottish & Southern Energy plc (m)	576
27		Segro plc (m)	130
18		Serco Group plc (m)	177
9		Severn Trent plc (m)	156
33		Smith & Nephew plc (m)	345
15		Smiths Group plc (m)	251
76		Standard Chartered plc (m)	2,026
84		Standard Life plc (m)	256
15		TalkTalk Telecom Group plc (a) (m)	30
298		Tesco plc (m)	1,977
32		Thomas Cook Group plc (m)	121
33		Tomkins plc (m)	125
21		TUI Travel plc (m)	90
33		Tullow Oil plc (m)	579
48		Unilever plc (m)	1,448
26		United Utilities Group plc (m)	210
5		Vedanta Resources plc (m)	196
1,975		Vodafone Group plc (m)	4,376
7		Whitbread plc (m)	154
—	(h)	William Hill plc (m)	1
80		Wm Morrison Supermarkets plc (m)	352
11		Wolseley plc (a) (m)	266
47		WPP plc (m)	499
			70,235
		United States — 0.0% (g)
1		Synthes, Inc. (m)	143
23		Wheelock & Co., Ltd. (m)	71
			214
		Total Common Stocks (Cost $523,371)	782,116
Investment Companies — 0.9%
104		iShares MSCI EAFE Index Fund (m)	5,677
21		iShares MSCI Germany Index Fund (m)	458
37		iShares MSCI Pacific ex-Japan Index Fund (m)	1,576
		Total Investment Companies (Cost $7,711)	7,711
Preferred Stocks — 1.2%
		Brazil — 0.5%
32		Banco Bradesco S.A. (m)	588
7		Cia Energetica de Minas Gerais (m)	105
36		Cia Vale do Rio Doce, Class A (m)	966
87		Itau Unibanco Banco Multiplo S.A. (m)	1,877
47		Petroleo Brasileiro S.A. (m)	886
			4,422
		Chile — 0.1%
12		Sociedad Quimica y Minera de Chile S.A., Class B (m)	435
		Germany — 0.6%
7		Bayerische Motoren Werke AG (m)	241
10		Fresenius SE (m)	724
25		Henkel AG & Co. KGaA (c)	1,355
12		Porsche Automobil Holding SE (m)	681
5		RWE AG (c)	386
14		Volkswagen AG (c)	1,358
			4,745
		Total Preferred Stocks (Cost $4,358)	9,602

NUMBER OF WARRANTS
Warrants — 0.0% (g)
		France — 0.0% (g)
2		Fonciere Des Regions, expiring 12/31/10 (a) (m)	2
		Hong Kong — 0.0%
6		Henderson Land, expiring 12/29/49 (a)	—
		Italy — 0.0% (g)
130		Unione di Banche Italiane SCPA, expiring 06/30/11 (a) (m)	5
		Total Warrants (Cost $ —)	7

NUMBER OF RIGHTS
Rights — 0.0% (g)
		Norway — 0.0% (g)
33		Renewable Energy Corp. ASA, expiring 05/20/10 (a)	45
		Spain — 0.0% (g)
24		Banco de Valencia SA, expiring 05/10/10 (a) (m)	3
		Total Rights (Cost $125)	48

SEE NOTES TO FINANCIAL STATEMENTS.

42   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

NUMBER OF RIGHTS	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.5%
	Investment Company — 1.5%
12,551	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $12,551)	12,551

SHARES
Investments of Cash Collateral for Securities on Loan — 15.5%
	Investment Company — 15.5%
126,671	JPMorgan Prime Money Market Fund, Capital Shares, 0.110% (b) (l) (Cost $126,671)	126,671
	Total Investments — 114.9% (Cost $674,787 )	938,706
	Liabilities in Excess of Other Assets — (14.9)%	(121,944)
	NET ASSETS — 100.0%	$816,762

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2010

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments: (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Commercial Banks	14.7%
Oil, Gas & Consumable Fuels	7.5
Pharmaceuticals	5.1
Diversified Telecommunication Services	4.9
Metals & Mining	4.6
Electric Utilities	4.4
Insurance	4.4
Chemicals	3.7
Automobiles	3.5
Industrial Conglomerates	2.4
Food Products	2.3
Beverages	2.2
Food & Staples Retailing	2.1
Machinery	2.0
Wireless Telecommunication Services	2.0
Capital Markets	1.6
Multi-Utilities	1.6
Construction Materials	1.5
Media	1.4
Electronic Equipment, Instruments & Components	1.4
Diversified Financial Services	1.3
Real Estate Management & Development	1.3
Software	1.2
Electrical Equipment	1.2
Semiconductors & Semiconductor Equipment	1.0
Short-Term Investment	1.5
Others (each less than 1.0%)	19.2

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   43

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)
(Amounts in thousands, except number of contracts)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 04/30/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
32	TOPIX Index	06/10/10	$3,349	$75
254	Dow Jones Euro STOXX 50 Index	06/18/10	9,293	(192)
33	FTSE 100 Index	06/18/10	2,781	(47)
				$(164)

SEE NOTES TO FINANCIAL STATEMENTS.

44   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited)
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 93.6%
	Australia — 2.8%
65	Macquarie Group Ltd. (c)	2,978
124	QBE Insurance Group Ltd. (m)	2,393
131	Santos Ltd.	1,660
		7,031
	Austria — 0.4%
42	Intercell AG (a) (c)	1,120
	Belgium — 0.9%
54	KBC Groep N.V. (a) (m)	2,424
	Canada — 1.4%
23	First Quantum Minerals Ltd. (c)	1,792
94	Kinross Gold Corp. (c)	1,795
		3,587
	China — 1.2%
1,223	China Merchants Bank Co., Ltd., Class H (m)	2,998
	Finland — 0.1%
133	Ruukki Group OYJ (a)	321
	France — 10.7%
35	Atos Origin S.A. (a) (m)	1,775
55	BNP Paribas (m)	3,811
40	Cie de St-Gobain (m)	1,970
36	Compagnie Generale des Etablissements Michelin, Class B	2,602
79	GDF Suez	2,808
41	Lafarge S.A. (m)	2,968
28	Pernod-Ricard S.A. (m)	2,412
49	Sanofi-Aventis S.A. (a) (m)	3,362
22	Schneider Electric S.A. (c)	2,519
45	Sodexo	2,792
		27,019
	Germany — 4.3%
54	Bayer AG (c)	3,466
45	Daimler AG (a) (m)	2,327
32	Deutsche Bank AG (m)	2,242
59	Lanxess AG (m)	2,797
		10,832
	Hong Kong — 3.6%
970	China Overseas Land & Investment Ltd. (m)	1,883
846	China Resources Land Ltd. (m)	1,548
492	Hang Lung Properties Ltd. (m)	1,770
1,204	Huabao International Holdings Ltd. (m)	1,392
361	Hutchison Whampoa Ltd. (m)	2,478
		9,071
	India — 1.0%
44	Infosys Technologies Ltd., ADR (m)	2,642
	Indonesia — 1.0%
2,969	Perusahaan Gas Negara PT (m)	1,333
1,282	Telekomunikasi Indonesia Tbk PT (m)	1,107
		2,440
	Ireland — 1.6%
208	Experian plc (m)	1,927
231	Governor & Co. of the Bank of Ireland (The) (a) (m)	507
71	Shire plc (m)	1,567
		4,001
	Israel — 0.7%
29	Teva Pharmaceutical Industries Ltd., ADR (m)	1,732
	Italy — 3.0%
47	Saipem S.p.A. (m)	1,744
577	Snam Rete Gas S.p.A. (m)	2,742
1,166	UniCredit S.p.A. (a) (m)	3,055
		7,541
	Japan — 19.3%
91	FUJIFILM Holdings Corp. (m)	3,105
1	Japan Tobacco, Inc. (m)	2,738
358	JX Holdings, Inc. (a) (m)	1,999
122	Kirin Holdings Co., Ltd. (m)	1,748
273	Kubota Corp. (m)	2,398
571	Marubeni Corp. (m)	3,369
456	Mitsubishi Electric Corp. (m)	4,064
213	Mitsui & Co., Ltd. (m)	3,200
118	Mitsui Fudosan Co., Ltd. (m)	2,185
25	Nidec Corp. (m)	2,565
8	Nintendo Co., Ltd. (m)	2,620
422	Nippon Sheet Glass Co. Ltd. (m)	1,386
469	Nissan Motor Co., Ltd. (a) (m)	4,077
143	Ricoh Co., Ltd. (m)	2,429
34	Shin-Etsu Chemical Co., Ltd. (m)	1,948
80	Sumco Corp. (a) (m)	1,772
398	Sumitomo Heavy Industries Ltd. (m)	2,617
76	Sumitomo Mitsui Financial Group, Inc. (m)	2,520
219	Takashimaya Co., Ltd. (m)	2,076
		48,816
	Luxembourg — 1.4%
94	ArcelorMittal	3,643
	Netherlands — 10.0%
58	ASML Holding N.V. (m)	1,917

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   45

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Netherlands — Continued
342	ING Groep N.V. CVA (a) (m)	3,017
142	Koninklijke Ahold N.V. (c)	1,945
191	Koninklijke KPN N.V. (c)	2,872
98	Koninklijke Philips Electronics N.V.	3,284
260	Royal Dutch Shell plc, Class A	8,153
140	Unilever N.V. CVA (m)	4,245
		25,433
	Singapore — 0.9%
1,003	Singapore Telecommunications Ltd. (m)	2,212
	South Korea — 1.0%
23	LG Electronics, Inc. (m)	2,462
	Spain — 1.5%
292	Banco Santander S.A. (c)	3,710
	Switzerland — 4.0%
81	Credit Suisse Group AG (a) (m)	3,698
23	Roche Holding AG (m)	3,698
13	Zurich Financial Services AG (m)	2,854
		10,250
	Taiwan — 2.2%
292	HON HAI Precision Industry Co., Ltd., GDR (m)	2,927
258	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	2,728
		5,655
	United Kingdom — 20.6%
177	BG Group plc (m)	2,999
92	BHP Billiton plc (m)	2,817
933	BT Group plc, Class A (m)	1,795
883	Cable & Wireless Communications plc (m)	835
883	Cable & Wireless Worldwide plc (a) (m)	1,168
359	Cairn Energy plc (a) (m)	2,189
604	Centrica plc (m)	2,711
167	Cookson Group plc (a) (m)	1,427
212	GlaxoSmithKline plc (m)	3,935
449	HSBC Holdings plc (m)	4,574
105	Imperial Tobacco Group plc (m)	2,989
176	Intercontinental Hotels Group plc (m)	3,098
238	International Power plc (m)	1,203
2,885	Lloyds Banking Group plc (a) (m)	2,886
385	Man Group plc (m)	1,423
248	National Grid plc (m)	2,387
385	Premier Farnell plc (m)	1,396
177	Prudential plc (m)	1,556
61	Reckitt Benckiser Group plc (m)	3,165
438	Tesco plc (m)	2,908
2,131	Vodafone Group plc (m)	4,722
		52,183
	Total Common Stocks (Cost $216,485)	237,123
Preferred Stock — 1.2%
	Germany — 1.2%
31	Volkswagen AG (c) (Cost $2,913)	3,012
Short-Term Investment — 3.0%
	Investment Company — 3.0%
7,550	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $7,550)	7,550
Investments of Cash Collateral for Securities on Loan — 8.1%
	Investment Company — 8.1%
20,577	JPMorgan Prime Money Market Fund, Capital Shares, 0.110% (b) (l) (Cost $20,577)	20,577
	Total Investments — 105.9% (Cost $247,525 )	268,262
	Liabilities in Excess of Other Assets — (5.9)%	(14,946)
	NET ASSETS — 100.0%	$253,316

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

46   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

Summary of Investments by Industry, April 30, 2010

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments: (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Commercial Banks	10.7%
Pharmaceuticals	7.2
Oil, Gas & Consumable Fuels	6.9
Capital Markets	4.2
Metals & Mining	4.1
Electronic Equipment, Instruments & Components	4.0
Diversified Telecommunication Services	4.0
Automobiles	3.8
Multi-Utilities	3.2
Industrial Conglomerates	3.0
Real Estate Management & Development	3.0
Insurance	2.7
Electrical Equipment	2.7
Trading Companies & Distributors	2.7
Semiconductors & Semiconductor Equipment	2.6
Chemicals	2.5
Hotels, Restaurants & Leisure	2.4
Tobacco	2.3
Machinery	2.0
Food & Staples Retailing	2.0
Wireless Telecommunication Services	1.9
IT Services	1.8
Food Products	1.7
Beverages	1.7
Gas Utilities	1.6
Building Products	1.4
Household Products	1.3
Diversified Financial Services	1.2
Construction Materials	1.2
Software	1.1
Auto Components	1.1
Household Durables	1.0
Office Electronics	1.0
Short-Term Investment	3.0
Others (each less than 1.0%)	3.0

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 04/30/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
12	TOPIX Index	06/10/10	$1,256	$10
52	Dow Jones Euro STOXX 50 Index	06/18/10	1,902	(87)
18	FTSE 100 Index	06/18/10	1,517	(55)
				$(132)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   47

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)
(Amount in thousands, except number of contracts)

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/10	NET UNREALIZED APPRECIATION (DEPRECIATION)
16,865,316	AUD	05/10/10	$14,725	$15,595	$870
174,266	CAD	05/10/10	171	171	— (h)
15,134,532	CHF	05/10/10	14,242	14,065	(177)
10,659,485	EUR	05/10/10	14,552	14,193	(359)
1,442,540	GBP	05/10/10	2,198	2,207	9
1,287,986,640	JPY	05/10/10	14,130	13,712	(418)
244,322,091	JPY	08/12/10	2,586	2,604	18
6,738,078	NOK	05/10/10	1,136	1,142	6
49,625,808	SEK	05/10/10	6,834	6,851	17
3,848,972	SGD	05/10/10	2,719	2,809	90
			$73,293	$73,349	$56

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/10	NET UNREALIZED APPRECIATION (DEPRECIATION)
1,176,242	AUD	05/10/10	$1,076	$1,089	$(13)
3,637,576	CAD	05/10/10	3,464	3,581	(117)
6,669,961	CHF	05/10/10	6,278	6,198	80
17,418,781	EUR	05/10/10	23,905	23,193	712
5,819,989	GBP	05/10/10	9,011	8,904	107
56,519,823	HKD	05/10/10	7,281	7,280	1
1,287,986,640	JPY	05/10/10	14,135	13,712	423
1,943,399	SGD	05/10/10	1,389	1,418	(29)
			$66,539	$65,375	$1,164

SEE NOTES TO FINANCIAL STATEMENTS.

48   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited)
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 95.1%
	Australia — 1.8%
1,134	QBE Insurance Group Ltd. (m)	21,971
1,111	Santos Ltd. (c)	14,090
		36,061
	Belgium — 1.0%
452	KBC Groep N.V. (a) (m)	20,218
	Canada — 0.9%
231	First Quantum Minerals Ltd. (c)	17,729
	China — 0.9%
7,713	China Merchants Bank Co., Ltd., Class H (m)	18,908
	Finland — 0.1%
1,060	Ruukki Group OYJ (a) (c)	2,552
	France — 14.2%
1,586	AXA S.A. (c)	31,517
385	BNP Paribas (m)	26,411
341	Bouygues S.A. (c)	16,920
242	Compagnie Generale des Etablissements Michelin, Class B (c)	17,512
1,163	GDF Suez (c)	41,354
366	Lafarge S.A. (m)	26,504
247	Pernod-Ricard S.A. (m)	21,054
1,117	Rhodia S.A. (a) (c)	25,797
671	Sanofi-Aventis S.A. (a) (m)	45,766
168	Schneider Electric S.A. (c)	19,022
346	Sodexo (c)	21,241
		293,098
	Germany — 6.1%
250	Bayer AG (c)	15,996
360	Daimler AG (a) (m)	18,534
394	Deutsche Bank AG (m)	27,492
248	Hamburger Hafen und Logistik AG (c)	9,028
547	Lanxess AG (m)	25,930
303	Siemens AG (m)	29,926
		126,906
	Greece — 0.1%
655	Sidenor Steel Products Manufacturing Co. S.A. (a) (m)	2,595
	Hong Kong — 1.7%
5,190	Hutchison Whampoa Ltd. (m)	35,620
	Indonesia — 1.2%
30,904	Perusahaan Gas Negara PT (m)	13,879
12,308	Telekomunikasi Indonesia Tbk PT (m)	10,625
		24,504
	Ireland — 0.7%
1,589	Experian plc (m)	14,694
	Italy — 2.4%
4,072	Snam Rete Gas S.p.A. (m)	19,337
11,844	UniCredit S.p.A. (a) (m)	31,040
		50,377
	Japan — 20.8%
630	Aisin Seiki Co., Ltd. (m)	19,151
2,477	Chiba Bank Ltd. (The) (m)	15,687
982	FUJIFILM Holdings Corp. (m)	33,641
3,498	Fujitsu Ltd. (m)	24,598
3	Japan Tobacco, Inc. (m)	11,110
2,907	JX Holdings, Inc. (a) (m)	16,214
1,032	Kirin Holdings Co., Ltd. (m)	14,785
2,352	Kubota Corp. (m)	20,658
3,670	Marubeni Corp. (m)	21,654
3,369	Mitsubishi Electric Corp. (m)	30,026
1,892	Mitsui & Co., Ltd. (m)	28,441
997	Mitsui Fudosan Co., Ltd. (m)	18,464
84	Nintendo Co., Ltd. (m)	28,352
3,488	Nippon Sheet Glass Co. Ltd. (m)	11,457
4,728	Nippon Yusen KK (m)	19,438
3,008	Nissan Motor Co., Ltd. (a) (m)	26,169
1,771	Ricoh Co., Ltd. (m)	30,085
3,041	Sumitomo Heavy Industries Ltd. (m)	19,992
1,223	Sumitomo Mitsui Financial Group, Inc. (m)	40,437
		430,359
	Luxembourg — 1.1%
570	ArcelorMittal (c)	22,164
	Netherlands — 9.6%
3,610	ING Groep N.V. CVA (a) (m)	31,865
1,446	Koninklijke KPN N.V. (c)	21,699
788	Koninklijke Philips Electronics N.V.	26,459
2,833	Royal Dutch Shell plc, Class A (m)	88,242
972	Unilever N.V. CVA (m)	29,585
		197,850
	Norway — 1.0%
1,804	DnB NOR ASA (c)	21,348
	Singapore — 0.9%
8,665	Singapore Telecommunications Ltd. (m)	19,113
	South Africa — 1.1%
4,626	African Bank Investments Ltd. (m)	22,149
	South Korea — 1.2%
231	LG Electronics, Inc. (m)	25,174

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   49

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)
(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Spain — 3.0%
2,339	Banco Bilbao Vizcaya Argentaria S.A. (c)	30,767
2,489	Banco Santander S.A. (c)	31,645
		62,412
	Switzerland — 2.6%
116	Roche Holding AG (m)	18,358
162	Zurich Financial Services AG (m)	35,942
		54,300
	Taiwan — 1.0%
4,594	HON HAI Precision Industry Co. Ltd. (m)	21,568
	Turkey — 0.9%
3,779	Turkiye Garanti Bankasi AS (m)	18,310
	United Kingdom — 20.8%
5,143	Barclays plc (m)	26,418
6,538	BP plc (m)	57,023
9,609	BT Group plc, Class A (m)	18,490
4,276	Cairn Energy plc (a) (m)	26,093
6,208	Centrica plc (m)	27,884
1,936	Cookson Group plc (a) (m)	16,593
7,892	GKN plc (a) (m)	16,372
1,206	GlaxoSmithKline plc (m)	22,381
6,153	HSBC Holdings plc (m)	62,649
1,269	Intercontinental Hotels Group plc (m)	22,368
16,038	Lloyds Banking Group plc (a) (m)	16,046
3,043	National Grid plc (m)	29,343
584	Petropavlovsk plc (m)	10,434
2,541	Prudential plc (m)	22,306
24,908	Vodafone Group plc (m)	55,193
		429,593
	Total Common Stocks (Cost $1,826,496)	1,967,602
Preferred Stock — 1.2%
	Germany — 1.2%
253	Volkswagen AG (c) (Cost $23,615)	24,420
Short-Term Investment — 4.2%
	Investment Company — 4.2%
87,721	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $87,721)	87,721
Investment of Cash Collateral for Securities on Loan — 11.3%
	Investment Company — 11.3%
234,206	JPMorgan Prime Money Market Fund, Capital Shares, 0.110% (b) (l) (Cost $234,206)	234,206
	Total Investments — 111.8% (Cost $2,172,038 )	2,313,949
	Liabilities in Excess of Other Assets — (11.8)%	(244,385)
	NET ASSETS — 100.0%	$2,069,564

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2010

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments: (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Commercial Banks	17.3%
Oil, Gas & Consumable Fuels	9.7
Insurance	5.4
Industrial Conglomerates	5.3
Pharmaceuticals	4.9
Multi-Utilities	4.7
Diversified Telecommunication Services	3.4
Automobiles	3.3
Electronic Equipment, Instruments & Components	2.7
Wireless Telecommunication Services	2.7
Diversified Financial Services	2.6
Auto Components	2.6
Metals & Mining	2.5
Chemicals	2.5
Trading Companies & Distributors	2.4
Electrical Equipment	2.4
Hotels, Restaurants & Leisure	2.1
Machinery	2.0
Beverages	1.7
Gas Utilities	1.6
Office Electronics	1.4
Food Products	1.4
Software	1.4
Capital Markets	1.3
Construction Materials	1.3
Household Durables	1.2
Computers & Peripherals	1.2
Short-Term Investment	4.2
Others (each less than 1.0%)	4.8

SEE NOTES TO FINANCIAL STATEMENTS.

50   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 04/30/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
73	TOPIX Index	06/10/10	$7,639	$ (7)
338	Dow Jones Euro STOXX 50 Index	06/18/10	12,367	(575)
110	FTSE 100 Index	06/18/10	9,269	(211)
				$(793)

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/10	NET UNREALIZED APPRECIATION (DEPRECIATION)
181,142,061	AUD	05/26/10	$161,866	$167,186	$5,320
14,114,276	DKK	05/26/10	2,570	2,525	(45)
131,166,104	EUR	05/26/10	177,747	174,651	(3,096)
38,543,400	GBP	05/26/10	58,492	58,968	476
1,019,677,675	JPY	05/07/10	10,848	10,855	7
8,502,989,060	JPY	05/26/10	93,377	90,539	(2,838)
314,964,756	SEK	05/26/10	43,791	43,488	(303)
34,521,233	SGD	05/26/10	24,492	25,192	700
1,345,790	TRY	05/26/10	863	901	38
			$574,046	$574,305	$259

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/10	NET UNREALIZED APPRECIATION (DEPRECIATION)
18,638,648	AUD	05/26/10	$16,908	$17,203	$(295)
17,133,701	CAD	05/26/10	16,718	16,867	(149)
30,062,872	CHF	05/26/10	28,211	27,943	268
85,808,926	EUR	05/26/10	116,472	114,257	2,215
131,435,002	GBP	05/26/10	201,060	201,083	(23)
100,710,914	HKD	05/26/10	12,983	12,974	9
8,194,146,602	JPY	05/26/10	89,210	87,250	1,960
10,828,649	NOK	05/26/10	1,822	1,834	(12)
19,392,492	SGD	05/26/10	13,816	14,152	(336)
18,627,514	TRY	05/26/10	11,942	12,470	(528)
			$509,142	$506,033	$3,109

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   51

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited)
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 72.9%
	Australia — 4.6%
18	Alumina Ltd. (m)	26
20	Australia & New Zealand Banking Group Ltd. (m)	436
57	BHP Billiton Ltd. (m)	2,087
46	Bradken Ltd. (m)	305
101	Challenger Financial Services Group Ltd. (m)	383
9	Commonwealth Bank of Australia (m)	469
247	Fairfax Media Ltd.	390
20	Flight Centre Ltd. (m)	370
60	IOOF Holdings Ltd. (m)	366
10	Leighton Holdings Ltd.	329
28	MacArthur Coal Ltd. (m)	387
9	Macquarie Group Ltd.	433
11	Newcrest Mining Ltd. (m)	344
17	QBE Insurance Group Ltd. (m)	326
46	Seek Ltd. (m)	351
31	Westpac Banking Corp. (m)	762
		7,764
	Austria — 0.4%
6	Andritz AG (m)	359
10	Voestalpine AG (m)	362
		721
	Belgium — 1.1%
8	Anheuser-Busch InBev N.V.	380
2	Bekaert S.A. (m)	332
5	Delhaize Group (m)	423
8	KBC Groep N.V. (a) (m)	376
10	Umicore	355
		1,866
	Bermuda — 0.1%
8	Signet Jewelers Ltd. (a) (m)	249
	China — 0.9%
446	China Construction Bank Corp., Class H (m)	362
191	China Merchants Bank Co., Ltd., Class H (m)	468
39	Weichai Power Co., Ltd., Class H (m)	319
138	Yanzhou Coal Mining Co., Ltd., Class H (m)	384
		1,533
	Denmark — 0.5%
9	D/S Norden (m)	416
4	Novo Nordisk A/S, Class B (m)	353
		769
	Finland — 0.6%
10	Metso OYJ (m)	383
7	Wartsila OYJ (m)	364
14	YIT OYJ	297
		1,044
	France — 5.5%
7	Accor S.A. (m)	403
18	AXA S.A.	355
15	BNP Paribas (m)	1,010
8	Bouygues S.A. (a)	386
4	Casino Guichard Perrachon S.A.	322
15	Credit Agricole S.A. (m)	216
10	JC Decaux S.A. (a) (m)	277
4	LVMH Moet Hennessy Louis Vuitton S.A. (m)	415
4	Pernod-Ricard S.A. (m)	374
3	PPR (m)	410
9	Renault S.A. (a) (m)	413
19	Rhodia S.A. (a)	428
21	Sanofi-Aventis S.A. (a) (m)	1,401
4	Schneider Electric S.A.	435
11	Societe Generale (m)	582
5	Technip S.A.	432
28	Total S.A. (m)	1,504
		9,363
	Germany — 4.5%
7	Aixtron AG	228
4	Allianz SE (a)	477
7	BASF SE	431
11	Daimler AG (a) (m)	544
11	Deutsche Bank AG (m)	776
20	Deutsche Lufthansa AG (a) (m)	335
29	E.ON AG	1,075
7	Hannover Rueckversicherung AG (a)	313
46	Infineon Technologies AG (a) (m)	324
10	Kloeckner & Co. SE (a) (m)	260
7	Lanxess AG (m)	353
3	Linde AG	350
6	MTU Aero Engines Holding AG	337
2	Muenchener Rueckversicherungs AG	309
9	Siemens AG (m)	899
6	Stada Arzneimittel AG (m)	243
15	Symrise AG (m)	390
		7,644
	Hong Kong — 3.1%
133	Cathay Pacific Airways Ltd. (a) (m)	277
274	Chaoda Modern Agriculture Holdings Ltd. (m)	313
36	China Mobile Ltd. (m)	347

SEE NOTES TO FINANCIAL STATEMENTS.

52   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Hong Kong — Continued
311		CNOOC Ltd. (m)	547
60		Esprit Holdings Ltd. (m)	427
145		Hang Lung Properties Ltd. (m)	522
56		Hutchison Whampoa Ltd. (m)	384
17		Jardine Strategic Holdings Ltd. (m)	347
67		Kingboard Chemical Holdings Ltd. (m)	356
61		Melco Crown Entertainment Ltd., ADR (a) (m)	292
434		Pacific Basin Shipping Ltd. (m)	329
30		Swire Pacific Ltd., Class A (m)	330
3		Swire Properties (a) (f) (i)	14
65		Wharf Holdings Ltd. (m)	352
97		Yue Yuen Industrial Holdings Ltd. (m)	338
			5,175
		India — 0.6%
10		ICICI Bank Ltd., ADR (m)	437
78		Yes Bank Ltd. (a) (m)	495
			932
		Indonesia — 0.4%
58		Astra International Tbk PT (m)	297
468		Bank Rakyat Indonesia (m)	458
			755
		Ireland — 0.5%
175		Governor & Co. of the Bank of Ireland (The) (a) (m)	385
18		Shire plc (m)	399
			784
		Israel — 0.3%
7		Teva Pharmaceutical Industries Ltd., ADR (m)	422
		Italy — 1.7%
26		Banca Generali S.p.A. (m)	282
15		Danieli & C Officine Meccaniche S.p.A (m)	376
71		Enel S.p.A. (m)	372
28		Indesit Co. SpA (a) (m)	374
143		Intesa Sanpaolo S.p.A. (a) (m)	470
198		Telecom Italia S.p.A., RNC (a) (m)	224
316		UniCredit S.p.A. (a) (m)	829
			2,927
		Japan — 14.2%
12		Aisin Seiki Co., Ltd. (m)	356
16		Aoyama Trading Co., Ltd. (m)	275
18		Asahi Breweries Ltd. (m)	325
42		Asahi Glass Co., Ltd. (m)	496
33		Brother Industries Ltd. (m)	404
12		Canon, Inc. (m)	549
—	(h)	Central Japan Railway Co. (m)	407
62		Chiba Bank Ltd. (The) (m)	393
16		Dentsu, Inc.	425
10		Don Quijote Co., Ltd. (m)	265
9		East Japan Railway Co. (m)	589
11		Electric Power Development Co., Ltd. (m)	333
21		Fuji Oil Co., Ltd. (m)	297
13		FUJIFILM Holdings Corp. (m)	459
78		Fukuoka Financial Group, Inc. (m)	338
58		Fukuyama Transporting Co., Ltd. (m)	303
17		Hitachi Chemical Co., Ltd. (m)	371
19		Hitachi Transport System Ltd. (m)	268
34		Honda Motor Co., Ltd. (m)	1,154
59		ITOCHU Corp. (m)	507
—	(h)	Japan Tobacco, Inc. (m)	343
12		JFE Holdings, Inc. (m)	417
41		Kansai Paint Co., Ltd. (m)	311
19		Komatsu Ltd. (m)	387
55		Kubota Corp. (m)	483
5		Kyocera Corp. (m)	452
13		Makita Corp. (m)	387
90		Marubeni Corp. (m)	531
29		Mitsubishi Corp. (m)	692
59		Mitsubishi Electric Corp. (m)	526
185		Mitsubishi UFJ Financial Group, Inc. (m)	966
40		Mitsui & Co., Ltd. (m)	594
60		Mitsui OSK Lines Ltd. (m)	449
5		Nidec Corp. (m)	513
20		Nikon Corp. (m)	452
1		Nintendo Co., Ltd. (m)	470
32		Nippon Electric Glass Co., Ltd. (m)	488
13		Nippon Telegraph & Telephone Corp. (m)	509
73		Nissan Motor Co., Ltd. (a) (m)	631
11		Nitto Denko Corp. (m)	442
61		Nomura Holdings, Inc. (m)	420
5		ORIX Corp. (m)	495
—	(h)	Rakuten, Inc. (m)	285
4		Rohm Co., Ltd. (m)	326
3		Shimamura Co., Ltd. (m)	272
3		SMC Corp. (m)	387
16		Sony Corp. (m)	541
40		Sumitomo Corp. (m)	484
34		Sumitomo Electric Industries Ltd. (m)	412
73		Sumitomo Trust & Banking Co., Ltd. (The) (m)	441
11		Suzuken Co., Ltd.	413

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   53

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)
(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Japan — Continued
10		Tokai Rika Co., Ltd. (m)	208
65		Tokyo Gas Co., Ltd. (m)	276
1		Yahoo! Japan Corp. (m)	474
			23,991
		Luxembourg — 0.5%
12		ArcelorMittal	464
10		Evraz Group S.A., GDR (a) (m)	345
			809
		Macau — 0.2%
237		Wynn Macau Ltd. (a) (m)	372
		Mexico — 0.6%
7		America Movil S.A.B. de C.V., Series L, , ADR (m)	379
126		Banco Compartamos S.A. de C.V. (m)	710
			1,089
		Netherlands — 2.7%
12		ASML Holding N.V. (m)	392
13		CSM (a) (m)	428
74		ING Groep N.V. CVA (a) (m)	650
28		Koninklijke Ahold N.V.	377
22		Koninklijke KPN N.V.	333
16		Koninklijke Philips Electronics N.V.	547
60		Royal Dutch Shell plc, Class B (m)	1,823
			4,550
		Norway — 0.5%
38		DnB NOR ASA	451
30		Telenor ASA (a) (m)	428
			879
		Russia — 0.2%
26		Magnitogorsk Iron & Steel Works, Reg. S, GDR (m)	345
		Singapore — 0.5%
39		Singapore Airlines Ltd. (m)	428
72		Wilmar International Ltd. (m)	362
			790
		South Korea — 0.8%
3		Honam Petrochemical Corp. (m)	372
4		Hyundai Motor Co. (m)	472
1		Samsung Electronics Co., Ltd. (m)	461
			1,305
		Spain — 2.3%
40		Banco Bilbao Vizcaya Argentaria S.A.	529
107		Banco Santander S.A.	1,365
48		Iberdrola S.A. (m)	382
6		Inditex S.A. (m)	391
53		Telefonica S.A. (m)	1,207
			3,874
		Sweden — 0.5%
28		Atlas Copco AB, Class A	443
14		Svenska Handelsbanken AB, Class A	389
			832
		Switzerland — 6.8%
26		ABB Ltd. (a) (m)	506
12		Compagnie Financiere Richemont S.A., Class A (m)	443
19		Credit Suisse Group AG (a) (m)	858
54		Ferrexpo plc (m)	289
29		GAM Holding Ltd. (a) (m)	357
6		Holcim Ltd. (a) (m)	442
47		Informa plc (m)	282
46		Nestle S.A.	2,237
34		Novartis AG (m)	1,724
9		Roche Holding AG (m)	1,368
—	(h)	Sika AG (m)	259
3		Sulzer AG	254
1		Swatch Group AG (The) (m)	390
13		Temenos Group AG (a) (m)	353
28		UBS AG (a) (m)	433
30		Xstrata plc (m)	497
3		Zurich Financial Services AG (m)	754
			11,446
		Taiwan — 0.2%
38		Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	398
		United Kingdom — 18.1%
26		Acergy S.A. (m)	486
21		Aggreko plc (m)	392
13		Anglo American plc (a) (m)	564
88		Ashmore Group plc (m)	355
9		AstraZeneca plc (m)	397
15		Autonomy Corp. plc (a) (m)	408
209		Barclays plc (m)	1,075
29		Bellway plc (m)	332
43		BG Group plc (m)	719
237		BP plc (m)	2,066
20		British American Tobacco plc (m)	643
57		Britvic plc (m)	415

SEE NOTES TO FINANCIAL STATEMENTS.

54   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	United Kingdom — Continued
40	Burberry Group plc (m)	413
56	Cairn Energy plc (a) (m)	340
10	Carnival plc (m)	425
82	Centrica plc (m)	370
46	Compass Group plc (m)	377
39	Cookson Group plc (a) (m)	338
57	EnQuest plc (a) (m)	86
20	Eurasian Natural Resources Corp. (m)	368
175	GKN plc (a) (m)	364
69	GlaxoSmithKline plc (m)	1,282
153	HSBC Holdings plc (m)	1,554
58	ICAP plc (m)	336
23	IMI plc (m)	252
17	Imperial Tobacco Group plc (m)	494
804	Inchcape plc (a) (m)	421
25	Intercontinental Hotels Group plc (m)	442
92	International Personal Finance plc (m)	378
70	International Power plc (m)	355
44	Investec plc (m)	348
298	ITV plc (a) (m)	306
15	Kazakhmys plc (m)	328
98	Kingfisher plc (m)	375
606	Lloyds Banking Group plc (a) (m)	606
194	Logica plc (m)	405
75	Marks & Spencer Group plc (m)	422
56	Michael Page International plc (m)	362
11	Next plc (m)	389
23	Pearson plc (m)	370
57	Petrofac Ltd. (m)	988
19	Petropavlovsk plc (m)	339
58	Prudential plc (m)	510
89	PZ Cussons plc (m)	371
26	Rio Tinto plc (m)	1,356
33	Rolls-Royce Group plc (a) (m)	293
2,996	Rolls-Royce Group plc, Class C (a) (m)	5
607	Royal Bank of Scotland Group plc (a) (m)	497
13	SABMiller plc (m)	421
106	Stagecoach Group plc (m)	318
52	Standard Chartered plc (m)	1,386
80	Tesco plc (m)	531
28	Travis Perkins plc (a) (m)	364
811	Vodafone Group plc (m)	1,798
19	Weir Group plc (The) (m)	278
76	Wm Morrison Supermarkets plc (m)	336
37	WPP plc (m)	396
		30,545
	Total Common Stocks (Cost $93,355)	123,173
Preferred Stocks — 0.8%
	Brazil — 0.4%
11	Petroleo Brasileiro S.A., ADR (m)	399
26	Suzano Papel e Celulose S.A. (m)	330
		729
	Germany — 0.4%
6	Henkel AG & Co. KGaA	318
4	Volkswagen AG	346
		664
	Total Preferred Stocks (Cost $1,034)	1,393

NUMBER OF WARRANTS
Warrant — 0.0% (g)
	Hong Kong — 0.0% (g)
17	Kingboard Chemical Holdings Ltd., expiring 10/31/12 (a) (m) (Cost $—)	5

SHARES
Short-Term Investment — 22.3%
	Investment Company — 22.3%
37,600	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $37,600)	37,600
	Total Investments — 96.0% (Cost $131,989)	162,171
	Other Assets in Excess of Liabilities — 4.0%	6,743
	NET ASSETS — 100.0%	$168,914

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   55

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)
(Amount in thousands, except numbers of contracts)

Summary of Investments by Industry, April 30, 2010

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	10.9%
Metals & Mining	5.3
Oil, Gas & Consumable Fuels	4.9
Pharmaceuticals	4.7
Capital Markets	3.1
Machinery	2.8
Chemicals	2.5
Automobiles	2.4
Food Products	2.2
Trading Companies & Distributors	2.1
Insurance	1.9
Diversified Telecommunication Services	1.7
Hotels, Restaurants & Leisure	1.7
Wireless Telecommunication Services	1.6
Industrial Conglomerates	1.6
Media	1.5
Electronic Equipment, Instruments & Components	1.4
Electrical Equipment	1.4
Semiconductors & Semiconductor Equipment	1.3
Textiles, Apparel & Luxury Goods	1.2
Specialty Retail	1.2
Food & Staples Retailing	1.2
Beverages	1.2
Energy Equipment & Services	1.2
Road & Rail	1.2
Electric Utilities	1.1
Household Durables	1.0
Consumer Finance	1.0
Short-Term Investment	23.2
Others (each less than 1.0%)	11.5

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 04/30/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
9	Hang Seng Index	05/28/10	$1,210	$(8)
104	TOPIX Index	06/10/10	10,883	(111)
42	SFE SPI 200 Index	06/17/10	4,682	(88)
341	Dow Jones Euro STOXX 50 Index	06/18/10	12,477	(545)
94	FTSE 100 Index	06/18/10	7,921	(304)
				$(1,056)

SEE NOTES TO FINANCIAL STATEMENTS.

56   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

J.P. Morgan International Equity Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS:
AS OF APRIL 30, 2010 (Unaudited)

ADR	—	American Depositary Receipt
AUD	—	Australian Dollar
CAD	—	Canadian Dollar
CHF	—	Swiss Franc
CVA	—	Dutch Certification
EAFE	—	Europe, Australasia, and Far East
EUR	—	Euro
FDR	—	Fiduciary Depositary Receipt
GBP	—	British Pound
GDR	—	Global Depositary Receipt
HKD	—	Hong Kong Dollar
JPY	—	Japanese Yen
NOK	—	Norwegian Krone
Reg. S	—	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
REIT	—	Real Estate Investment Trust
RNC	—	Risparmio Non-Convertible Savings Shares
SBI	—	Shares Beneficial Interest
SEK	—	Swedish Krona
SGD	—	Singapore Dollar
TRY	—	New Turkish Lira
ZAR	—	South African Rand

(a)	—	Non-income producing security.
(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(e)	—	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(f)	—	Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The following approximates the value and percentage of these investments based on total investments (amounts in thousands):

Fund	Value	Percentage
International Equity Index	$10	—	%(g)
Intrepid International Fund	14	—	(g)

In addition, the value and percentage, based on total investments (excluding Investments of Cash Collateral for Securities on Loan), of the investments that apply the fair valuation policy for the international investments as described in Note 2.A are as follows (amounts in thousands):

Fund	Value	Percentage
Emerging Markets Equity Fund	$672,576	63.6%
Global Focus Fund	1,875	66.3
International Equity Fund	562,094	92.0
International Equity Index Fund	768,858	94.7
International Opportunities Fund	229,446	92.6
International Value Fund	1,974,293	94.9
Intrepid International Fund	121,181	74.7

(g)	—	Amount rounds to less than 0.1%.
(h)	—	Amount rounds to less than one thousand (shares or dollars).
(i)	—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(l)	—	The rate shown is the current yield as of April 30, 2010.
(m)	—	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   57

STATEMENTS OF ASSETS AND LIABILITIES
AS OF APRIL 30, 2010 (Unaudited)
(Amounts in thousands, except per share amounts)

	Emerging Markets Equity Fund	Global Focus Fund		International Equity Fund	International Equity Index Fund
ASSETS:
Investments in non-affiliates, at value	$1,011,109	$2,830		$600,949	$799,484
Investments in affiliates, at value	46,532	—		80,294	139,222
Total investment securities, at value	1,057,641	2,830		681,243	938,706
Cash	187	—		396	294
Foreign currency, at value	6,019	8		42	2,721
Deposits at broker for futures contracts	—	—		—	1,044
Receivables:
Investment securities sold	—	164		—	159
Fund shares sold	4,919	—		9,131	739
Interest and dividends	1,410	8		2,203	2,805
Tax reclaims	—	2		628	191
Variation margin on futures contracts	—	—		—	15
Unrealized appreciation on forward foreign currency exchange contracts	—	10		—	—
Due from Advisor	—	9		—	—
Prepaid expenses and other assets	—	60		—	—
Total Assets	1,070,176	3,091		693,643	946,674

LIABILITIES:
Payables:
Due to custodian	—	20		—	—
Investment securities purchased	—	176		1,683	1,845
Collateral for securities lending program	—	—		70,001	126,671
Fund shares redeemed	1,705	—		706	539
Unrealized depreciation on forward foreign currency exchange contracts	—	10		—	—
Accrued liabilities:
Investment advisory fees	874	—		324	379
Administration fees	83	—		69	77
Shareholder servicing fees	170	—	(a)	76	7
Distribution fees	65	—	(a)	47	42
Custodian and accounting fees	113	15		59	127
Trustees’ and Chief Compliance Officer’s fees	3	—	(a)	8	8
Deferred India capital gains tax	—	—		—	9
Other	56	44		262	208
Total Liabilities	3,069	265		73,235	129,912
Net Assets	$1,067,107	$2,826		$620,408	$816,762

SEE NOTES TO FINANCIAL STATEMENTS.

58   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

	Emerging Markets Equity Fund	Global Focus Fund	International Equity Fund	International Equity Index Fund
NET ASSETS:
Paid in capital	$795,167	$3,139	$532,330	$655,059
Accumulated undistributed (distributions in excess of) net investment income	(445)	3	2,117	(223)
Accumulated net realized gains (losses)	(15,317)	(639)	(14,198)	(101,842)
Net unrealized appreciation (depreciation)	287,702	323	100,159	263,768
Total Net Assets	$1,067,107	$2,826	$620,408	$816,762

Net Assets:
Class A	$192,513	$187	$133,252	$121,556
Class B	11,005	—	5,005	7,061
Class C	32,764	184	23,307	18,874
Class R2	—	—	65	219
Class R5	—	95	181,941	—
Institutional Class	406,472	—	—	—
Select Class	424,353	2,360	276,838	669,052
Total	$1,067,107	$2,826	$620,408	$816,762

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	9,031	14	10,530	6,816
Class B	522	—	408	427
Class C	1,562	14	1,919	1,090
Class R2	—	—	5	12
Class R5	—	7	14,219	—
Institutional Class	18,637	—	—	—
Select Class	19,637	177	21,630	37,280

Net Asset Value:
Class A — Redemption price per share	$21.32	$13.34	$12.65	$17.83
Class B — Offering price per share (b)	21.10	—	12.28	16.53
Class C — Offering price per share (b)	20.97	13.31	12.15	17.32
Class R2 — Offering and redemption price per share	—	—	12.63	17.69
Class R5 — Offering and redemption price per share	—	13.34	12.80	—
Institutional Class — Offering and redemption price per share	21.81	—	—	—
Select Class — Offering and redemption price per share	21.61	13.34	12.80	17.95
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share
[net asset value per share/(100% – maximum sales charge)]	$22.50	$14.08	$13.35	$18.82

Cost of investments in non-affiliates	$723,624	$2,508	$500,795	$535,565
Cost of investments in affiliates	46,532	—	80,294	139,222
Cost of foreign currency	5,803	8	42	2,676
Value of securities on loan	—	—	66,638	120,366

(a)	Amount rounds to less than $1,000.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   59

STATEMENTS OF ASSETS AND LIABILITIES
AS OF APRIL 30, 2010 (Unaudited) (continued)
(Amounts in thousands, except per share amounts)

	International Opportunities Fund	International Value Fund	Intrepid International Fund
ASSETS:
Investments in non-affiliates, at value	$240,135	$1,992,022	$124,571
Investments in affiliates, at value	28,127	321,927	37,600
Total investment securities, at value	268,262	2,313,949	162,171
Cash	121	874	992
Foreign currency, at value	228	611	786
Deposits at broker for futures contracts	291	1,835	2,904
Receivables:
Investment securities sold	775	33,374	1,196
Fund shares sold	8,604	9,408	3,075
Interest and dividends	768	6,491	911
Tax reclaims	85	686	539
Variation margin on futures contracts	1	—	—
Unrealized appreciation on forward foreign currency exchange contracts	2,333	10,993	—
Total Assets	281,468	2,378,221	172,574

LIABILITIES:
Payables:
Investment securities purchased	6,143	63,201	1,194
Collateral for securities lending program	20,577	234,206	—
Fund shares redeemed	35	1,555	1,801
Variation margin on futures contracts	—	112	244
Unrealized depreciation on forward foreign currency exchange contracts	1,113	7,625	—
Accrued liabilities:
Investment advisory fees	123	1,024	217
Administration fees	20	165	7
Shareholder servicing fees	24	367	46
Distribution fees	4	47	8
Custodian and accounting fees	37	157	81
Trustees’ and Chief Compliance Officer’s fees	3	7	1
Other	73	191	61
Total Liabilities	28,152	308,657	3,660
Net Assets	$253,316	$2,069,564	$168,914

SEE NOTES TO FINANCIAL STATEMENTS.

60   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

	International Opportunities Fund	International Value Fund	Intrepid International Fund
NET ASSETS:
Paid in capital	$332,592	$2,283,193	$699,738
Accumulated undistributed (distributions in excess of) net investment income	503	3,658	548
Accumulated net realized gains (losses)	(101,608)	(361,648)	(560,504)
Net unrealized appreciation (depreciation)	21,829	144,361	29,132
Total Net Assets	$253,316	$2,069,564	$168,914

Net Assets:
Class A	$13,500	$147,802	$28,492
Class B	1,325	5,935	—
Class C	747	18,981	1,551
Class R2	—	292	62
Institutional Class	208,529	516,451	70,471
Select Class	29,215	1,380,103	68,338
Total	$253,316	$2,069,564	$168,914

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	1,086	11,897	1,866
Class B	107	483	—
Class C	62	1,566	101
Class R2	—	24	4
Institutional Class	16,534	40,976	4,534
Select Class	2,324	110,069	4,377

Net Asset Value:
Class A — Redemption price per share	$12.43	$12.42	$15.27
Class B — Offering price per share (a)	12.36	12.28	—
Class C — Offering price per share (a)	12.12	12.12	15.32
Class R2 — Offering and redemption price per share	—	12.30	15.16
Institutional Class — Offering and redemption price per share	12.61	12.60	15.54
Select Class — Offering and redemption price per share	12.57	12.54	15.61
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share
[net asset value per share/(100% – maximum sales charge)]	$13.12	$13.11	$16.12

Cost of investments in non-affiliates	$219,398	$1,850,111	$94,389
Cost of investments in affiliates	28,127	321,927	37,600
Cost of foreign currency	223	606	787
Value of securities on loan	19,643	224,005	—

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   61

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2010 (Unaudited)
 (Amounts in thousands)

	Emerging Markets Equity Fund	Global Focus Fund		International Equity Fund		International Equity Index Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$7,437	$24		$7,771		$11,001
Interest income from affiliates	— (a)	—		—		—	(a)
Dividend income from affiliates	15	—		6		6
Income from securities lending (net)	—	—		197		463
Foreign taxes withheld	(269)	(1)		(688)		(1,090)
Total investment income	7,183	23		7,286		10,380

EXPENSES:
Investment advisory fees	4,722	11		2,361		2,419
Administration fees	443	1		277		414
Distribution fees:
Class A	197	—	(a)	161		147
Class B	41	—		20		29
Class C	98	1		89		66
Class R2	—	—		—	(a)	—	(a)
Shareholder servicing fees:
Class A	197	—	(a)	161		147
Class B	14	—		7		10
Class C	33	—	(a)	30		22
Class R2	—	—		—	(a)	—	(a)
Class R5	—	—	(a)	40		—
Institutional Class	183	—		—		—
Select Class	478	3		341		921
Custodian and accounting fees	484	25		126		297
Interest expense to affiliates	— (a)	—		—	(a)	4
Professional fees	36	32		35		34
Trustees’ and Chief Compliance Officer’s fees	5	—	(a)	3		4
Printing and mailing costs	51	5		59		51
Registration and filing fees	64	2		45		43
Transfer agent fees	213	2		129		269
Other	10	3		6		—	(a)
Total expenses	7,269	85		3,890		4,877
Less amounts waived	(33)	(13)		(660)		(1,007)
Less earnings credits	—	—		—	(a)	—
Less expense reimbursements	—	(55)		—		—
Net expenses	7,236	17		3,230		3,870
Net investment income (loss)	(53)	6		4,056		6,510

SEE NOTES TO FINANCIAL STATEMENTS.

62   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

	Emerging Markets Equity Fund		Global Focus Fund	International Equity Fund	International Equity Index Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$14,615		$298	$(1,527)	$(14,536)
Futures	—		—	—	513
Foreign currency transactions	310		45	25	(299)
Net realized gain (loss)	14,925		343	(1,502)	(14,322)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	102,665	(b)	47	13,535	18,910 (b)
Futures	—		—	—	408
Foreign currency translations	200		(2)	(38)	176
Change in net unrealized appreciation (depreciation)	102,865		45	13,497	19,494
Net realized/unrealized gains (losses)	117,790		388	11,995	5,172
Change in net assets resulting from operations	$117,737		$394	$16,051	$11,682

(a)	Amount rounds to less than $1,000.
(b)	Net of the change of deferred India Capital Gains Tax of approximately $(149,000) and $9,000 for Emerging Markets Equity Fund and International Equity Index Fund, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   63

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2010 (Unaudited) (continued)
 (Amounts in thousands)

	International Opportunities Fund		International Value Fund	Intrepid International Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—		$—	$—	(a)
Dividend income from non-affiliates	2,673		24,008	4,672
Interest income from affiliates	—	(a)	—	—	(a)
Dividend income from affiliates	3		19	2
Income from securities lending (net)	80		767	—
Foreign taxes withheld	(216)		(2,029)	(334)
Total investment income	2,540		22,765	4,340

EXPENSES:
Investment advisory fees	686		5,494	1,738
Administration fees	107		860	192
Distribution fees:
Class A	19		177	38
Class B	7		24	—
Class C	3		70	6
Class R2	—		1	—	(a)
Shareholder servicing fees:
Class A	19		177	38
Class B	2		8	—
Class C	1		23	2
Class R2	—		— (a)	—	(a)
Institutional Class	91		204	54
Select Class	36		1,571	338
Custodian and accounting fees	70		406	127
Interest expense to affiliates	—	(a)	1	12
Professional fees	31		26	29
Trustees’ and Chief Compliance Officer’s fees	1		9	2
Printing and mailing costs	6		74	17
Registration and filing fees	30		67	29
Transfer agent fees	38		454	32
Other	11		16	5
Total expenses	1,158		9,662	2,659
Less amounts waived	(40)		(46)	(187)
Net expenses	1,118		9,616	2,472
Net investment income (loss)	1,422		13,149	1,868

SEE NOTES TO FINANCIAL STATEMENTS.

64   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

	International Opportunities Fund	International Value Fund	Intrepid International Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$573	$40,030	$54,601
Futures	(130)	3,058	(2,778)
Foreign currency transactions	797	13,258	4
Net realized gain (loss)	1,240	56,346	51,827
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	8,344	(8,908)	(31,600)
Futures	(43)	(793)	(1,056)
Foreign currency translations	597	(2,969)	(46)
Change in net unrealized appreciation (depreciation)	8,898	(12,670)	(32,702)
Net realized/unrealized gains (losses)	10,138	43,676	19,125
Change in net assets resulting from operations	$11,560	$56,825	$20,993

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   65

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
 (Amounts in thousands)

	Emerging Markets Equity Fund		Global Focus Fund
	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(53)	$3,558	$6	$20
Net realized gain (loss)	14,925	(13,795)	343	(238)
Change in net unrealized appreciation (depreciation)	102,865	216,188	45	957
Change in net assets resulting from operations	117,737	205,951	394	739

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(303)	(719)	(1)	(2)
Class B
From net investment income	—	(62)	—	—
Class C
From net investment income	—	(64)	(1)	(1)
Class R5
From net investment income	—	—	(1)	(1)
Institutional Class
From net investment income	(1,509)	(2,758)	—	—
Select Class
From net investment income	(1,116)	(4,365)	(23)	(26)
Total distributions to shareholders	(2,928)	(7,968)	(26)	(30)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	143,570	268,670	26	30

NET ASSETS:
Change in net assets	258,379	466,653	394	739
Beginning of period	808,728	342,075	2,432	1,693
End of period	$1,067,107	$808,728	$2,826	$2,432
Accumulated undistributed (distributions in excess of) net investment income	$(445)	$2,536	$3	$23

SEE NOTES TO FINANCIAL STATEMENTS.

66   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

	International Equity Fund		International Equity Index Fund
	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,056	$9,849	$6,510	$19,864
Net realized gain (loss)	(1,502)	(7,824)	(14,322)	(79,560)
Change in net unrealized appreciation (depreciation)	13,497	108,853	19,494	245,962
Change in net assets resulting from operations	16,051	110,878	11,682	186,266

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(427)	(1,589)	(1,807)	(3,656)
From net realized gains	—	(37,068)	—	(7,474)
Class B
From net investment income	(6)	(75)	(81)	(302)
From net realized gains	—	(2,278)	—	(828)
Class C
From net investment income	(29)	(324)	(200)	(375)
From net realized gains	—	(10,061)	—	(1,016)
Class R2 (a)
From net investment income	— (b)	(1)	(3)	(2)
From net realized gains	—	(22)	—	(5)
Class R5
From net investment income	(857)	(2,274)	—	—
From net realized gains	—	(37,418)	—	—
Select Class
From net investment income	(1,204)	(5,191)	(13,601)	(32,065)
From net realized gains	—	(112,931)	—	(61,778)
Total distributions to shareholders	(2,523)	(209,232)	(15,692)	(107,501)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	58,714	165,511	(86,097)	11,707

NET ASSETS:
Change in net assets	72,242	67,157	(90,107)	90,472
Beginning of period	548,166	481,009	906,869	816,397
End of period	$620,408	$548,166	$816,762	$906,869
Accumulated undistributed (distributions in excess of) net investment income	$2,117	$584	$(223)	$8,959

(a)	Commencement of offering of class of shares effective November 3, 2008.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   67

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
 (Amounts in thousands)

	International Opportunities Fund		International Value Fund
	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,422	$3,846	$13,149	$27,618
Net realized gain (loss)	1,240	(35,292)	56,346	(232,503)
Change in net unrealized appreciation (depreciation)	8,898	70,769	(12,670)	506,572
Change in net assets resulting from operations	11,560	39,323	56,825	301,687

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(365)	(138)	(3,117)	(3,125)
Class B
From net investment income	(40)	(8)	(110)	(160)
Class C
From net investment income	(16)	(3)	(341)	(387)
Class R2 (a)
From net investment income	—	—	(12)	(2)
Institutional Class
From net investment income	(4,519)	(3,282)	(9,483)	(5,546)
Select Class
From net investment income	(694)	(517)	(29,353)	(24,451)
Total distributions to shareholders	(5,634)	(3,948)	(42,416)	(33,671)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	41,654	12,802	416,077	558,187

NET ASSETS:
Change in net assets	47,580	48,177	430,486	826,203
Beginning of period	205,736	157,559	1,639,078	812,875
End of period	$253,316	$205,736	$2,069,564	$1,639,078
Accumulated undistributed (distributions in excess of) net investment income	$503	$4,715	$3,658	$32,925

(a)	Commencement of offering of class of shares effective November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

68   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

	Intrepid International Fund
	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,868	$7,958
Net realized gain (loss)	51,827	(244,500)
Change in net unrealized appreciation (depreciation)	(32,702)	307,918
Change in net assets resulting from operations	20,993	71,376

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(475)	(1,192)
Class C
From net investment income	(16)	(113)
Class R2 (a)
From net investment income	(1)	(4)
Institutional Class
From net investment income	(2,226)	(7,511)
Select Class
From net investment income	(5,283)	(32,144)
Total distributions to shareholders	(8,001)	(40,964)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(312,881)	(214,831)

NET ASSETS:
Change in net assets	(299,889)	(184,419)
Beginning of period	468,803	653,222
End of period	$168,914	$468,803
Accumulated undistributed (distributions in excess of) net investment income	$548	$6,681

(a)  Commencement of offering of class of shares effective November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   69

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
 (Amounts in thousands)

	Emerging Markets Equity Fund		Global Focus Fund
	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$75,747	$93,400	$—	$—
Dividends and distributions reinvested	289	675	1	2
Cost of shares redeemed	(23,253)	(27,906)	—	—
Redemption fees	5	7	—	—
Change in net assets from Class A capital transactions	$52,788	$66,176	$1	$2

Class B
Proceeds from shares issued	$588	$2,566	$—	$—
Dividends and distributions reinvested	—	57	—	—
Cost of shares redeemed	(1,490)	(2,328)	—	—
Redemption fees	— (a)	1	—	—
Change in net assets from Class B capital transactions	$(902)	$296	$—	$—

Class C
Proceeds from shares issued	$13,213	$13,432	$—	$—
Dividends and distributions reinvested	—	53	1	1
Cost of shares redeemed	(3,159)	(2,197)	—	—
Redemption fees	1	1	—	—
Change in net assets from Class C capital transactions	$10,055	$11,289	$1	$1

Class R5
Dividends and distributions reinvested	$—	$—	$1	$1
Change in net assets from Class R5 capital transactions	$—	$—	$1	$1

Institutional Class
Proceeds from shares issued	$61,741	$155,331	$—	$—
Dividends and distributions reinvested	956	2,059	—	—
Cost of shares redeemed	(26,933)	(18,200)	—	—
Redemption fees	11	22	—	—
Change in net assets from Institutional Class capital transactions	$35,775	$139,212	$—	$—

Select Class
Proceeds from shares issued	$96,591	$171,112	$—	$—
Dividends and distributions reinvested	914	2,583	23	26
Cost of shares redeemed	(51,662)	(122,024)	—	—
Redemption fees	11	26	—	—
Change in net assets from Select Class capital transactions	$45,854	$51,697	$23	$26

Total change in net assets from capital transactions	$143,570	$268,670	$26	$30

SEE NOTES TO FINANCIAL STATEMENTS.

70   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

	Emerging Markets Equity Fund		Global Focus Fund
	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009	Six Months Ended 4/30/2010 (Unaudited)		Year Ended 10/31/2009
SHARE TRANSACTIONS:
Class A
Issued	3,677	5,844	—		—
Reinvested	15	56	—	(a)	—	(a)
Redeemed	(1,135)	(1,969)	—		—
Change in Class A Shares	2,557	3,931	—	(a)	—	(a)
Class B
Issued	30	160	—		—
Reinvested	—	5	—		—
Redeemed	(74)	(171)	—		—
Change in Class B Shares	(44)	(6)	—		—
Class C
Issued	650	814	—		—
Reinvested	—	4	—	(a)	—	(a)
Redeemed	(159)	(152)	—		—
Change in Class C Shares	491	666	—	(a)	—	(a)
Class R5
Reinvested	—	—	—	(a)	—	(a)
Change in Class R5 Shares	—	—	—	(a)	—	(a)
Institutional Class
Issued	2,941	9,689	—		—
Reinvested	47	168	—		—
Redeemed	(1,300)	(1,298)	—		—
Change in Institutional Class Shares	1,688	8,559	—		—
Select Class
Issued	4,716	11,078	—		—
Reinvested	46	212	2		4
Redeemed	(2,504)	(8,620)	—		—
Change in Select Class Shares	2,258	2,670	2		4

(a)  Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   71

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
 (Amounts in thousands)

	International Equity Fund		International Equity Index Fund
	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$36,825	$64,416	$30,160	$35,488
Dividends and distributions reinvested	407	30,900	1,646	9,865
Cost of shares redeemed	(21,404)	(48,759)	(18,893)	(28,466)
Redemption fees	3	4	2	2
Change in net assets from Class A capital transactions	$15,831	$46,561	$12,915	$16,889

Class B
Proceeds from shares issued	$322	$1,146	$189	$917
Dividends and distributions reinvested	5	1,813	76	1,085
Cost of shares redeemed	(767)	(1,563)	(1,412)	(2,887)
Redemption fees	— (a)	— (a)	— (a)	— (a)
Change in net assets from Class B capital transactions	$(440)	$1,396	$(1,147)	$(885)

Class C
Proceeds from shares issued	$3,412	$8,929	$4,545	$6,021
Dividends and distributions reinvested	17	5,176	173	1,166
Cost of shares redeemed	(3,605)	(9,688)	(1,948)	(2,860)
Redemption fees	1	1	— (a)	— (a)
Change in net assets from Class C capital transactions	$(175)	$4,418	$2,770	$4,327

Class R2 (b)
Proceeds from shares issued	$—	$51	$35	$220
Dividends and distributions reinvested	— (a)	23	1	7
Cost of shares redeemed	—	—	(51)	(1)
Redemption fees	— (a)	— (a)	— (a)	— (a)
Change in net assets from Class R2 capital transactions	$— (a)	$74	$(15)	$226

Class R5
Proceeds from shares issued	$44,267	$45,438	$—	$—
Dividends and distributions reinvested	733	39,641	—	—
Cost of shares redeemed	(11,114)	(12,381)	—	—
Redemption fees	3	4	—	—
Change in net assets from Class R5 capital transactions	$33,889	$72,702	$—	$—

Select Class
Proceeds from shares issued	$42,022	$102,044	$85,023	$241,760
Dividends and distributions reinvested	565	75,111	680	30,857
Cost of shares redeemed	(32,983)	(136,807)	(186,338)	(281,483)
Redemption fees	5	12	15	16
Change in net assets from Select Class capital transactions	$9,609	$40,360	$(100,620)	$(8,850)

Total change in net assets from capital transactions	$58,714	$165,511	$(86,097)	$11,707

SEE NOTES TO FINANCIAL STATEMENTS.

72   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

	International Equity Fund		International Equity Index Fund
	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009
SHARE TRANSACTIONS:
Class A
Issued	2,857	6,260	1,645	2,335
Reinvested	32	3,303	91	685
Redeemed	(1,646)	(5,064)	(1,039)	(1,956)
Change in Class A Shares	1,243	4,499	697	1,064

Class B
Issued	26	115	11	67
Reinvested	— (a)	200	4	81
Redeemed	(61)	(162)	(83)	(218)
Change in Class B Shares	(35)	153	(68)	(70)

Class C
Issued	275	945	256	379
Reinvested	1	576	10	83
Redeemed	(293)	(941)	(111)	(201)
Change in Class C Shares	(17)	580	155	261

Class R2 (b)
Issued	—	3	2	13
Reinvested	— (a)	2	— (a)	— (a)
Redeemed	—	—	(3)	— (a)
Change in Class R2 Shares	— (a)	5	(1)	13

Class R5
Issued	3,421	3,936	—	—
Reinvested	56	4,191	—	—
Redeemed	(845)	(1,253)	—	—
Change in Class R5 Shares	2,632	6,874	—	—

Select Class
Issued	3,193	10,616	4,651	15,961
Reinvested	44	7,956	37	2,081
Redeemed	(2,517)	(12,747)	(10,316)	(18,752)
Change in Select Class Shares	720	5,825	(5,628)	(710)

(a)	Amount rounds to less than 1,000 (shares or dollars).
(b)	Commencement of offering of class of shares effective November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   73

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
 (Amounts in thousands)

	International Opportunities Fund		International Value Fund
	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$4,198	$6,039	$37,069	$87,967
Dividends and distributions reinvested	354	129	2,371	2,077
Cost of shares redeemed	(5,161)	(1,738)	(27,983)	(55,160)
Redemption fees	— (a)	— (a)	1	8
Change in net assets from Class A capital transactions	$(609)	$4,430	$11,458	$34,892

Class B
Proceeds from shares issued	$467	$938	$97	$647
Dividends and distributions reinvested	39	8	89	130
Cost of shares redeemed	(936)	(451)	(882)	(2,510)
Redemption fees	— (a)	— (a)	— (a)	1
Change in net assets from Class B capital transactions	$(430)	$495	$(696)	$(1,732)

Class C
Proceeds from shares issued	$323	$534	$2,509	$7,778
Dividends and distributions reinvested	13	1	186	195
Cost of shares redeemed	(235)	(89)	(2,023)	(4,869)
Redemption fees	— (a)	— (a)	— (a)	1
Change in net assets from Class C capital transactions	$101	$446	$672	$3,105

Class R2 (b)
Proceeds from shares issued	$—	$—	$239	$536
Dividends and distributions reinvested	—	—	2	2
Cost of shares redeemed	—	—	(381)	(106)
Redemption fees	—	—	— (a)	— (a)
Change in net assets from Class R2 capital transactions	$—	$—	$(140)	$432

Institutional Class
Proceeds from shares issued	$53,730	$27,508	$212,903	$212,949
Dividends and distributions reinvested	3,546	2,318	3,023	1,627
Cost of shares redeemed	(14,540)	(22,350)	(47,763)	(77,572)
Redemption fees	2	2	2	15
Change in net assets from Institutional Class capital transactions	$42,738	$7,478	$168,165	$137,019

Select Class
Proceeds from shares issued	$2,082	$4,149	$351,139	$727,606
Dividends and distributions reinvested	384	297	1,759	1,646
Cost of shares redeemed	(2,612)	(4,494)	(116,286)	(344,843)
Redemption fees	— (a)	1	6	62
Change in net assets from Select Class capital transactions	$(146)	$(47)	$236,618	$384,471

Total change in net assets from capital transactions	$41,654	$12,802	$416,077	$558,187

SEE NOTES TO FINANCIAL STATEMENTS.

74   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

	International Opportunities Fund		International Value Fund
	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009
SHARE TRANSACTIONS:
Class A
Issued	333	623	2,947	8,804
Reinvested	29	14	192	215
Redeemed	(414)	(172)	(2,212)	(5,727)
Change in Class A Shares	(52)	465	927	3,292

Class B
Issued	37	98	8	63
Reinvested	3	1	7	14
Redeemed	(76)	(45)	(71)	(262)
Change in Class B Shares	(36)	54	(56)	(185)

Class C
Issued	26	54	204	795
Reinvested	1	— (a)	15	21
Redeemed	(19)	(9)	(165)	(515)
Change in Class C Shares	8	45	54	301

Class R2 (b)
Issued	—	—	19	43
Reinvested	—	—	— (a)	— (a)
Redeemed	—	—	(30)	(8)
Change in Class R2 Shares	—	—	(11)	35

Institutional Class
Issued	4,289	2,648	16,620	21,286
Reinvested	286	242	242	167
Redeemed	(1,138)	(2,261)	(3,743)	(7,855)
Change in Institutional Class Shares	3,437	629	13,119	13,598

Select Class
Issued	164	400	27,740	69,961
Reinvested	31	31	141	170
Redeemed	(206)	(445)	(9,143)	(33,021)
Change in Select Class Shares	(11)	(14)	18,738	37,110

(a)	Amount rounds to less than 1,000 (shares or dollars).
(b)	Commencement of offering of class of shares effective November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   75

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
 (Amounts in thousands)

	Intrepid International Fund
	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$15,760	$16,644
Dividends and distributions reinvested	436	1,011
Cost of shares redeemed	(11,513)	(9,321)
Redemption fees	— (a)	— (a)
Change in net assets from Class A capital transactions	$4,683	$8,334

Class C
Proceeds from shares issued	$153	$333
Dividends and distributions reinvested	13	79
Cost of shares redeemed	(138)	(777)
Redemption fees	— (a)	— (a)
Change in net assets from Class C capital transactions	$28	$(365)

Class R2 (b)
Proceeds from shares issued	$—	$50
Dividends and distributions reinvested	1	4
Redemption fees	— (a)	— (a)
Change in net assets from Class R2 capital transactions	$1	$54

Institutional Class
Proceeds from shares issued	$11,698	$49,941
Dividends and distributions reinvested	664	71
Cost of shares redeemed	(57,355)	(56,256)
Redemption fees	— (a)	1
Change in net assets from Institutional Class capital transactions	$(44,993)	$(6,243)

Select Class
Proceeds from shares issued	$7,271	$85,691
Dividends and distributions reinvested	61	388
Cost of shares redeemed	(279,932)	(302,693)
Redemption fees	— (a)	3
Change in net assets from Select Class capital transactions	$(272,600)	$(216,611)

Total change in net assets from capital transactions	$(312,881)	$(214,831)

SEE NOTES TO FINANCIAL STATEMENTS.

76   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

	Intrepid International Fund
	Six Months Ended 4/30/2010 (Unaudited)	Year Ended 10/31/2009
SHARE TRANSACTIONS:
Class A
Issued	1,018	1,269
Reinvested	29	86
Redeemed	(749)	(751)
Change in Class A Shares	298	604

Class C
Issued	10	23
Reinvested	1	6
Redeemed	(9)	(63)
Change in Class C Shares	2	(34)

Class R2 (b)
Issued	—	4
Reinvested	— (a)	— (a)
Change in Class R2 Shares	— (a)	4

Institutional Class
Issued	761	4,125
Reinvested	43	6
Redeemed	(3,666)	(4,597)
Change in Institutional Class Shares	(2,862)	(466)

Select Class
Issued	458	6,731
Reinvested	4	32
Redeemed	(17,693)	(23,809)
Change in Select Class Shares	(17,231)	(17,046)

(a)	Amount rounds to less than 1,000 (shares or dollars).
(b)	Commencement of offering of class of shares effective November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   77

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Emerging Markets Equity Fund
Class A
Six Months Ended April 30, 2010 (Unaudited)	$18.79	$(0.02	)(e)	$2.59	$2.57	$(0.04)	$—	(f)
Year Ended October 31, 2009	12.66	0.07	(e)	6.31	6.38	(0.25)	—	(f)
Year Ended October 31, 2008	26.19	0.27		(13.78)	(13.51)	(0.02)	—	(f)
Year Ended October 31, 2007	16.42	0.02	(e)	9.80	9.82	(0.05)	—	(f)
Year Ended October 31, 2006	12.23	0.05	(e)	4.16	4.21	(0.02)	—	(f)
Year Ended October 31, 2005	9.50	(0.03)		2.82	2.79	(0.06)	—	(f)

Class B
Six Months Ended April 30, 2010 (Unaudited)	18.60	(0.08	)(e)	2.58	2.50	—	—	(f)
Year Ended October 31, 2009	12.46	—	(e)(f)	6.25	6.25	(0.11)	—	(f)
Year Ended October 31, 2008	25.89	0.16		(13.59)	(13.43)	—	—	(f)
Year Ended October 31, 2007	16.26	(0.08	)(e)	9.71	9.63	—	—	(f)
Year Ended October 31, 2006	12.14	(0.02	)(e)	4.14	4.12	—	—	(f)
Year Ended October 31, 2005	9.44	(0.08)		2.80	2.72	(0.02)	—	(f)

Class C
Six Months Ended April 30, 2010 (Unaudited)	18.49	(0.07	)(e)	2.55	2.48	—	—	(f)
Year Ended October 31, 2009	12.42	(0.01	)(e)	6.23	6.22	(0.15)	—	(f)
Year Ended October 31, 2008	25.80	0.16		(13.54)	(13.38)	—	—	(f)
Year Ended October 31, 2007	16.26	(0.08	)(e)	9.68	9.60	(0.06)	—	(f)
February 28, 2006 (g) through October 31, 2006	15.21	(0.05	)(e)	1.10	1.05	—	—	(f)

Institutional Class
Six Months Ended April 30, 2010 (Unaudited)	19.23	0.01	(e)	2.66	2.67	(0.09)	—	(f)
Year Ended October 31, 2009	12.97	0.14	(e)	6.45	6.59	(0.33)	—	(f)
Year Ended October 31, 2008	26.80	0.30		(14.04)	(13.74)	(0.09)	—	(f)
Year Ended October 31, 2007	16.79	0.11	(e)	10.01	10.12	(0.11)	—	(f)
Year Ended October 31, 2006	12.47	0.12	(e)	4.25	4.37	(0.05)	—	(f)
Year Ended October 31, 2005	9.66	0.08		2.81	2.89	(0.08)	—	(f)

Select Class
Six Months Ended April 30, 2010 (Unaudited)	19.04	—	(e)	2.63	2.63	(0.06)	—	(f)
Year Ended October 31, 2009	12.84	0.11	(e)	6.39	6.50	(0.30)	—	(f)
Year Ended October 31, 2008	26.54	0.28		(13.94)	(13.66)	(0.04)	—	(f)
Year Ended October 31, 2007	16.62	0.07	(e)	9.94	10.01	(0.09)	—	(f)
Year Ended October 31, 2006	12.36	0.09	(e)	4.21	4.30	(0.04)	—	(f)
Year Ended October 31, 2005	9.58	(0.06)		2.90	2.84	(0.06)	—	(f)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of offering of class of shares.
(h)	Amount rounds to less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

78   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$21.32	13.71%	$192,513	1.77%	(0.23)%	1.78%	10%
18.79	51.49	121,638	1.85	0.45	1.85	10
12.66	(51.62)	32,192	1.82	1.17	1.82	19
26.19	59.98	62,409	1.82	0.11	1.82	26
16.42	34.50	25,722	1.88	0.36	1.88	4
12.23	29.45	8,385	1.89	0.29	2.11	149

21.10	13.44	11,005	2.27	(0.78)	2.28	10
18.60	50.70	10,535	2.36	(0.02)	2.37	10
12.46	(51.87)	7,124	2.32	0.67	2.32	19
25.89	59.23	15,402	2.32	(0.40)	2.32	26
16.26	33.94	8,812	2.37	(0.14)	2.38	4
12.14	28.81	3,108	2.39	(0.18)	2.53	149

20.97	13.41	32,764	2.27	(0.72)	2.27	10
18.49	50.72	19,803	2.35	(0.06)	2.35	10
12.42	(51.86)	5,030	2.32	0.68	2.32	19
25.80	59.17	9,519	2.32	(0.38)	2.32	26
16.26	6.90	1,903	2.45	(0.48)	2.46	4

21.81	13.90	406,472	1.37	0.14	1.38	10
19.23	52.20	325,849	1.43	0.93	1.46	10
12.97	(51.44)	108,836	1.42	1.52	1.42	19
26.80	60.59	193,867	1.42	0.51	1.42	26
16.79	35.14	92,060	1.43	0.77	1.47	4
12.47	30.08	61,981	1.45	0.75	1.53	149

21.61	13.85	424,353	1.52	0.00 (h)	1.53	10
19.04	51.88	330,903	1.61	0.73	1.62	10
12.84	(51.53)	188,893	1.57	1.43	1.57	19
26.54	60.45	341,701	1.57	0.34	1.57	26
16.62	34.85	263,684	1.62	0.60	1.62	4
12.36	29.77	127,937	1.64	0.51	1.69	149

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   79

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain
Global Focus Fund
Class A
Six Months Ended April 30, 2010 (Unaudited)	$11.59	$0.02	$1.84	$1.86	$(0.11)	$—
Year Ended October 31, 2009	8.22	0.08	3.42	3.50	(0.13)	—
Year Ended October 31, 2008	16.56	0.12	(8.07)	(7.95)	(0.02)	(0.37)
March 30, 2007 (e) through October 31, 2007	15.00	0.07	1.49	1.56	—	—

Class C
Six Months Ended April 30, 2010 (Unaudited)	11.55	(0.01)	1.83	1.82	(0.06)	—
Year Ended October 31, 2009	8.17	0.04	3.41	3.45	(0.07)	—
Year Ended October 31, 2008	16.51	0.06	(8.03)	(7.97)	—	(0.37)
March 30, 2007 (e) through October 31, 2007	15.00	0.03	1.48	1.51	—	—

Class R5
Six Months Ended April 30, 2010 (Unaudited)	11.61	0.05	1.83	1.88	(0.15)	—
Year Ended October 31, 2009	8.25	0.12	3.42	3.54	(0.18)	—
Year Ended October 31, 2008	16.60	0.18	(8.08)	(7.90)	(0.08)	(0.37)
March 30, 2007 (e) through October 31, 2007	15.00	0.11	1.49	1.60	—	—

Select Class
Six Months Ended April 30, 2010 (Unaudited)	11.60	0.04	1.83	1.87	(0.13)	—
Year Ended October 31, 2009	8.24	0.10	3.41	3.51	(0.15)	—
Year Ended October 31, 2008	16.58	0.16	(8.08)	(7.92)	(0.05)	(0.37)
March 30, 2007 (e) through October 31, 2007	15.00	0.10	1.48	1.58	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

80   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

		Ratios/Supplemental data
				Ratios to average net assets (a)
Total distributions	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$(0.11)	$13.34	16.08%	$187	1.45%	0.31%	6.52%	61%
(0.13)	11.59	43.34	161	1.45	0.87	10.11	119
(0.39)	8.22	(49.02)	112	1.45	0.97	6.94	264
—	16.56	10.40	221	1.45	0.80	11.93	135

(0.06)	13.31	15.77	184	1.95	(0.19)	7.02	61
(0.07)	11.55	42.63	159	1.95	0.37	10.61	119
(0.37)	8.17	(49.26)	112	1.95	0.47	7.44	264
—	16.51	10.07	220	1.95	0.30	12.43	135

(0.15)	13.34	16.30	95	1.00	0.76	6.07	61
(0.18)	11.61	44.06	82	1.00	1.32	9.65	119
(0.45)	8.25	(48.79)	57	1.00	1.42	6.48	264
—	16.60	10.67	111	1.00	1.25	11.48	135

(0.13)	13.34	16.21	2,360	1.20	0.56	6.27	61
(0.15)	11.60	43.67	2,030	1.20	1.12	9.86	119
(0.42)	8.24	(48.86)	1,412	1.20	1.22	6.69	264
—	16.58	10.53	2,764	1.20	1.05	11.68	135

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   81

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
International Equity Fund
Class A
Six Months Ended April 30, 2010 (Unaudited)	$12.33	$0.07	(e)	$0.29		$0.36	$(0.04)	$—	$(0.04)
Year Ended October 31, 2009	18.28	0.20	(e)(g)	1.98	(g)	2.18	(0.20)	(7.93)	(8.13)
Year Ended October 31, 2008	42.57	0.67	(e)	(15.42)		(14.75)	(0.79)	(8.75)	(9.54)
Year Ended October 31, 2007	37.52	0.47	(e)	6.72		7.19	(0.52)	(1.62)	(2.14)
Year Ended October 31, 2006	30.82	0.38	(e)	7.29		7.67	(0.44)	(0.53)	(0.97)
Year Ended October 31, 2005	27.09	0.37		3.73		4.10	(0.37)	—	(0.37)
Class B
Six Months Ended April 30, 2010 (Unaudited)	11.97	0.04	(e)	0.28		0.32	(0.01)	—	(0.01)
Year Ended October 31, 2009	18.01	0.14	(e)(g)	1.92	(g)	2.06	(0.17)	(7.93)	(8.10)
Year Ended October 31, 2008	42.13	0.50	(e)	(15.21)		(14.71)	(0.66)	(8.75)	(9.41)
Year Ended October 31, 2007	37.26	0.25	(e)	6.65		6.90	(0.41)	(1.62)	(2.03)
Year Ended October 31, 2006	30.65	0.17	(e)	7.25		7.42	(0.28)	(0.53)	(0.81)
Year Ended October 31, 2005	26.97	0.21		3.70		3.91	(0.23)	—	(0.23)
Class C
Six Months Ended April 30, 2010 (Unaudited)	11.85	0.04	(e)	0.28		0.32	(0.02)	—	(0.02)
Year Ended October 31, 2009	17.92	0.14	(e)(g)	1.89	(g)	2.03	(0.17)	(7.93)	(8.10)
Year Ended October 31, 2008	41.95	0.50	(e)	(15.12)		(14.62)	(0.66)	(8.75)	(9.41)
Year Ended October 31, 2007	37.11	0.25	(e)	6.63		6.88	(0.42)	(1.62)	(2.04)
Year Ended October 31, 2006	30.57	0.20	(e)	7.19		7.39	(0.32)	(0.53)	(0.85)
Year Ended October 31, 2005	26.91	0.20		3.69		3.89	(0.23)	—	(0.23)
Class R2
Six Months Ended April 30, 2010 (Unaudited)	12.31	0.06	(e)	0.29		0.35	(0.03)	—	(0.03)
November 3, 2008 (k) through October 31, 2009	18.29	0.18	(e)(g)	1.96	(g)	2.14	(0.19)	(7.93)	(8.12)
Class R5
Six Months Ended April 30, 2010 (Unaudited)	12.47	0.11	(e)	0.29		0.40	(0.07)	—	(0.07)
Year Ended October 31, 2009	18.38	0.25	(e)(g)	2.01	(g)	2.26	(0.24)	(7.93)	(8.17)
Year Ended October 31, 2008	42.72	0.80	(e)	(15.49)		(14.69)	(0.90)	(8.75)	(9.65)
Year Ended October 31, 2007	37.63	0.66	(e)	6.72		7.38	(0.67)	(1.62)	(2.29)
May 15, 2006 (k) through October 31, 2006	37.07	0.14	(e)	0.82		0.96	(0.40)	—	(0.40)
Select Class
Six Months Ended April 30, 2010 (Unaudited)	12.47	0.09	(e)	0.30		0.39	(0.06)	—	(0.06)
Year Ended October 31, 2009	18.38	0.24	(e)(g)	2.00	(g)	2.24	(0.22)	(7.93)	(8.15)
Year Ended October 31, 2008	42.72	0.65	(e)	(15.41)		(14.76)	(0.83)	(8.75)	(9.58)
Year Ended October 31, 2007	37.63	0.56	(e)	6.74		7.30	(0.59)	(1.62)	(2.21)
Year Ended October 31, 2006	30.90	0.51	(e)	7.27		7.78	(0.52)	(0.53)	(1.05)
Year Ended October 31, 2005	27.14	0.45		3.75		4.20	(0.44)	—	(0.44)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $1.88, $1.95 and $2.00 and the total return would have been 26.65%, 26.85% and 27.82% for Class C, Class R2 and Class R5, respectively. The impact on net investment income (loss) per share and the net investment income (loss) ratio was less than $0.01 and 0.01%, respectively, for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares. The impact on net realized and unrealized gains (losses) on investments per share and the total return was less than $0.01 and 0.01%, respectively, for Class A, Class B and Select Class Shares.
(h)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.
(i)	Includes interest expense of 0.04%
(j)	Includes interest expense of 0.01%.
(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

82   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

		Ratios/Supplemental data
					Ratios to average net assets (a)
Redemption fees	Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$—(f)	$12.65	2.94%		$133,252	1.30%		1.15%		1.53%	6%
—(f)	12.33	27.39	(g)	114,557	1.31		1.90	(g)	1.62	14
—(f)	18.28	(43.95	)(h)	87,531	1.35	(i)	2.33		1.64	13
—(f)	42.57	19.93		181,682	1.32	(j)	1.20		1.51	14
—(f)	37.52	25.32		140,985	1.31		1.08		1.49	22
—(f)	30.82	15.16		128,392	1.35		1.33		1.55	22

—(f)	12.28	2.71		5,005	1.85		0.57		2.03	6
—(f)	11.97	26.72	(g)	5,303	1.87		1.44	(g)	2.12	14
—(f)	18.01	(44.27	)(h)	5,225	1.91		1.74		2.14	13
—(f)	42.13	19.25		13,236	1.87		0.64		2.00	14
—(f)	37.26	24.57		11,734	1.92		0.50		1.99	22
—(f)	30.65	14.50		12,463	1.97		1.06		1.99	22

—(f)	12.15	2.66		23,307	1.85		0.59		2.03	6
—(f)	11.85	26.76	(g)	22,934	1.87		1.46	(g)	2.12	14
—(f)	17.92	(44.24	)(h)	24,300	1.91		1.74		2.14	13
—(f)	41.95	19.25		61,023	1.87		0.65		2.01	14
—(f)	37.11	24.57		46,106	1.91		0.57		1.99	22
—(f)	30.57	14.49		25,279	1.98		0.68		2.05	22

—(f)	12.63	2.81		65	1.55		0.89		1.78	6
—(f)	12.31	26.95	(g)	64	1.56		1.76	(g)	1.85	14

—(f)	12.80	3.20		181,941	0.85		1.64		1.08	6
—(f)	12.47	27.92	(g)	144,494	0.86		2.39	(g)	1.16	14
—(f)	18.38	(43.70	)(h)	86,640	0.90	(i)	2.86		1.19	13
—(f)	42.72	20.45		76,309	0.87	(j)	1.67		1.06	14
—(f)	37.63	2.67		30,533	0.86		0.82		1.07	22

—(f)	12.80	3.10		276,838	1.05		1.40		1.28	6
—(f)	12.47	27.73	(g)	260,814	1.06		2.28	(g)	1.37	14
—(f)	18.38	(43.82	)(h)	277,313	1.10	(i)	2.10		1.37	13
—(f)	42.72	20.21		3,202,097	1.07	(j)	1.42		1.25	14
—(f)	37.63	25.66		4,098,105	1.06		1.46		1.24	22
—(f)	30.90	15.50		2,520,087	1.07		1.66		1.28	22

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   83

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
International Equity Index Fund
Class A
Six Months Ended April 30, 2010 (Unaudited)	$17.89	$0.12	(e)	$0.11		$0.23	$(0.29)	$—	$(0.29)
Year Ended October 31, 2009	16.27	0.36	(e)(g)	3.52	(g)	3.88	(0.70)	(1.56)	(2.26)
Year Ended October 31, 2008	33.43	0.78		(15.70)		(14.92)	(0.58)	(1.66)	(2.24)
Year Ended October 31, 2007	26.63	0.50	(e)	7.00		7.50	(0.54)	(0.16)	(0.70)
July 1, 2006 through October 31, 2006 (i)	24.55	0.06		2.02		2.08	—	—	—
Year Ended June 30, 2006	19.57	0.43	(e)	4.90		5.33	(0.35)	—	(0.35)
Year Ended June 30, 2005	17.46	0.29		2.12		2.41	(0.30)	—	(0.30)

Class B
Six Months Ended April 30, 2010 (Unaudited)	16.54	0.05	(e)	0.11		0.16	(0.17)	—	(0.17)
Year Ended October 31, 2009	15.13	0.24	(e)(g)	3.25	(g)	3.49	(0.52)	(1.56)	(2.08)
Year Ended October 31, 2008	31.25	0.55		(14.64)		(14.09)	(0.37)	(1.66)	(2.03)
Year Ended October 31, 2007	24.93	0.29	(e)	6.55		6.84	(0.36)	(0.16)	(0.52)
July 1, 2006 through October 31, 2006 (i)	23.04	0.02		1.87		1.89	—	—	—
Year Ended June 30, 2006	18.42	0.25	(e)	4.62		4.87	(0.25)	—	(0.25)
Year Ended June 30, 2005	16.47	0.16		1.97		2.13	(0.18)	—	(0.18)

Class C
Six Months Ended April 30, 2010 (Unaudited)	17.35	0.06	(e)	0.11		0.17	(0.20)	—	(0.20)
Year Ended October 31, 2009	15.78	0.24	(e)(g)	3.41	(g)	3.65	(0.52)	(1.56)	(2.08)
Year Ended October 31, 2008	32.52	0.57		(15.24)		(14.67)	(0.41)	(1.66)	(2.07)
Year Ended October 31, 2007	25.94	0.30	(e)	6.81		7.11	(0.37)	(0.16)	(0.53)
July 1, 2006 through October 31, 2006 (i)	23.97	0.01		1.96		1.97	—	—	—
Year Ended June 30, 2006	19.12	0.24	(e)	4.81		5.05	(0.20)	—	(0.20)
Year Ended June 30, 2005	17.05	0.19		2.02		2.21	(0.14)	—	(0.14)

Class R2
Six Months Ended April 30, 2010 (Unaudited)	17.76	0.10	(e)	0.11		0.21	(0.28)	—	(0.28)
November 3, 2008 (k) through October 31, 2009	16.32	0.27	(e)(g)	3.48	(g)	3.75	(0.75)	(1.56)	(2.31)

Select Class
Six Months Ended April 30, 2010 (Unaudited)	18.01	0.14	(e)	0.13		0.27	(0.33)	—	(0.33)
Year Ended October 31, 2009	16.39	0.42	(e)(g)	3.51	(g)	3.93	(0.75)	(1.56)	(2.31)
Year Ended October 31, 2008	33.65	0.80		(15.75)		(14.95)	(0.65)	(1.66)	(2.31)
Year Ended October 31, 2007	26.79	0.59	(e)	7.02		7.61	(0.59)	(0.16)	(0.75)
July 1, 2006 through October 31, 2006 (i)	24.67	0.10		2.02		2.12	—	—	—
Year Ended June 30, 2006	19.65	0.46	(e)	4.95		5.41	(0.39)	—	(0.39)
Year Ended June 30, 2005	17.53	0.36		2.11		2.47	(0.35)	—	(0.35)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $3.48, $3.22, $3.38, $3.45 and $3.48 and the total return would have been 27.45%, 26.55%, 26.52%, 26.75% and 27.81% for Class A, Class B, Class C, Class R2 and Select Class Shares, respectively. The impact on net investment income (loss) per share and the net investment income (loss) ratio was less than $0.01 and 0.01%, respectively, for Class A, Class B, Class C, Class R2 and Select Class Shares.
(h)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.
(i)	The Fund changed its fiscal year end from June 30 to October 31.
(j)	Amount rounds to less than 1%.
(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

84   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

		Ratios/Supplemental data
					Ratios to average net assets (a)
Redemption fees	Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$—(f)	$17.83	1.27%		$121,556	1.07%	1.38%		1.30%	37%
—(f)	17.89	27.74	(g)	109,441	1.07	2.40	(g)	1.37	37
—(f)	16.27	(47.49	)(h)	82,272	1.07	2.97		1.27	18
—(f)	33.43	28.72		139,828	1.07	1.72		1.28	15
—	26.63	8.47		91,809	1.07	0.86		1.28	—	(j)
—(f)	24.55	27.41		82,186	1.07	1.87		1.29	12
—(f)	19.57	13.79		48,993	1.07	1.75		1.22	14

—(f)	16.53	0.97		7,061	1.79	0.58		1.80	37
—(f)	16.54	26.78	(g)	8,179	1.80	1.72	(g)	1.87	37
—(f)	15.13	(47.88	)(h)	8,547	1.77	2.18		1.77	18
—(f)	31.25	27.87		21,693	1.77	1.03		1.77	15
—	24.93	8.20		20,192	1.77	0.16		1.78	—	(j)
—	23.04	26.54		20,317	1.78	1.17		1.79	12
—	18.42	12.88		12,436	1.81	0.96		1.81	14

—(f)	17.32	0.99		18,874	1.79	0.66		1.80	37
—(f)	17.35	26.74	(g)	16,231	1.80	1.63	(g)	1.87	37
—(f)	15.78	(47.85	)(h)	10,639	1.77	2.16		1.77	18
—(f)	32.52	27.83		23,567	1.78	1.03		1.78	15
—	25.94	8.22		13,871	1.77	0.16		1.78	—	(j)
—(f)	23.97	26.48		12,718	1.78	1.08		1.79	12
—(f)	19.12	12.97		9,127	1.81	0.88		1.81	14

—(f)	17.69	1.19		219	1.32	1.14		1.55	37
—(f)	17.76	26.96	(g)	234	1.32	1.77	(g)	1.62	37

—(f)	17.95	1.47		669,052	0.82	1.52		1.05	37
—(f)	18.01	28.02	(g)	772,784	0.82	2.76	(g)	1.12	37
—(f)	16.39	(47.35	)(h)	714,939	0.82	3.09		1.02	18
—(f)	33.65	29.02		1,584,921	0.82	1.97		1.03	15
—	26.79	8.59		1,243,966	0.82	1.12		1.03	—	(j)
—(f)	24.67	27.74		1,170,044	0.82	1.99		1.04	12
—(f)	19.65	14.04		877,944	0.81	1.91		0.90	14

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   85

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Redemption fees
International Opportunities Fund
Class A
Six Months Ended April 30, 2010 (Unaudited)	$12.10	$0.05	(e)	$0.57		$0.62	$(0.29)	$—	(f)
Year Ended October 31, 2009	9.95	0.19	(e)(g)	2.16	(g)	2.35	(0.20)	—	(f)
Year Ended October 31, 2008	18.40	0.30	(e)	(8.48)		(8.18)	(0.27)	—	(f)
Year Ended October 31, 2007	15.00	0.26	(e)	3.31		3.57	(0.17)	—	(f)
Year Ended October 31, 2006	11.62	0.15	(e)	3.40		3.55	(0.17)	—	(f)
Year Ended October 31, 2005	10.17	(0.07)		1.67		1.60	(0.15)	—	(f)

Class B
Six Months Ended April 30, 2010 (Unaudited)	12.03	0.01	(e)	0.57		0.58	(0.25)	—	(f)
Year Ended October 31, 2009	9.83	0.14	(e)(g)	2.16	(g)	2.30	(0.10)	—	(f)
Year Ended October 31, 2008	18.20	0.23	(e)	(8.39)		(8.16)	(0.21)	—	(f)
Year Ended October 31, 2007	14.86	0.18	(e)	3.27		3.45	(0.11)	—	(f)
Year Ended October 31, 2006	11.53	0.09	(e)	3.36		3.45	(0.12)	—	(f)
Year Ended October 31, 2005	10.07	(0.09)		1.63		1.54	(0.08)	—	(f)

Class C
Six Months Ended April 30, 2010 (Unaudited)	11.82	0.02	(e)	0.55		0.57	(0.27)	—	(f)
Year Ended October 31, 2009	9.77	0.13	(e)(g)	2.11	(g)	2.24	(0.19)	—	(f)
Year Ended October 31, 2008	18.21	0.23	(e)	(8.35)		(8.12)	(0.32)	—	(f)
July 31, 2007 (h) through October 31, 2007	16.88	(0.03	)(e)	1.36		1.33	—	—	(f)

Institutional Class
Six Months Ended April 30, 2010 (Unaudited)	12.29	0.08	(e)	0.57		0.65	(0.33)	—	(f)
Year Ended October 31, 2009	10.13	0.25	(e)(g)	2.18	(g)	2.43	(0.27)	—	(f)
Year Ended October 31, 2008	18.72	0.38	(e)	(8.62)		(8.24)	(0.35)	—	(f)
Year Ended October 31, 2007	15.25	0.34	(e)	3.37		3.71	(0.24)	—	(f)
Year Ended October 31, 2006	11.82	0.19	(e)	3.48		3.67	(0.24)	—	(f)
Year Ended October 31, 2005	10.36	0.15		1.56		1.71	(0.25)	—	(f)

Select Class
Six Months Ended April 30, 2010 (Unaudited)	12.24	0.07	(e)	0.57		0.64	(0.31)	—	(f)
Year Ended October 31, 2009	10.07	0.22	(e)(g)	2.18	(g)	2.40	(0.23)	—	(f)
Year Ended October 31, 2008	18.60	0.34	(e)	(8.56)		(8.22)	(0.31)	—	(f)
Year Ended October 31, 2007	15.16	0.30	(e)	3.34		3.64	(0.20)	—	(f)
Year Ended October 31, 2006	11.75	0.17	(e)	3.46		3.63	(0.22)	—	(f)
Year Ended October 31, 2005	10.31	0.17		1.50		1.67	(0.23)	—	(f)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

(g)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $2.15, $2.14, $2.10, $2.17 and $2.17, the total return would have been 24.07%, 23.41%, 23.40%, 24.60% and 24.31% and the net investment income (loss) per share would have been 1.83%, 1.33%, 1.19%, 1.19%, 2.40% and 2.11% for Class A, Class B, Class C, Institutional Class and Select Class Shares, respectively. The net investment income (loss) per share would have been $0.12 for Class C Shares. The impact on net investment income (loss) per share was less than $0.01 for Class A, Class B, Institutional Class and Select Class Shares.

(h)	Commencement of offering of class of shares.

(i)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

86   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$12.43	5.15%	$13,500	1.35%		0.75%		1.36%	31%
12.10	24.17 (g)	13,773	1.41		1.84	(g)	1.42	85
9.95	(45.06)	6,700	1.39		1.99		1.39	70
18.40	23.98	13,255	1.39		1.58		1.40	92
15.00	30.88	11,261	1.42		1.12		1.56	92
11.62	15.89	7,852	1.59		0.85		1.64	58

12.36	4.82	1,325	1.85		0.18		1.86	31
12.03	23.62 (g)	1,716	1.91		1.34	(g)	1.92	85
9.83	(45.31)	879	1.89		1.48		1.89	70
18.20	23.30	2,023	1.89		1.06		1.90	92
14.86	30.17	1,396	1.92		0.65		2.06	92
11.53	15.40	980	2.07		0.45		2.11	58

12.12	4.82	747	1.85		0.29		1.86	31
11.82	23.50 (g)	636	1.91		1.20	(g)	1.92	85
9.77	(45.31)	87	1.89		1.58		1.89	70
18.21	7.88	77	1.90		(0.69)		1.94	92

12.61	5.35	208,529	0.91		1.32		0.96	31
12.29	24.70 (g)	161,023	0.92		2.41	(g)	1.02	85
10.13	(44.77)	126,248	0.92		2.48		0.98	70
18.72	24.58	154,596	0.93	(i)	1.99		1.00	92
15.25	31.48	77,502	0.92		1.33		1.15	92
11.82	16.76	57,924	0.92		1.44		1.02	58

12.57	5.24	29,215	1.10		1.10		1.11	31
12.24	24.41 (g)	28,588	1.16		2.12	(g)	1.17	85
10.07	(44.87)	23,645	1.14		2.20		1.14	70
18.60	24.22	63,875	1.14		1.78		1.15	92
15.16	31.25	55,237	1.17		1.24		1.30	92
11.75	16.37	74,050	1.16		1.69		1.17	58

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   87

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
International Value Fund
Class A
Six Months Ended April 30, 2010 (Unaudited)	$12.27	$0.07	(e)	$0.36	$0.43	$(0.28)	$—	$(0.28)
Year Ended October 31, 2009	10.32	0.23	(e)	2.06	2.29	(0.34)	—	(0.34)
Year Ended October 31, 2008	20.84	0.41	(e)	(9.73)	(9.32)	(0.22)	(0.98)	(1.20)
Year Ended October 31, 2007	16.65	0.29	(e)	4.10	4.39	(0.20)	—	(0.20)
Year Ended October 31, 2006	12.59	0.41	(e)	3.81	4.22	(0.16)	—	(0.16)
Year Ended October 31, 2005	10.59	0.21	(e)	2.10	2.31	(0.31)	—	(0.31)

Class B
Six Months Ended April 30, 2010 (Unaudited)	12.10	0.04	(e)	0.35	0.39	(0.21)	—	(0.21)
Year Ended October 31, 2009	10.12	0.18	(e)	2.03	2.21	(0.23)	—	(0.23)
Year Ended October 31, 2008	20.46	0.32	(e)	(9.56)	(9.24)	(0.12)	(0.98)	(1.10)
Year Ended October 31, 2007	16.37	0.19	(e)	4.03	4.22	(0.13)	—	(0.13)
Year Ended October 31, 2006	12.40	0.34	(e)	3.75	4.09	(0.12)	—	(0.12)
Year Ended October 31, 2005	10.41	0.14	(e)	2.09	2.23	(0.24)	—	(0.24)

Class C
Six Months Ended April 30, 2010 (Unaudited)	11.96	0.04	(e)	0.35	0.39	(0.23)	—	(0.23)
Year Ended October 31, 2009	10.04	0.18	(e)	2.02	2.20	(0.28)	—	(0.28)
Year Ended October 31, 2008	20.36	0.33	(e)	(9.51)	(9.18)	(0.16)	(0.98)	(1.14)
Year Ended October 31, 2007	16.37	0.20	(e)	4.01	4.21	(0.22)	—	(0.22)
July 11, 2006 (g) through October 31, 2006	15.06	—	(e)(f)	1.31	1.31	—	—	—

Class R2
Six Months Ended April 30, 2010 (Unaudited)	12.19	0.06	(e)	0.35	0.41	(0.30)	—	(0.30)
November 3, 2008 (g) through October 31, 2009	10.33	0.09	(e)	2.15	2.24	(0.38)	—	(0.38)

Institutional Class
Six Months Ended April 30, 2010 (Unaudited)	12.47	0.10	(e)	0.35	0.45	(0.32)	—	(0.32)
Year Ended October 31, 2009	10.47	0.28	(e)	2.10	2.38	(0.38)	—	(0.38)
Year Ended October 31, 2008	21.11	0.50	(e)	(9.89)	(9.39)	(0.27)	(0.98)	(1.25)
Year Ended October 31, 2007	16.83	0.34	(e)	4.17	4.51	(0.23)	—	(0.23)
Year Ended October 31, 2006	12.70	0.42	(e)	3.91	4.33	(0.20)	—	(0.20)
Year Ended October 31, 2005	10.64	0.23	(e)	2.15	2.38	(0.32)	—	(0.32)

Select Class
Six Months Ended April 30, 2010 (Unaudited)	12.40	0.09	(e)	0.36	0.45	(0.31)	—	(0.31)
Year Ended October 31, 2009	10.42	0.25	(e)	2.10	2.35	(0.37)	—	(0.37)
Year Ended October 31, 2008	21.01	0.47	(e)	(9.84)	(9.37)	(0.24)	(0.98)	(1.22)
Year Ended October 31, 2007	16.76	0.32	(e)	4.15	4.47	(0.22)	—	(0.22)
Year Ended October 31, 2006	12.65	0.40	(e)	3.89	4.29	(0.18)	—	(0.18)
Year Ended October 31, 2005	10.59	0.22	(e)	2.12	2.34	(0.28)	—	(0.28)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

88   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

		Ratios/Supplemental data
				Ratios to average net assets (a)
Redemption fees	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$—(f)	$12.42	3.52%	$147,802	1.30%	1.14%	1.31%	38%
—(f)	12.27	23.08	134,648	1.36	2.20	1.36	98
—(f)	10.32	(47.12)	79,202	1.32	2.59	1.32	86
—(f)	20.84	26.60	106,228	1.34	1.55	1.34	92
—(f)	16.65	33.85	23,013	1.39	2.65	1.39	80
—(f)	12.59	22.18	2,891	1.44	1.74	1.82	76

—(f)	12.28	3.25	5,935	1.80	0.62	1.81	38
—(f)	12.10	22.50	6,517	1.86	1.80	1.86	98
—(f)	10.12	(47.40)	7,321	1.82	2.03	1.82	86
—(f)	20.46	25.96	14,604	1.84	1.04	1.84	92
—(f)	16.37	33.20	7,790	1.89	2.27	1.90	80
—(f)	12.40	21.69	1,314	1.94	1.21	2.60	76

—(f)	12.12	3.23	18,981	1.80	0.64	1.81	38
—(f)	11.96	22.60	18,081	1.86	1.77	1.86	98
—(f)	10.04	(47.43)	12,159	1.82	2.12	1.82	86
—(f)	20.36	25.96	17,193	1.84	1.09	1.84	92
—(f)	16.37	8.70	1,691	1.92	0.03	1.93	80

—(f)	12.30	3.36	292	1.55	0.95	1.56	38
—(f)	12.19	22.73	423	1.60	0.76	1.60	98

—(f)	12.60	3.65	516,451	0.90	1.65	0.91	38
—(f)	12.47	23.75	347,238	0.95	2.60	0.96	98
—(f)	10.47	(46.94)	149,326	0.92	3.09	0.92	86
—(f)	21.11	27.10	201,062	0.94	1.80	0.94	92
—(f)	16.83	34.47	51,749	0.94	2.82	1.01	80
—(f)	12.70	22.82	34,624	0.95	2.00	1.16	76

—(f)	12.54	3.62	1,380,103	1.05	1.41	1.06	38
—(f)	12.40	23.51	1,132,171	1.11	2.42	1.11	98
—(f)	10.42	(47.00)	564,867	1.07	2.91	1.07	86
—(f)	21.01	26.91	732,412	1.09	1.68	1.09	92
—(f)	16.76	34.22	259,906	1.14	2.63	1.14	80
—(f)	12.65	22.47	52,274	1.22	1.86	1.31	76

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   89

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid International Fund
Class A
Six Months Ended April 30, 2010 (Unaudited)	$14.99	$0.05	(e)	$0.48	$0.53	$(0.25)	$—	$(0.25)
Year Ended October 31, 2009	13.51	0.19	(e)	2.40	2.59	(1.11)	—	(1.11)
Year Ended October 31, 2008	27.57	0.49	(e)	(13.93)	(13.44)	(0.23)	(0.39)	(0.62)
Year Ended October 31, 2007	21.77	0.21	(e)	5.72	5.93	(0.13)	—	(0.13)
Year Ended October 31, 2006	17.24	0.24	(e)	4.46	4.70	(0.17)	—	(0.17)
Year Ended October 31, 2005	15.02	(0.27)		2.70	2.43	(0.21)	—	(0.21)

Class C
Six Months Ended April 30, 2010 (Unaudited)	14.99	0.02	(e)	0.47	0.49	(0.16)	—	(0.16)
Year Ended October 31, 2009	13.37	0.13	(e)	2.41	2.54	(0.92)	—	(0.92)
Year Ended October 31, 2008	27.33	0.38	(e)	(13.80)	(13.42)	(0.15)	(0.39)	(0.54)
Year Ended October 31, 2007	21.70	0.10	(e)	5.67	5.77	(0.14)	—	(0.14)
February 28, 2006 (h) through October 31, 2006	19.66	0.10	(e)	1.94	2.04	—	—	—

Class R2
Six Months Ended April 30, 2010 (Unaudited)	14.86	0.03	(e)	0.47	0.50	(0.20)	—	(0.20)
November 3, 2008 (h) through October 31, 2009	13.56	0.16	(e)	2.32	2.48	(1.18)	—	(1.18)

Institutional Class
Six Months Ended April 30, 2010 (Unaudited)	15.27	0.09	(e)	0.48	0.57	(0.30)	—	(0.30)
Year Ended October 31, 2009	13.76	0.25	(e)	2.46	2.71	(1.20)	—	(1.20)
Year Ended October 31, 2008	28.05	0.60	(e)	(14.17)	(13.57)	(0.33)	(0.39)	(0.72)
Year Ended October 31, 2007	22.11	0.34	(e)	5.81	6.15	(0.21)	—	(0.21)
Year Ended October 31, 2006	17.52	0.36	(e)	4.51	4.87	(0.28)	—	(0.28)
Year Ended October 31, 2005	15.27	0.31		2.25	2.56	(0.31)	—	(0.31)

Select Class
Six Months Ended April 30, 2010 (Unaudited)	15.31	0.07	(e)	0.49	0.56	(0.26)	—	(0.26)
Year Ended October 31, 2009	13.72	0.23	(e)	2.45	2.68	(1.09)	—	(1.09)
Year Ended October 31, 2008	27.96	0.57	(e)	(14.14)	(13.57)	(0.28)	(0.39)	(0.67)
Year Ended October 31, 2007	22.08	0.28	(e)	5.79	6.07	(0.19)	—	(0.19)
February 28, 2006 (h) through October 31, 2006	19.90	0.20	(e)	1.98	2.18	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

(g)	Includes interest expense of 0.01%.

(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

90   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

		Ratios/Supplemental data
				Ratios to average net assets (a)
Redemption fees	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$—(f)	$15.27	3.58%	$28,492	1.50%		0.69%	1.57%	46%
—(f)	14.99	21.38	23,506	1.51	(g)	1.51	1.63	95
—(f)	13.51	(49.72)	13,027	1.51		2.25	1.53	126
—(f)	27.57	27.38	24,750	1.50		0.84	1.54	84
—(f)	21.77	27.46	12,886	1.50		1.17	1.64	92
—(f)	17.24	16.28	2,700	1.63		0.64	1.76	56

—(f)	15.32	3.31	1,551	2.00		0.20	2.07	46
—(f)	14.99	20.77	1,489	2.00	(g)	1.03	2.13	95
—(f)	13.37	(49.97)	1,773	2.01	(g)	1.75	2.03	126
—(f)	27.33	26.74	4,861	2.00		0.40	2.04	84
—(f)	21.70	10.38	1,508	2.00		0.76	2.12	92

—(f)	15.16	3.40	62	1.75		0.45	1.82	46
—(f)	14.86	20.61	60	1.75	(g)	1.29	1.87	95

—(f)	15.54	3.76	70,471	1.00		1.14	1.16	46
—(f)	15.27	22.05	112,905	1.01	(g)	1.90	1.22	95
—(f)	13.76	(49.49)	108,212	1.01	(g)	2.68	1.13	126
—(f)	28.05	28.04	368,217	1.00		1.37	1.14	84
—(f)	22.11	28.07	496,326	1.00		1.74	1.24	92
—(f)	17.52	16.97	103,598	1.00		1.46	1.23	56

—(f)	15.61	3.69	68,338	1.25		0.85	1.31	46
—(f)	15.31	21.65	330,843	1.25	(g)	1.81	1.38	95
—(f)	13.72	(49.58)	530,210	1.26	(g)	2.56	1.28	126
—(f)	27.96	27.69	1,966,815	1.25		1.14	1.29	84
—(f)	22.08	10.95	521,615	1.25		1.46	1.38	92

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   91

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2010 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 7 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

Fund	Class offered	Trust	Diversified/Non-Diversified
Emerging Markets Equity Fund	Class A, Class B, Class C, Institutional Class and Select Class	JPM I	Diversified
Global Focus Fund	Class A, Class C, Class R5 and Select Class	JPM I	Diversified
International Equity Fund	Class A, Class B, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
International Equity Index Fund	Class A, Class B, Class C, Class R2 and Select Class	JPM II	Diversified
International Opportunities Fund	Class A, Class B, Class C, Institutional Class and Select Class	JPM I	Diversified
International Value Fund	Class A, Class B, Class C, Class R2, Institutional Class and Select Class	JPM I	Diversified
Intrepid International Fund	Class A, Class C, Class R2, Institutional Class and Select Class	JPM I	Diversified

Prior to April 30, 2010, the Global Focus Fund was not publicly offered for investment.

Effective November 1, 2009, Class B Shares of the Emerging Markets Equity Fund, International Equity Fund, International Equity Index Fund, International Opportunities Fund and International Value Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for

92   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input by country as presented on the Schedules of Portfolio Investments (amounts in thousands):

Emerging Markets Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Argentina	$—	$8,407	$—	$8,407
Brazil	36,928	—	—	36,928
Chile	—	11,049	—	11,049
China	—	121,932	—	121,932
Egypt	—	19,774	—	19,774
Hong Kong	—	80,008	—	80,008
Hungary	—	15,991	—	15,991
India	17,372	116,481	—	133,853
Indonesia	—	32,615	—	32,615
Israel	—	8,991	—	8,991
Malaysia	—	5,248	—	5,248
Mexico	42,345	17,166	—	59,511
Russia	6,734	29,941	—	36,675
South Africa	—	91,427	—	91,427
South Korea	—	97,697	—	97,697
Taiwan	—	66,117	—	66,117
Turkey	—	30,733	—	30,733
United States	13,873	—	—	13,873
Total Common Stocks	117,252	753,577	—	870,829
Preferred Stocks
Brazil	77,519	62,761	—	140,280
Total Preferred Stocks	77,519	62,761	—	140,280
Short-Term Investment
Investment Company	46,532	—	—	46,532
Total Investments in Securities	$241,303	$816,338	$—	$1,057,641

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   93

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

Global Focus Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$58	$39	$—	$97
Austria	—	38	—	38
Belgium	—	28	—	28
Brazil	31	—	—	31
Denmark	—	11	—	11
Finland	—	35	—	35
France	—	160	—	160
Germany	—	162	—	162
Greece	—	17	—	17
Hong Kong	—	92	—	92
Indonesia	—	75	—	75
Ireland	—	31	—	31
Israel	—	29	—	29
Italy	—	36	—	36
Japan	—	288	—	288
Netherlands	—	78	—	78
Norway	—	63	—	63
South Africa	—	28	—	28
South Korea	—	44	—	44
Spain	—	25	—	25
Switzerland	42	51	—	93
Taiwan	—	51	—	51
Turkey	—	21	—	21
United Arab Emirates	—	17	—	17
United Kingdom	—	510	—	510
United States	770	—	—	770
Total Common Stocks	901	1,929	—	2,830
Total Investments in Securities	$901	$1,929	$—	$2,830
Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$10	$—	$10
Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(10)	$—	$(10)

94   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

International Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$16,336	$—	$16,336
Belgium	—	6,417	—	6,417
Brazil	7,139	5,992	—	13,131
China	—	9,009	—	9,009
France	—	81,139	—	81,139
Germany	—	47,242	—	47,242
Greece	—	1,314	—	1,314
Hong Kong	—	20,769	—	20,769
Ireland	—	439	—	439
Israel	—	6,096	—	6,096
Italy	—	9,044	—	9,044
Japan	—	99,377	—	99,377
Mexico	—	7,782	—	7,782
Netherlands	—	29,088	—	29,088
South Korea	—	6,339	—	6,339
Spain	—	19,638	—	19,638
Sweden	—	3,314	—	3,314
Switzerland	—	71,254	—	71,254
Taiwan	—	5,507	—	5,507
United Kingdom	—	144,567	—	144,567
Total Common Stocks	7,139	590,663	—	597,802
Preferred Stocks
Germany	—	3,147	—	3,147
Total Preferred Stocks	—	3,147	—	3,147
Short-Term Investment
Investment Company	10,293	—	—	10,293
Investments of Cash Collateral for Securities on Loan
Investment Company	70,001	—	—	70,001
Total Investments in Securities	$87,433	$593,810	$—	$681,243

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   95

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

International Equity Index Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$38,316	$—	$38,316
Austria	—	12,953	—	12,953
Belgium	—	15,510	—	15,510
Bermuda	—	1,346	—	1,346
Brazil	1,450	—	—	1,450
Chile	3,844	1,576	—	5,420
China	—	4,875	—	4,875
Cyprus	—	574	—	574
Denmark	—	11,784	—	11,784
Finland	—	6,861	—	6,861
France	—	77,970	—	77,970
Germany	—	99,774	—	99,774
Greece	—	6,205	—	6,205
Hong Kong	—	7,239	10	7,249
Hungary	—	6,006	—	6,006
India	—	6,058	—	6,058
Ireland	—	8,859	—	8,859
Israel	463	5,121	—	5,584
Italy	—	55,392	—	55,392
Japan	—	145,992	—	145,992
Luxembourg	—	5,308	—	5,308
Macau	—	87	—	87
Mexico	6,086	82	—	6,168
Netherlands	—	38,562	—	38,562
New Zealand	—	4,144	—	4,144
Norway	—	13,217	—	13,217
Philippines	—	6,030	—	6,030
Portugal	—	5,605	—	5,605
Singapore	—	6,151	—	6,151
South Africa	—	5,975	—	5,975
South Korea	—	6,461	—	6,461
Spain	—	42,768	—	42,768
Sweden	—	16,598	—	16,598
Switzerland	—	17,205	—	17,205
Taiwan	—	6,047	—	6,047
Thailand	590	5,651	—	6,241
Turkey	—	6,922	—	6,922
United Kingdom	10	70,225	—	70,235
United States	—	214	—	214
Total Common Stocks	12,443	769,663	10	782,116
Preferred Stocks
Brazil	4,422	—	—	4,422
Chile	—	435	—	435
Germany	—	4,745	—	4,745
Total Preferred Stocks	4,422	5,180	—	9,602
Investment Companies	7,711	—	—	7,711

Rights
Norway	—	45	—	45
Spain	—	3	—	3
Total Rights	—	48	—	48

96   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

International Equity Index Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Warrants
France	$—	$2	$—	$2
Hong Kong	—	—	—	—
Italy	—	5	—	5
Total Warrants	—	7	—	7
Short-Term Investments
Investment Company	12,551	—	—	12,551
Investments of Cash Collateral for Securities on Loan
Investment Company	126,671	—	—	126,671
Total Investments in Securities	$163,798	$774,898	$10	$938,706
Appreciation in Other Financial Instruments
Futures Contracts	$75	$—	$—	$75
Depreciation in Other Financial Instruments
Futures Contracts	$(239)	$—	$—	$(239)

International Opportunities Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$7,031	$—	$7,031
Austria	—	1,120	—	1,120
Belgium	—	2,424	—	2,424
Canada	3,587	—	—	3,587
China	—	2,998	—	2,998
Finland	—	321	—	321
France	—	27,019	—	27,019
Germany	—	10,832	—	10,832
Hong Kong	—	9,071	—	9,071
India	2,642	—	—	2,642
Indonesia	—	2,440	—	2,440
Ireland	—	4,001	—	4,001
Israel	—	1,732	—	1,732
Italy	—	7,541	—	7,541
Japan	—	48,816	—	48,816
Luxembourg	—	3,643	—	3,643
Netherlands	—	25,433	—	25,433
Singapore	—	2,212	—	2,212
South Korea	—	2,462	—	2,462
Spain	—	3,710	—	3,710
Switzerland	—	10,250	—	10,250
Taiwan	—	5,655	—	5,655
United Kingdom	—	52,183	—	52,183
Total Common Stocks	6,229	230,894	—	237,123
Preferred Stocks
Germany	—	3,012	—	3,012
Total Preferred Stocks	—	3,012	—	3,012

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   97

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

International Opportunities Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Short-Term Investment
Investment Company	$7,550	$—	$—	$7,550
Investments of Cash Collateral for Securities on Loan
Investment Company	20,577	—	—	20,577
Total Investments in Securities	$34,356	$233,906	$—	$268,262
Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$2,333	$—	$2,333
Futures Contracts	10	—	—	10
Total Appreciation in Other Financial Instruments	$10	$2,333	$—	$2,343
Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(1,113)	$—	$(1,113)
Futures Contracts	(142)	—	—	(142)
Total Depreciation in Other Financial Instruments	$(142)	$(1,113)	$—	$(1,255)

International Value Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$36,061	$—	$36,061
Belgium	—	20,218	—	20,218
Canada	17,729	—	—	17,729
China	—	18,908	—	18,908
Finland	—	2,552	—	2,552
France	—	293,098	—	293,098
Germany	—	126,906	—	126,906
Greece	—	2,595	—	2,595
Hong Kong	—	35,620	—	35,620
Indonesia	—	24,504	—	24,504
Ireland	—	14,694	—	14,694
Italy	—	50,377	—	50,377
Japan	—	430,359	—	430,359
Luxembourg	—	22,164	—	22,164
Netherlands	—	197,850	—	197,850
Norway	—	21,348	—	21,348
Singapore	—	19,113	—	19,113
South Africa	—	22,149	—	22,149
South Korea	—	25,174	—	25,174
Spain	—	62,412	—	62,412
Switzerland	—	54,300	—	54,300
Taiwan	—	21,568	—	21,568
Turkey	—	18,310	—	18,310
United Kingdom	—	429,593	—	429,593
Total Common Stocks	17,729	1,949,873	—	1,967,602
Preferred Stocks
Germany	—	24,420	—	24,420
Total Preferred Stocks	—	24,420	—	24,420

98   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

International Value Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Short-Term Investment
Investment Company	$87,721	$—	$—	$87,721
Investments of Cash Collateral for Securities on Loan
Investment Company	234,206	—	—	234,206
Total Investments in Securities	$339,656	$1,974,293	$—	$2,313,949
Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$10,993	$—	$10,993
Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(7,625)	$—	$(7,625)
Futures Contracts	(793)	—	—	(793)
Total Depreciation in Other Financial Instruments	$(793)	$(7,625)	$—	$(8,418)

Intrepid International Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$7,764	$—	$7,764
Austria	—	721	—	721
Belgium	—	1,866	—	1,866
Bermuda	—	249	—	249
China	—	1,533	—	1,533
Denmark	—	769	—	769
Finland	—	1,044	—	1,044
France	—	9,363	—	9,363
Germany	—	7,644	—	7,644
Hong Kong	—	5,161	14	5,175
India	—	932	—	932
Indonesia	—	755	—	755
Ireland	—	784	—	784
Israel	—	422	—	422
Italy	—	2,927	—	2,927
Japan	—	23,991	—	23,991
Luxembourg	—	809	—	809
Macau	—	372	—	372
Mexico	710	379	—	1,089
Netherlands	—	4,550	—	4,550
Norway	—	879	—	879
Russia	—	345	—	345
Singapore	—	790	—	790
South Korea	—	1,305	—	1,305
Spain	—	3,874	—	3,874
Sweden	—	832	—	832
Switzerland	—	11,446	—	11,446
Taiwan	—	398	—	398
United Kingdom	5	30,540	—	30,545
Total Common Stocks	715	122,444	14	123,173

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   99

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

Intrepid International Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Preferred Stocks
Brazil	330	399	—	729
Germany	—	664	—	664
Total Preferred Stocks	330	1,063	—	1,393
Warrants
Hong Kong	5	—	—	5
Short-Term Investments
Investment Companies	37,600	—	—	37,600
Total Investments in Securities	$38,650	$123,507	$14	$162,171
Depreciation in Other Financial Instruments
Futures Contracts	$(1,056)	$—	$—	$(1,056)

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

International Equity Index Fund	Balance as of 10/30/09	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Net purchases (sales)	Net transfers in (out) of Level 3	Balance as of 4/30/10
Investments in Securities
Common Stocks — Hong Kong	$—	$—	$—	$—	$—	$10	$10
Total	$—	$—	$—	$—	$—	$10	$10

Intrepid International Fund	Balance as of 10/30/09	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Net purchases (sales)	Net transfers in (out) of Level 3	Balance as of 4/30/10
Investments in Securities
Common Stocks — Hong Kong	$—	$—	$—	$—	$—	$14	$14
Total	$—	$—	$—	$—	$—	$14	$14

Transfers into, or out of, Level 3 are valued using values as of the beginning of the period.

B. Restricted and Illiquid Securities — The Funds invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the value and percentage of net assets of illiquid securities as of April 30, 2010 (amounts in thousands):

	Value	Percentage
International Equity Index Fund	$10	—	%(a)
Intrepid International Fund	14	—	(a)

(a)	Amount rounds to less than 0.1%.

100   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

C. Futures Contracts — The International Equity Index Fund, International Opportunities Fund, International Value Fund and Intrepid International Fund use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds also buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the Schedules of Portfolio Investments and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The International Equity Index Fund had activity in futures contracts during the reporting period, with an average settlement value of approximately $16,636,000 and an ending settlement value of approximately $15,423,000.

The International Opportunities Fund had activity in futures contracts during the six months ended April 30, 2010, with an average notional balance of approximately $3,853,000 and an ending notional balance of approximately $4,675,000.

The International Value Fund increased its activity in futures contracts during the period from November 1, 2009 to April 30, 2010, with an average notional balance of approximately $13,928,000 and an ending notional balance of approximately $29,275,000.

The Intrepid International Fund increased its activity in futures contracts during the period from January 1, 2010 to April 30, 2010, with an average notional balance of approximately $16,446,000 and an ending notional balance of approximately $37,173,000.

D. Forward Foreign Currency Exchange Contracts — The Global Focus Fund, International Equity Index Fund, International Opportunities Fund and International Value Fund may be exposed to foreign currency risks associated with portfolio investments and therefore use forward foreign currency exchange contracts to hedge or manage these exposures. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

The Global Focus Fund had activity in forward foreign currency exchange contracts during the six months ended April 30, 2010, with an average settlement value of approximately $1,357,000 and an ending settlement value of approximately $1,848,000.

The International Opportunities Fund increased its activity in forward foreign currency exchange contracts during the six months ended April 30, 2010, with an average settlement value of approximately $99,724,000 and an ending settlement value of approximately $139,832,000.

The International Value Fund had activity in forward foreign currency exchange contracts during the six months ended April 30, 2010, with an average settlement value of approximately $822,468,000 and an ending settlement value of approximately $1,083,188,000.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   101

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

E. Summary of Derivative Information

The following tables present the value of derivatives held as of April 30, 2010, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Global Focus Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$10
Total		$10

Liabilities:
Foreign exchange contracts	Payables	(10)
Total		$(10)

International Equity Index Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$75
Total		$75

Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(239)
Total		$(239)

International Opportunities Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$—	$2,333
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	10	—
Total		$10	$2,333

Liabilities:
Foreign exchange contracts	Payables	—	(1,113)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(142)	—
Total		$(142)	$(1,113)

102   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

International Value Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$—	$10,993
Total		$—	$10,993

Liabilities:
Foreign exchange contracts	Payables	—	(7,625)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(793)	—
Total		$(793)	$(7,625)

Intrepid International Fund

Derivative Contract	Statement of Assets and Liabilities Location
Liabilities:		Futures Contracts (a)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(1,056)
Total		$(1,056)

(a)	This amount represents the cumulative appreciation/depreciation of futures contracts as reported in the Schedules of Portfolio Investments. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Statements of Operations for the year ended April 30, 2010, by primary underlying risk exposure (amounts in thousands):

Global Focus Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$55	$55
Total	$55	$55

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$(3)	$(3)
Total	$(3)	$(3)

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   103

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

International Equity Index Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$—	$(2)	$(2)
Equity contracts	513	—	513
Total	$513	$(2)	$511

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Equity contracts	$408	$408
Total	$408	$408

International Opportunities Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$—	$732	$732
Equity contracts	(130)	—	(130)
Total	$(130)	$732	$602

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$—	$615	$615
Equity contracts	(43)	—	(43)
Total	$(43)	$615	$572

International Value Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$—	$13,565	$13,565
Equity contracts	3,058	—	3,058
Total	$3,058	$13,565	$16,623

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$—	$(2,661)	$(2,661)
Equity contracts	(793)	—	(793)
Total	$(793)	$(2,661)	$(3,454)

104   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

Intrepid International Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Equity contracts	$(2,778)	$(2,778)
Total	$(2,778)	$(2,778)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Equity contracts	$(1,056)	$(1,056)
Total	$(1,056)	$(1,056)

The Funds’ derivatives contracts held at April 30, 2010 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

F. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

G. Securities Lending — Each Fund may lend securities to brokers approved by J.P. Morgan Investment Management Inc. (the “Advisor”) in order to generate additional income. JPMorgan Chase Bank N.A. (“JPMCB”), an affiliate of the Funds, serves as lending agent for the Funds pursuant to an Amended and Restated Securities Lending Agreement effective February 9, 2010 (“Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. The International Equity Index Fund also holds approved instruments in variable and floating rate instruments and asset-backed securities that were made prior to February 9, 2010. Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

For the six months ended April 30, 2010, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands):

International Equity Fund	$17
International Equity Index Fund	40
International Opportunities Fund	8
International Value Fund	51

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities plus accrued interest and 105% of the value of loaned non-dollar-denominate securities, plus accrued interest. The Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   105

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

cash received from borrowers becomes less than 102% and 105% of the value of loaned U.S. dollar denominated and non-dollar denominated securities, respectively, subject to certain de minimis guidelines.

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of cash collateral investments are disclosed in the Schedules of Portfolio Investments. At April 30, 2010, the value of outstanding securities on loan and the value of Collateral Investments were as follows (amount in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrower	Total Value of Cash Collateral Investments
International Equity Fund	$66,638	$70,001	$70,001
International Equity Index Fund	120,366	126,671	126,671
International Opportunities Fund	19,643	20,577	20,577
International Value Fund	224,005	234,206	234,206

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments decline below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, JPMCB has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

The Advisor of the Funds waived fees associated with the Funds’ investment in JPMorgan Prime Money Market Fund as follows (amounts in thousands):

International Equity Fund	$7
International Equity Index Fund	17
International Opportunities Fund	4
International Value Fund	22

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

Under the Securities Lending Agreement, JPMCB is entitled to a fee, paid monthly in arrears equal to (i) 0.03% of the average dollar value of the loans of U.S. dollar-denominated securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-dollar-denominated securities outstanding during a given month.

The Funds incurred lending agent fees to JPMCB as follows for the six months ended April 30, 2010 (amounts in thousands):

Lending Agent Fees Incurred
International Equity Fund	$8
International Equity Index Fund	23
International Opportunities Fund	4
International Value Fund	24

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

I. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or

106   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

L. Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid at least annually, except for International Equity Fund, which are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

M. Redemption Fees — Generally, shares of the Funds held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the applicable Fund and are credited to paid in capital.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Advisor acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Emerging Markets Equity Fund	1.00%
Global Focus Fund	0.80
International Equity Fund	0.80
International Equity Index Fund	0.55
International Opportunities Fund	0.60
International Value Fund	0.60
Intrepid International Fund	0.85

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fees — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding fund of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2010, the annualized effective rate was 0.09% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Emerging Markets Equity Fund	0.25%	0.75%	0.75%	n/a
Global Focus Fund	0.25	n/a	0.75	n/a
International Equity Fund	0.25	0.75	0.75	0.50%
International Equity Index Fund	0.25	0.75	0.75	0.50
International Opportunities Fund	0.25	0.75	0.75	n/a

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   107

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

	Class A	Class B	Class C	Class R2
International Value Fund	0.25	0.75	0.75	0.50
Intrepid International Fund	0.25	n/a	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2010, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Emerging Markets Equity Fund	$90	$28
International Equity Fund	20	10
International Equity Index Fund	67	19
International Opportunities Fund	2	2
International Value Fund	27	7
Intrepid International Fund	2	—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Emerging Markets Equity Fund	0.25%	0.25%	0.25%	n/a	n/a	0.10%	0.25%
Global Focus Fund	0.25	n/a	0.25	n/a	0.05%	n/a	0.25
International Equity Fund	0.25	0.25	0.25	0.25%	0.05	n/a	0.25
International Equity Index Fund	0.25	0.25	0.25	0.25	n/a	n/a	0.25
International Opportunities Fund	0.25	0.25	0.25	n/a	n/a	0.10	0.25
International Value Fund	0.25	0.25	0.25	0.25	n/a	0.10	0.25
Intrepid International Fund	0.25	n/a	0.25	0.25	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The Funds earn interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statements of Operations.

Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Emerging Markets Equity Fund	2.00%	2.50%	2.50%	n/a	n/a	1.45%	1.75%
Global Focus Fund	1.45	n/a	1.95	n/a	1.00	n/a	1.20
International Equity Fund	1.31	2.00	2.00	1.56%	0.86%	n/a	1.06
International Equity Index Fund	1.18	1.93	1.93	1.43	n/a	n/a	0.93
International Opportunities Fund	1.42	1.92	1.92	n/a	n/a	0.92	1.17
International Value Fund	1.45	1.95	1.95	1.70	n/a	0.95	1.41
Intrepid International Fund	1.80	n/a	2.00	2.05	n/a	1.00	1.25

108   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

The contractual expense limitation agreements were in effect for the six months ended April 30, 2010. The expense limitation percentages in the table above are in place until at least February 28, 2011.

For the six months ended April 30, 2010, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Serving	Total	Contractual Reimbursements
Global Focus Fund	$11	$1	$1	$13	$55
International Equity Fund	484	—	140	624	—
International Equity Index Fund	—	—	595	595	—
International Opportunities Fund	—	—	33	33	—
Intrepid International Fund	1	117	54	172	—

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Serving	Total
International Equity Fund	$20	$—	$—	$20
International Equity Index Fund	—	1	399	400
Intrepid International Fund	—	10	—	10

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of waivers resulting from investments in the money market funds for the six months ended April 30, 2010 was as follows (excluding the reimbursement disclosed in Note 2.G. regarding cash collateral for securities lending invested in JPMorgan Prime Money Market Fund) (amounts in thousands):

Emerging Markets Equity Fund	$33
International Equity Fund	16
International Equity Index Fund	12
International Opportunities Fund	7
International Value Fund	46
Intrepid International Fund	5

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2010, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the six months ended April 30, 2010, the following Funds incurred brokerage commissions with broker/dealers affiliated with the Advisor (amounts in thousands):

Global Focus Fund	$—	(a)
International Equity Fund	2
International Opportunities Fund	—	(a)
International Value Fund	2

(a)	Amount rounds to less than $1,000.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   109

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2010, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government
Emerging Markets Equity Fund	$195,567	$93,501
Global Focus Fund	1,719	1,611
International Equity Fund	90,911	33,895
International Equity Index Fund	132,211	205,967
International Opportunities Fund	101,811	68,657
International Value Fund	1,016,385	667,474
Intrepid International Fund	171,935	538,498

During the six months ended April 30, 2010, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2010, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Markets Equity Fund	$770,156	$295,795	$8,310	$287,485
Global Focus Fund	2,508	457	135	322
International Equity Fund	581,089	152,970	52,816	100,154
International Equity Index Fund	674,787	305,669	41,750	263,919
International Opportunities Fund	247,525	28,414	7,677	20,737
International Value Fund	2,172,038	200,149	58,238	141,911
Intrepid International Fund	131,989	31,446	1,264	30,182

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2010, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

110   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Funds’ investment advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for Emerging Markets Equity Fund, International Equity Index Fund, International Value Fund and Intrepid International Fund. Additionally, Emerging Markets Equity Fund has a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Fund’s outstanding shares and Global Focus Fund has an affiliated shareholder that owns a significant portion of the Fund’s outstanding shares.

In addition, the JPMorgan SmartRetirement Funds and the J.P. Morgan Investor Funds, which are affiliated funds of funds, own, in the aggregate more than 10% of the net assets of certain of the Funds as follows:

	JPMorgan SmartRetirement Funds	J.P. Morgan Investor Funds
JPMorgan Emerging Markets Equity Fund	10.2%	n/a
JPMorgan International Equity Fund	22.5	11.8%
JPMorgan International Equity Index Fund	n/a	42.3
JPMorgan International Opportunities Fund	55.1	n/a
JPMorgan Intrepid International Fund	25.5	n/a

Significant shareholder transactions, if any, may impact the Funds’ performance.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2010, substantially all of the Funds’ net assets consisted of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of April 30, 2010, International Equity Fund and International Opportunities Fund invested 23.6% and 21.1% of their respective total investments (excluding Investments of Cash Collateral for Securities on Loan) in issuers in the United Kingdom. Global Focus Fund invested 27.2% of its total investments in issuers in the United States. International Value Fund invested 20.7% of its total investments (excluding Investments of Cash Collateral for Securities on Loan) in issuers in Japan and the United Kingdom.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”) subsequently known as JPMorgan Investment Advisors Inc. (“JPMIA”), entered into agreements with the SEC and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain of these funds and related matters. JPMIA was investment advisor to certain of the Funds until January 1, 2010. Effective January 1, 2010, JPMIA transferred its investment advisory business to JPMIM and JPMIM became investment advisor to such Funds.

In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease and desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain mutual funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five year period from September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts.

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   111

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2010 (Unaudited) (continued)

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. On May 20, 2010, the court granted preliminary approval of the settlement and ordered that notice be provided to certain designated shareholders. The settlement is subject to final court approval.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates were implemented on September 27, 2004 and remained in place through September 27, 2009. Thus, the Reduced Rates are no longer in effect.

9. Subsequent Event

Subsequent to April 30, 2010 and through June 22, 2010, certain shareholders of the International Value Fund redeemed their Select Class Shares and the International Value Fund paid the redemptions primarily with the proceeds resulting from disposing of portfolio securities. The proceeds from these redemptions amounted to approximately 20% of the net assets at April 30, 2010 of the International Value Fund.

112   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2009, and continued to hold your shares at the end of the reporting period, April 30, 2010.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2009	Ending Account Value, April 30, 2010	Expenses Paid During November 1, 2009 to April 30, 2010*	Annualized Expense Ratio
Emerging Markets Equity Fund
Class A
Actual	$1,000.00	$1,137.10	$9.38	1.77%
Hypothetical	1,000.00	1,016.02	8.85	1.77
Class B
Actual	1,000.00	1,134.40	12.01	2.27
Hypothetical	1,000.00	1,013.54	11.33	2.27
Class C
Actual	1,000.00	1,134.10	12.01	2.27
Hypothetical	1,000.00	1,013.54	11.33	2.27
Institutional Class
Actual	1,000.00	1,139.00	7.27	1.37
Hypothetical	1,000.00	1,018.00	6.85	1.37
Select Class
Actual	1,000.00	1,138.50	8.06	1.52
Hypothetical	1,000.00	1,017.26	7.60	1.52

Global Focus Fund
Class A
Actual	1,000.00	1,160.80	7.77	1.45
Hypothetical	1,000.00	1,017.60	7.25	1.45
Class C
Actual	1,000.00	1,157.70	10.43	1.95
Hypothetical	1,000.00	1,015.12	9.74	1.95

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   113

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, November 1, 2009	Ending Account Value, April 30, 2010	Expenses Paid During November 1, 2009 to April 30, 2010*	Annualized Expense Ratio
Global Focus Fund (continued)
Class R5
Actual	$1,000.00	$1,163.00	$5.36	1.00%
Hypothetical	1,000.00	1,019.84	5.01	1.00
Select Class
Actual	1,000.00	1,162.10	6.43	1.20
Hypothetical	1,000.00	1,018.84	6.01	1.20

International Equity Fund
Class A
Actual	1,000.00	1,029.40	6.54	1.30
Hypothetical	1,000.00	1,018.35	6.51	1.30
Class B
Actual	1,000.00	1,027.10	9.30	1.85
Hypothetical	1,000.00	1,015.62	9.25	1.85
Class C
Actual	1,000.00	1,026.60	9.30	1.85
Hypothetical	1,000.00	1,015.62	9.25	1.85
Class R2
Actual	1,000.00	1,028.10	7.79	1.55
Hypothetical	1,000.00	1,017.11	7.75	1.55
Class R5
Actual	1,000.00	1,032.00	4.28	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85
Select Class
Actual	1,000.00	1,031.00	5.29	1.05
Hypothetical	1,000.00	1,019.59	5.26	1.05

International Equity Index Fund
Class A
Actual	1,000.00	1,012.70	5.34	1.07
Hypothetical	1,000.00	1,019.49	5.36	1.07
Class B
Actual	1,000.00	1,009.70	8.92	1.79
Hypothetical	1,000.00	1,015.92	8.95	1.79
Class C
Actual	1,000.00	1,009.90	8.92	1.79
Hypothetical	1,000.00	1,015.92	8.95	1.79
Class R2
Actual	1,000.00	1,011.90	6.58	1.32
Hypothetical	1,000.00	1,018.25	6.61	1.32
Select Class
Actual	1,000.00	1,014.70	4.10	0.82
Hypothetical	1,000.00	1,020.73	4.11	0.82

International Opportunities Fund
Class A
Actual	1,000.00	1,051.50	6.87	1.35
Hypothetical	1,000.00	1,018.10	6.76	1.35
Class B
Actual	1,000.00	1,048.20	9.40	1.85
Hypothetical	1,000.00	1,015.62	9.25	1.85

114   J.P. MORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2010

	Beginning Account Value, November 1, 2009	Ending Account Value, April 30, 2010	Expenses Paid During November 1, 2009 to April 30, 2010*	Annualized Expense Ratio
International Opportunities Fund (continued)
Class C
Actual	$1,000.00	$1,048.20	$9.40	1.85%
Hypothetical	1,000.00	1,015.62	9.25	1.85
Institutional Class
Actual	1,000.00	1,053.50	4.63	0.91
Hypothetical	1,000.00	1,020.28	4.56	0.91
Select Class
Actual	1,000.00	1,052.40	5.60	1.10
Hypothetical	1,000.00	1,019.34	5.51	1.10

International Value Fund
Class A
Actual	1,000.00	1,035.20	6.56	1.30
Hypothetical	1,000.00	1,018.35	6.51	1.30
Class B
Actual	1,000.00	1,032.50	9.07	1.80
Hypothetical	1,000.00	1,015.87	9.00	1.80
Class C
Actual	1,000.00	1,032.30	9.07	1.80
Hypothetical	1,000.00	1,015.87	9.00	1.80
Class R2
Actual	1,000.00	1,033.60	7.82	1.55
Hypothetical	1,000.00	1,017.11	7.75	1.55
Institutional Class
Actual	1,000.00	1,036.50	4.54	0.90
Hypothetical	1,000.00	1,020.33	4.51	0.90
Select Class
Actual	1,000.00	1,036.20	5.30	1.05
Hypothetical	1,000.00	1,019.59	5.26	1.05

Intrepid International Fund
Class A
Actual	1,000.00	1,035.80	7.57	1.50
Hypothetical	1,000.00	1,017.36	7.50	1.50
Class C
Actual	1,000.00	1,033.10	10.08	2.00
Hypothetical	1,000.00	1,014.88	9.99	2.00
Class R2
Actual	1,000.00	1,034.00	8.83	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75
Institutional Class
Actual	1,000.00	1,037.60	5.05	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00
Select Class
Actual	1,000.00	1,036.90	6.31	1.25
Hypothetical	1,000.00	1,018.60	6.26	1.25

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

APRIL 30, 2010        J.P. MORGAN INTERNATIONAL EQUITY FUNDS   115

THIS PAGE IS INTENTIONALLY LEFT BLANK

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2010 All rights reserved. April 2010.	SAN-INTEQ-410

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e)

(1)

Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the Registrant's internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust II

By:

/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

July 9, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/___________________________

George C.W. Gatch

President and Principal Executive Officer

July 9, 2010

By:

/s/____________________________

Patricia A. Maleski

Treasurer and Principal Financial Officer

July 9, 2010